ANNUAL REPORT

December 31, 1998

[ATLAS LOGO]

The investments you want from the people you trust.

NOT FDIC INSURED

Table of Contents
--------------------------------------------------------------------------------

Letter from the President...................................      2

Atlas Fund Discussions
     Stock Funds:
          Balanced Fund.....................................      5
          Emerging Growth Fund..............................      5
          Global Growth Fund................................      6
          Growth and Income Fund............................      7
          Strategic Growth Fund.............................      7
     Bond Funds:
          Municipal Bond Funds..............................      8
          Strategic Income Fund.............................      8
          U.S. Government and Mortgage Securities Fund......      9
     Money Funds............................................      9
Atlas Stock and Bond Fund Total Returns
     Stock Funds............................................     11
     Bond Funds.............................................     11
Comparing Atlas Fund Performance to the Market..............     12
Statements of Investments in Securities and Net Assets......     14
Statements of Assets and Liabilities........................     40
Statements of Operations....................................     42
Statements of Changes in Net Assets.........................     44
Financial Highlights........................................     48
Notes to Financial Statements...............................     58
Independent Auditors' Report................................     68

[Atlas Funds logo black plate]
[Atlas Funds logo green plate]

              FROM THE OFFICE OF MARION O. SANDLER
              President and Chief Executive Officer

              Dear Valued Shareholder,

                  The U.S. economy remained strong in 1998, in contrast
              to Japan's ongoing recession and the financial turmoil plaguing emerging markets around the world. Although growth in American corporate earnings slowed considerably during the year, personal spending was robust, which could be attributed to high consumer confidence as:

                  - Nearly 3 million new jobs were created,

                  - Unemployment remained low and fell to 4.3% by the
                    end of 1998, and

                  - Inflation was almost non-existent at a mere 1.6%.

                  The Federal Reserve provided an additional stimulus to
              the economy by lowering interest rates three times within a seven week period between the end of September and the middle of November.

                                  The Stock Market:
                      Four Straight Years of Double-Digit Gains

                  The U.S. stock market continued its ascent in 1998,
              despite increased volatility. The Dow Jones Industrial Average (the "Dow"), the nation's most widely followed stock index, soared to an unprecedented high of 9338 in July before plunging almost 20% to 7539 in August. The Dow, however, didn't stay at that level for long and trended upward throughout the remainder of the year to close at 9181. This represented an increase -- including reinvested dividends -- over the previous year-end of 18.13%. In fact, 1998 was the fourth consecutive year of double-digit increases for the Dow. All of the Atlas stock funds participated in the continuing Bull Market and rewarded shareholders with solid returns. The performance of the Atlas Growth and Income Fund, however, was especially noteworthy. The fund provided investors with a total return of 25.83% for the year, ranking it in the top 17% of all growth and income funds tracked by Lipper
              Analytical Services in 1998.(1) The
              Growth and Income Fund, along with our
              other stock funds, is discussed in
              more detail in the Atlas Fund
              Discussions which follow this letter.

              (1) Lipper Analytical Services, Inc.,
                  a leading resource for performance
                  data for the mutual fund industry,
                  ranked the fund 130 out of 768 for
                  total return for one year, and 95
                  out of 310 for five years ended
                  12/31/98 for the Growth and Income
                  Funds category.                (NOT FDIC-INSURED INFO)

                                   The Bond Market:
                     U.S. Treasuries Provide Safety and Liquidity

                  U.S. Treasury securities were in high demand in 1998
              as investors, especially those overseas, sought a safe haven from global financial turmoil. However, the increased demand caused by this "flight to quality" was faced with a shrinking supply, as the U.S. Government issued fewer securities because of a growing budget surplus. With the demand for Treasuries exceeding supply, prices rose dramatically and the yield on the benchmark 30-year Treasury bond fell to 5.09% by year-end, which was close to the lowest level for long-term Treasuries since the mid-1960s. Because the Atlas U.S. Government and Mortgage Securities Fund is managed primarily for yield, the portfolio is heavily weighted in mortgage-backed securities, which did not fully participate in the price increases experienced by the Treasury sector of the bond market. Still, the fund achieved an annual total return of 6.06% and rewarded its shareholders with a 6.20% yield for 1998. In fact, in every month for the past five years, the Atlas U.S. Government and Mortgage Securities Fund's yield has ranked in the top 15% of all U.S. government funds tracked by Lipper Analytical Services.(2) The U.S. Government and Mortgage Securities Fund and our other bond funds are discussed in more detail in the Atlas Fund Discussions which follow this letter.

                             Atlas No Load Mutual Funds:
                                     Here To Stay

                  For the first four months of 1998, we offered
              investors a limited-time opportunity to purchase Atlas Funds without a sales charge. However, customer reaction was so overwhelmingly favorable that we decided to extend the offer indefinitely. So now, whenever you invest in any Atlas Fund, you don't pay one cent in sales charges. And as an added benefit, your Atlas no load mutual funds come with the knowledge and expertise of a friendly Atlas Representative. Instead of doing business with some cold, impersonal voice over the phone, you can meet with your Atlas Representative, person-to-person, in the comfort of a nearby branch of our sister company -- World Savings. Atlas offers you the kind of personal attention and professional advice that most no load funds simply do not provide.

              (2) The Lipper Mutual Fund Yield Survey is the source for
                  yield rankings. Lipper Analytical Services, Inc. ranked the fund 169 out of 184 for total return for one year and 54 out of 97 for five years ended
                  12/31/98 for the General U.S. Government Fund category.

                  The Investments You Want From The People You Trust

                  As a sister company of World Savings and a member of
              the $40 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products, personal service and caring professional advice you've come to expect from World. Your Atlas Representative will be happy to answer any questions you have about your funds, provide you with information about Atlas Annuities, or prepare a complimentary review of your investment portfolio. For an appointment, simply call 1-800-933-ATLAS (1-800-933-2852).

                  We appreciate the trust you've placed in Atlas, and we
              look forward to serving your financial needs for many years in the future.

              Sincerely,

              /s/ Marion O. Sandler
              (Mrs.) Marion O. Sandler
              President and Chief Executive Officer

Atlas Fund Discussions
--------------------------------------------------------------------------------

Balanced Fund:

                  The Atlas Balanced Fund had a total return of 8.63% for 1998, compared to the Lipper(1) average of 13.48% for the Balanced Fund category. Our fund's performance reflected the fact that, during the year, the portfolio was invested only 35% to 40% in stocks, which was relatively light compared to its peer group. This moderate equity allocation was consistent with the fund's conservative approach and the manager's view that many stocks were overpriced, but it did prevent the fund from fully participating in the gains experienced in the stock market.

                  The Balanced Fund seeks to provide shareholders with current income as well as capital appreciation, and therefore invests in a diversified portfolio which includes dividend-paying stocks, government and corporate bonds, and convertible securities. During the past year, bank, drug, retail, insurance, and telephone company stocks were the strongest performers. Long-term zero coupon Treasury bonds also contributed positively to fund performance. The returns from oil companies, electric utilities, REITS (real estate investment trusts), and paper companies were less robust. At year-end, the fund was conservatively positioned, with 38% of its holdings in common stocks, 37% in bonds and convertible securities, and 25% in cash.

                  Going forward into 1999, the fund's manager plans to maintain a defensive posture towards stocks as long as prices remain at year-end levels or higher. However, he expects market fluctuations to create opportunities to add to the fund's equity holdings at lower prices during the coming year.

Emerging Growth Fund:

                  The Atlas Emerging Growth Fund had a total return in 1998 of 5.77%, significantly outperforming the Lipper average return for Small-Cap Funds of -0.33% and ranking the Atlas Fund in the top 25% of its peer group.(2) The fund also outperformed the Russell 2000 Index, a measure of small company stock performance, which ended the year with a -3.45% average return.

                  The Emerging Growth Fund invests primarily in small companies with innovative products and services. These companies often have greater appreciation potential than large companies and, over time, have shown impressive performance. The past year, however, was a volatile one for small-capitalization stocks. The Russell 2000 Index rose 12.5% through mid-April and then fell almost 37% to the low point for the year in October. By year-end, the index had failed to recover fully from its losses. In comparison, the Emerging Growth Fund's solid return of 5.77% can be attributed to the fund manager's focus on individual stock selection, emphasizing companies believed to have sustainable earnings growth. Additionally, the portfolio was diversified among a number

---------------

                  (1) Lipper Analytical Services, Inc. is a leading resource for performance data for the mutual funds industry.

                  (2) Lipper ranked the fund 157 out of 638 Small-Cap Funds for total return for the year ended 12/31/98.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Emerging Growth Fund: (continued)
                  of industry sectors. Technology holdings contributed the most to the fund's gains. Commercial services, healthcare, and consumer stocks also did well. Weakness in commodity prices caused poor performance in the energy sector, and the fund plans to limit holdings in this group until trends become more favorable. Communications services, such as long distance companies, also had disappointing earnings. Despite good revenue growth, profits were impacted by the costs of obtaining new capital.

                  Entering 1999, the fund manager continues to favor the technology sector, especially business software and services companies. The fund will maintain its broad diversification across industry groups and will continue to focus on companies expected to have ongoing growth in earnings.

Global Growth Fund:

                  Throughout most of 1998, the world's stock markets reacted with extreme volatility as several countries encountered financial difficulties. Ongoing turmoil in Japan and Southeast Asia was followed by devaluation and loan defaults in Russia and economic problems in Latin America. Despite international turbulence, the Atlas Global Growth Fund ended the year with a strong performance, producing a 16.19% total return. In contrast, the total return of the Lipper Global Fund average was only 14.34%.

                  When selecting stocks for the portfolio, our fund's manager looks for companies that are expected to benefit from one or more key "global themes." In 1998, the most heavily weighted themes in the portfolio were Telecommunications/Media, Capital Market Development, and Emerging Consumer Markets, which the manager believed to have strong potential for growth.

                  Throughout the year, the fund remained cautious and maintained a low exposure to Southeast Asia, but continued to invest in Latin America, believing that, economically and politically, the region was still fundamentally strong. The portfolio was most heavily weighted in the stocks of industrialized Europe. This area has bright prospects due to significant corporate restructuring in anticipation of the formation of the European Monetary Union (EMU). The second largest regional exposure of the fund was the U.S. It was the fund's heavy weighting in these two geographic areas that contributed the most to its solid performance in the wake of 1998's international turmoil.

                  Going forward, the global outlook continues to be mixed. Worldwide growth is expected to slow over the coming year, and investing prospects in Asia still look dim. Latin American equities markets are predicted to be volatile, but the fund's manager believes that the low valuations on many of the region's stocks could provide substantial appreciation potential. Although it is still too early to gauge the true impact of the newly formed EMU or the Euro, the new common currency adopted by eleven European nations, the fund manager's expectations for Western Europe tend to be favorable.

--------------------------------------------------------------------------------

Growth and Income Fund:

                  The Atlas Growth and Income Fund achieved a total return of 25.83% for the year, outperforming the Lipper average return for Growth and Income Funds of 15.61%, and placing it in the top 17% of its category.(3)

                  The fund invests both in growth stocks, believed to have superior earnings potential, and value stocks, which are thought to be attractively priced. Growth stocks were the best performers for the fund during 1998. The best performing sectors were technology, financial, and retail. Holdings in energy companies, REITS (real estate investment trusts), and waste disposal companies were weaker performers. The fund ended 1998 with 79% of its assets invested in stocks, 13% in bonds and convertible securities, and 8% in cash.

                  The fund managers anticipate more market volatility and a slower growth environment in 1999, and have positioned the fund accordingly by increasing the portfolio's investment in stocks of large, high quality companies. The managers believe that these premium companies have the most potential for sustaining earnings and revenue growth in a slowing economy.

Strategic Growth Fund:

                  The Atlas Strategic Growth Fund produced a total return for the year of 11.22%, under-performing the Lipper average of 22.86% for the Growth Fund category. Our fund focuses on mid- to large-capitalization companies, and it was the mid-capitalization sector which contributed heavily to the fund's weaker performance relative to its peer group.

                  The fund's investment discipline -- selecting stocks that offer "growth at a reasonable price" -- caused it to avoid many stocks that were overpriced. As a result, the fund's performance lagged some of its peers because a number of the securities our fund had avoided provided excellent returns in 1998. The fund's strategy of investing at reasonable valuations caused the manager to hold high cash reserves during most of the year, further diluting performance. However, market weakness in September and October allowed the fund to invest some of its cash by adding to equity positions. During 1998, technology, housing, and retail stocks contributed the most to the fund's gains. Performance was negatively impacted by holdings in economically sensitive industries, such as industrials and capital goods. These sectors lagged the market in the latter part of the year, amid increasing concerns that the economy was slowing. The fund ended the year with 83% of assets in stocks and 17% in cash.

                  As we enter 1999, the fund's manager will continue to look for opportunities to convert more of the fund's cash to equities by taking advantage of anticipated market volatility and by purchasing stocks at more reasonable levels during future downturns.

---------------

                  (3) Lipper Analytical Services, Inc. ranked the fund 130 out of 768 for total return for one year, and 95 out of 310 for five years ended 12/31/98 for the Growth and Income Funds category.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Municipal Funds:

                  The Atlas California Municipal Bond Fund delivered a total return of 5.94% to shareholders, outperforming the Lipper average return of 5.77% for California Municipal Debt Funds. The Atlas National Municipal Bond Fund, with a total return of 5.70%, also outperformed the Lipper average return of 5.32% for General Municipal Debt Funds. After-tax returns for the funds were even higher, since the dividend income is generally tax-free. At year-end, the 30-day yields were 3.61% and 3.92% respectively, translating to maximum taxable equivalent yields of 6.59% and 6.49%.

                  Although municipal bond prices increased far less than Treasury bonds in 1998, they faired significantly better than corporate, global, and mortgage-backed bonds. A high supply of municipal bonds, caused by a near record volume of new issues, dampened the relative performance of municipal bonds compared to Treasuries.

                  Seeking to increase yields for shareholders, both funds extended maturities somewhat during the spring when interest rates were rising and selectively added A and BBB rated securities during the year. However, both funds continue to maintain portfolios that are among the highest quality in their categories. As of December 31, 1998, approximately 85% of the assets in the California Municipal Bond Fund and 72% of the assets in the National Municipal Bond Fund were invested in securities rated AAA or AA, the two highest ratings awarded by Standard & Poor's, one of the nation's leading credit rating organizations.

                  The outlook for 1999 continues to be favorable for municipal bonds. Yields are historically very high when compared to taxable bonds. This attractive yield ratio should keep demand robust, as investors recognize the significant after-tax advantage of municipal securities.

Strategic Income Fund:

                  The Atlas Strategic Income Fund generated a total return of 4.03% for the year, outdistancing the Lipper Multi-Sector Income Fund Average which returned 1.30%. Within this peer group, our fund ranked in the top 19%.(4)

                  The fund is designed to produce high current income while balancing risk among three different market sectors -- foreign bonds, U.S. Government securities, and high yield, lower-rated U.S. corporate bonds. Diversifying the portfolio across these three segments helps to mitigate extreme fluctuations experienced by any one market sector, similar to what occurred in the summer of 1998 when, amid concerns about liquidity, investors fled risky, high yield investments for the safety of high quality securities. As a result, the segment of our fund invested in U.S. Treasuries produced strong returns, which helped balance weaknesses in the high yield portion of the portfolio. Foreign bonds from emerging markets also performed poorly, but the fund was able to avoid most of the

---------------

                  (4) Lipper Analytical Services, Inc. ranked the fund 17 out of 93 Multi-Sector Income Funds for total return for the year ended 12/31/98.

--------------------------------------------------------------------------------
                  problems experienced by its peers because the fund's manager had reduced investments in this segment during the last half of the year.

                  In 1999, the fund's manager will look for an opportunity to add to the emerging market sector -- where bonds are currently trading at low prices -- once the political and economic landscape stabilizes. Until that time, the fund will maintain a limited exposure to that segment. In the near term, the fund's manager plans to continue to allocate a heavier proportion of the portfolio to U.S. Treasuries and high yield corporate bonds. Both of these sectors are expected to do well in a slow-growth, non-inflationary economy.

U.S. Government and Mortgage Securities Fund:

                  The Atlas U.S. Government and Mortgage Securities Fund experienced a total return of 6.06% for the year, falling short of the 8.07% average return of all U.S. Government Funds tracked by Lipper. Our fund is managed primarily for yield, with more emphasis on capital preservation than capital appreciation. In pursuit of its high income objective, the fund favors high quality mortgage-backed securities, which under-performed the U.S. Treasury bonds preferred by most of its peers. As a result of this strategy, our fund has been in the top 15% of the U.S. Government Fund category for yield every month for the last five years.(5) By the end of 1998, the Atlas U.S. Government and Mortgage Securities Fund rewarded shareholders with a 30-day yield of 6.03%, far superior to the 5.09% that 30-year Treasuries were yielding at year-end.

                  Mortgage rates dropped throughout the year, and the prepayment rate increased as homeowners took advantage of lower rates and refinanced their loans. The fund manager reacted by aggressively selling securities with high early payoff rates and reinvesting in lower coupon mortgages. The fund is managed to maintain a below-average prepayment rate, a strategy that has contributed to its outstanding yield.

                  Entering 1999, the fund manager believes that mortgage-backed securities offer investors very good value compared to Treasury bonds. The rate of prepayment on mortgages is expected to slow, contributing to an anticipated increase in total return for the fund. The fund will continue to focus on controlling prepayments of securities in the portfolio and on producing superior yields for shareholders.

Money Funds:

                  For 1998, the Atlas U.S. Treasury Money Fund provided a total return of 4.60% by investing solely in top quality U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government. Income generated by the fund is 100% exempt from state and local taxes.

---------------

                  (5) The Lipper Mutual Fund Yield Survey is the source for yield rankings. Lipper Analytical Services, Inc. ranked the fund 169 out of 184 for total return for one year, and 54 out of 97 for five years ended 12/31/98 for the General
                  U.S. Government Fund category.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Money Funds: (continued)
                  The Atlas California Municipal Money Fund generated a total return of 2.67%, which is equal to a maximum taxable equivalent return of 4.87%, and the Atlas National Municipal Money Fund realized a return of 2.95%, for a maximum taxable equivalent return of 4.88%. The Atlas municipal money funds will continue to purchase only the highest quality short-term municipal securities, favoring those that are enhanced by letters of credit, private insurance, or pre-refunding. In recent years, the funds have not invested in securities backed by letters of credit from Japanese banks, and they will continue to avoid them in 1999. The financial difficulties facing Asian markets were widely publicized during the past year, testifying to the prudence of the fund's strategy toward these issues.

                  All total returns referenced in the preceding letter and Atlas Fund Discussions are for Class A shares. They include increases or decreases in price, plus income and capital gains distributions, if any.

Atlas Stock and Bond Fund Total Returns      for periods ended December 31, 1998
--------------------------------------------------------------------------------

                                          Class A Shares                           Class B Shares
                         ------------------------------------------------      -----------------------
                         12 Months      5 Years       Inception To Date               12 Months
                         ---------      -------      --------------------      -----------------------
                            at            at          at        inception      without         with
                            net           net         net         date         deferred      deferred
                           asset         asset       asset                      sales          sales
                           value         value       value                      charge       charge(1)
                             %             %           %                          %              %
------------------------------------------------------------------------------------------------------
Stock Funds:
Balanced                   8.63          13.93       13.09         9/93          8.04           5.04
----------------------
Emerging Growth            5.77           N.A.       20.99         4/97          5.18           2.18
--------------
Global Growth             16.19           N.A.       19.30         4/96         15.58          12.58
-----------------
Growth and Income         25.83          20.19       18.39        12/90         25.14          22.14
------------
Strategic Growth          11.22          17.58       17.10         9/93         10.39           7.39
---------------

Bond Funds:
California
Municipal Bond             5.94           5.13        7.66         1/90          5.41           2.41
----------------
National
Municipal Bond             5.70           5.23        7.81         1/90          5.08           2.08
----------------
Strategic Income           4.03           N.A.        8.60         5/96          3.25           0.35
---------------
U.S. Government
and Mortgage
Securities                 6.06           6.03        7.94         1/90          5.53           2.54
----------------------

                                     Class B Shares
                         --------------------------------------
                                   Inception to Date
                         --------------------------------------
                         without         with         inception
                         deferred      deferred         date
                          sales          sales
                          charge       charge(1)
                            %              %
Stock Funds:
Balanced                  15.54          15.41          7/94
----------------------
Emerging Growth           20.20          18.61          4/97
--------------
Global Growth             18.59          18.02          4/96
-----------------
Growth and Income         23.84          23.74          7/94
------------
Strategic Growth          19.51          19.39          7/94
---------------
Bond Funds:
California
Municipal Bond             6.27           6.09          7/94
----------------
National
Municipal Bond             6.44           6.26          7/94
----------------
Strategic Income           7.74           7.07          5/96
---------------
U.S. Government
and Mortgage
Securities                 7.28           7.10          7/94
----------------------

(1) Assumes complete redemption at the end of the given period and imposition of the maximum Contingent Deferred Sales Charge.

Comparing Atlas Fund Performance to the Market
--------------------------------------------------------------------------------

The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our funds' portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable. Atlas Fund returns are for Class A shares. Returns for Class B shares will differ. As always, past performance is no guarantee of future results.


Balanced Fund                                             Emerging Growth Fund
Performance Graph Black Plate                             Performance Graph Black Plate
Performance Graph Green Plate                             Performance Graph Green Plate

Global Growth Fund                                        Growth and Income Fund
'Performance Graph Black Plate                            'Performance Graph Black Plate
'Performance Graph Green Plate                            'Performance Graph Black Plate

----------------------------------------------

Strategic Growth Fund                                     California Municipal Bond Fund
[LINE GRAPH]                                                      [LINE GRAPH]

National Municipal Bond Fund                              Strategic Income Fund
[LINE GRAPH]                                                      [LINE GRAPH]

U.S. Government and Mortgage Securities Fund
[LINE GRAPH]

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas U.S. Treasury Money Fund
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
UNITED STATES TREASURY BILLS - 62.12%
  3.65% - 3.98% due
    01/07/99 - 01/14/99..............  $  1,627,000      $  1,624,820
  4.03% - 4.93% due
    01/07/99 - 02/11/99..............    34,998,000        34,856,327
                                                           ----------
  Total United States Treasury Bills (cost:
    $36,481,147)                                           36,481,147
                                                           ----------
UNITED STATES TREASURY NOTES - 37.98%
  5.88% due 01/31/99.................    10,000,000        10,255,288
  6.50% - 6.88% due
    04/30/99 - 07/31/99..............    11,750,000        12,050,427
                                                           ----------
  Total United States Treasury Notes (cost:
    $22,305,715)                                           22,305,715
                                                           ----------
TOTAL SECURITIES (COST: $58,786,862) - 100.10%             58,786,862
OTHER ASSETS AND LIABILITIES, NET - (.10)%                    (59,535)
                                                           ----------
NET ASSETS - 100.00%                                     $ 58,727,327
                                                           ----------
                                                           ----------

Atlas California Municipal Money Fund
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
TAX-EXEMPT COMMERCIAL PAPER - 7.16%
  Guam, Power Authority, 2.85% due
   02/09/99..........................  $    900,000      $    900,000
  Los Angeles, Metro Transportation
   Authority, Second Subordinate
   Sales Tax Revenue, Series A, 2.90%
   due 01/15/99......................     1,000,000         1,000,000
  State, General Obligation, Tax
   Exempt Commercial Paper, 2.85% due
   01/15/99..........................     1,000,000         1,000,000
                                                           ----------
  Total Tax-Exempt Commercial Paper (cost:
    $2,900,000)                                             2,900,000
                                                           ----------
FIXED RATE BONDS AND NOTES - 12.15%
  Alameda County, Unified School
   District, Tax and Revenue
   Anticipation Notes, 4% due
   06/30/99..........................     2,000,000         2,002,850
  Oxnard, School District, Tax and
   Revenue Anticipation Notes, 4% due
   08/19/99..........................     1,500,000         1,504,379
  Palm Springs, Unified School
   District, FSA Insured, Series F,
   7.25% due 02/01/99................       170,000           170,511
  Pomona, Unified School District,
   Series F, FGIC Insured, 5.80% due
   08/01/99..........................       100,000           101,254
  Sacramento, Municipal Utility
   District Electric Revenue, Series
   I, MBIA Insured, 4.90% due
   01/01/99..........................       250,000           250,000
  Salinas, Sanitation Sewer System
   Revenue, FGIC Insured, 4.50% due
   08/01/99..........................       285,000           286,528
  San Diego County, Regional
   Transportation Commission Sales
   Tax, Series A, 6.20% due
   04/01/99..........................       500,000           503,149
  State, General Obligation, 5.90%
   due 02/01/99......................       100,000           100,187
                                                           ----------
  Total Fixed Rate Bonds and Notes (cost:
    $4,918,858)                                             4,918,858
                                                           ----------

Atlas California Municipal Money Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
VARIABLE RATE DEMAND NOTES* - 80.26%
  Alameda County, Industrial
   Development Agency, Tool Family
   Partnership, AMT, Series A, 4.10%
   due 07/01/27......................  $  1,100,000      $  1,100,000
  Alameda-Contra Costa, School
   Financing Authority, 3.70% due
   07/01/16..........................       800,000           800,000
  Contra Costa County, State Housing
   Authority, Multi-Family Revenue,
   Lakeshore Apartments, Series C,
   3.60% due 11/15/12................       295,000           295,000
  Eastern Municipal Water District,
   Water and Sewer Revenue, COP, FGIC
   Insured, 3.60% due 07/01/20.......       400,000           400,000
  Fairfield, Industrial Development
   Authority, Meyer Cookware
   Industries, Inc. Project, Series
   A, AMT, 4.10% due 05/01/27........       400,000           400,000
  Foothill/Eastern Corridor Agency
   California Toll Road Revenue,
   Series C, 3.60% due 01/02/35......       800,000           800,000
  Glendale, Revenue Reliance
   Development, Public Parking, 3.40%
   due 12/01/14......................       500,000           500,000
  Imperial County, COP, Capital
   Projects, 3.80% due 09/01/17......       500,000           500,000
  Irvine, Improvement Bond Act 1915,
   Assessment District #97-16, 5.10%
   due 09/02/22......................       500,000           500,000
   Assessment District #97-17, 5.10%
   due 09/02/23......................     3,200,000         3,200,000
  Lassen Municipal Utility District,
   Revenue Refunding, Series A, AMT,
   FSA Insured, 4.15% due 05/01/08...       900,000           900,000
  Moorpark, Multi-Family Revenue,
   LeClub Apartments Project, Series
   A, 3.65% due 11/01/15.............       300,000           300,000
  Oakland, Joint Powers Financing
   Authority Lease Revenue, Series
   A-1, 3.90% due 08/01/21...........     1,000,000         1,000,000
  Orange County, Water District, COP,
   Project B, 4.80% due 08/15/15.....     1,900,000         1,900,000
  Otay, Water District, COP, Capital
   Projects, 3.90% due 09/01/26......       700,000           700,000
  Pasadena, COP, Rose Bowl
   Improvement Project, 3.80% due
   12/01/11..........................       100,000           100,000
  Puerto Rico, Commonwealth Highway &
   Transportation Authority, AMBAC
   Insured, Series A, 3.50% due
   07/01/28..........................     1,600,000         1,600,000
  Riverside County, Special Tax,
   Community Facilities District
   #89-5, 3.50% due 09/01/28.........     1,000,000         1,000,000
  San Diego County, Multi-Family
   Housing Revenue, Country Hills,
   Series A, 3.55% due 08/15/13......       280,000           280,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, Series A,
   AMT, 3.50% due 11/01/17...........     1,600,000         1,600,000
  San Leandro, Multi-Family, Carlton
   Plaza Project, Series A, 4% due
   10/01/27..........................     1,000,000         1,000,000
  State Educational Facilities
   Authority Revenue, Foundation for
   Educational Achievement, Series A,
   3.90% due 07/01/26................       800,000           800,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
  State Health Facilities Financing
   Authority Revenue Refunding,
   Catholic Healthcare West, Series
   D, MBIA Insured, 3.60% due
   07/01/18..........................  $  1,000,000      $  1,000,000
   Sutter Health, Series B, 5.10% due
   03/01/20..........................       500,000           500,000
   Sutter/California Healthcare
   System, Series C, 5.10% due
   07/01/22..........................     1,000,000         1,000,000
  State Housing Finance Agency
   Revenue Refunding, Pool Program,
   Series 1990A, 3.60% due
   09/01/20..........................       100,000           100,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding, Chevron USA,
   Inc. Project, 3.10% due
   11/15/01..........................     1,000,000         1,002,132
   Chevron USA, Inc. Project, 3.65%
   due 05/15/02......................       300,000           300,000
   Pacific Gas & Electric Co., Series
   C, 5% due 11/01/26................       600,000           600,000
   Shell Oil Company Project, Series
   B, 5.10% due 10/01/11.............     1,200,000         1,200,000
  Statewide Communities Development
   Authority, COP, NoCal-Retired
   Officers, 5.05% due 06/01/26......     1,910,000         1,910,000
   Multi-Family, Sunrise of Moraga,
   Series A, AMT, 4% due 07/01/27....       500,000           500,000
  Statewide Communities Development
   Corp. Revenue, Industrial
   Development, Florestone, AMT,
   3.95% due 05/01/09................       785,000           785,000
   Setton Properties Project, AMT,
   3.95% due 10/01/10................       800,000           800,000
   Staub Project, Series A, AMT,
   3.95% due 08/01/02................       520,000           520,000
   Tri-Valley Industrial Development,
   Series F, AMT, 3.85% due
   12/01/10..........................       700,000           700,000
  Stockton, Multi-Family, Mariners
   Pointe Association, Series A,
   3.80% due 09/01/18................     1,000,000         1,000,000
  Tustin, Improvement Bond Act 1915,
   Reassessment District #95-2,
   Series A, 5.10% due 09/02/13......       900,000           900,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
  $32,492,132)                                             32,492,132
                                                           ----------
TOTAL SECURITIES (COST: $40,310,990) - 99.57%              40,310,990
OTHER ASSETS AND LIABILITIES, NET - .43%                      172,496
                                                           ----------
NET ASSETS - 100.00%                                     $ 40,483,486
                                                           ----------
                                                           ----------

Atlas National Municipal Money Fund
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
TAX-EXEMPT COMMERCIAL PAPER - 5.49%
  Utah State, General Obligation,
   Highway Commercial Paper Notes,
   1997, Series B, 3.05% due
   03/10/99..........................  $    300,000      $    300,000
                                                           ----------
  Total Tax-Exempt Commercial Paper (cost:
   $300,000)                                                  300,000
                                                           ----------
FIXED RATE BONDS AND NOTES - 16.67%
  Belen, New Mexico, Gross Receipts
   Tax Revenue, FSA Insured, 3.50%
   due 06/01/99......................       150,000           149,997
  Colorado Springs, Colorado,
   Cottonwood General Improvement
   District, AMBAC Insured, 3.10% due
   12/01/99..........................       100,000           100,000
  Kentucky, Economic Development
   Financing Authority, Medical
   Center Revenue, Ashland Hospital
   Corp., FSA Insured, 4.25% due
   02/01/99..........................       200,000           200,520
  Mississippi State, University
   Educational Building Corp.
   Revenue, MBIA Insured, 3.75% due
   08/01/99..........................       260,000           259,924
  Montgomery County, Ohio, Greater
   Moraine-Beaver Creek Sewer
   Revenue, FGIC Insured, 4.70% due
   09/01/99..........................       200,000           200,367
                                                           ----------
  Total Fixed Rate Bonds and Notes (cost: $910,808)           910,808
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 75.67%
  Allegheny County, Pennsylvania,
   Hospital Development Authority,
   Presbyterian University, Series
   B1, 4.10% due 03/01/18............        95,000            95,000
  Allegheny County, Pennsylvania,
   Industrial Development Authority,
   Longwood at Oakmont, Inc. Project,
   5.10% due 07/01/27................       100,000           100,000
  Babylon, New York, Industrial
   Development Authority, Resource
   Recovery Revenue, AMT, 4.85% due
   12/01/24..........................       100,000           100,000
  Bonner County, Idaho, Industrial
   Development Authority, Economic
   Development Revenue, McFarland
   Cascade Project, AMT, 4.15% due
   09/01/20..........................       295,000           295,000
  California, Statewide Communities
   Development Authority, COP, John
   Muir/Mount Diablo Health, AMBAC
   Insured, 4.80% due 08/15/27.......       100,000           100,000
  Campbell County, Virginia,
   Industrial Development Authority
   Revenue, Hadson Power, Series
   12-A, AMT, 5.30% due 04/01/15.....       100,000           100,000
  Dubuque, Iowa, Industrial
   Development Revenue, Swiss Valley
   Farms Co. Project, AMT, 4.05% due
   12/01/01..........................       100,000           100,000
  Florida, Housing Financing Agency,
   Multi-Family Revenue Refunding,
   Series E, 3.95% due 04/01/26......       200,000           200,000

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
  Fort Wayne, Indiana, Hospital
   Authority, Parkview Memorial
   Hospital, Series D, 3.90% due
   01/01/16..........................  $    200,000      $    200,000
  Grand Forks, North Dakota, Hospital
   Facilities Revenue, United
   Hospital Obligation Group Project,
   4.85% due 12/01/16................       100,000           100,000
  Grapevine, Texas, Industrial
   Development Corp., American
   Airlines, Series A2, XL589, 4.85%
   due 12/01/24......................       100,000           100,000
   Series B1, XL593, 4.85% due
   12/01/24..........................       100,000           100,000
  Gulf Coast Waste Disposal
   Authority, Texas, Water Pollution
   Control Contract Revenue, Amoco
   Oil, 3.60% due 1/15/99............       140,000           140,003
  Idaho, Health Facilities Authority,
   Saint Lukes Regional Medical
   Center Project, 5.10% due
   05/01/22..........................       200,000           200,000
  Illinois, Health Facilities
   Financing Authority Revenue,
   Ingalls Memorial Hospital, Series
   C, 4% due 01/01/16................       200,000           200,000
  Indiana, Health Facilities
   Financing Authority Revenue,
   Capital Access Designated Pool,
   1990, 4% due 12/01/10.............       100,000           100,000
   Capital Access Designated Pool,
   1991, 4% due 08/01/06.............       100,000           100,000
  Indiana State, Employment
   Development Commission, Triangle
   Ventures Project, AMT, 4.05% due
   01/01/14..........................       200,000           200,000
  Lone Star, Texas, Airport
   Improvement Authority, Series B-2,
   XL666, 4.85% due 12/01/14.........       300,000           300,000
  Massachusetts, Health & Educational
   Facilities Authority Revenue,
   Capital Asset Program, Series B,
   4.60% due 07/01/05................       100,000           100,000
  Metropolitan Nashville Airport
   Authority, Tennessee, American
   Airlines, Series A, XL675, 4.85%
   due 10/01/12......................       200,000           200,000
   American Airlines, Series B,
   XL676, 4.85% due 10/01/12.........       100,000           100,000
  Morgan County, Utah, Solid Waste
   Disposal Revenue, Holman, Inc.
   Project, AMT, 4.05% due
   08/01/31..........................       100,000           100,000
  North Alabama, Environmental
   Improvement Authority, Pollution
   Control Revenue, Reynolds Metals
   Project, Series 1985, 4.85% due
   12/01/00..........................       100,000           100,000
  Purdue University, Indiana,
   University Revenue, Student Fee,
   Series L, 3.95% due 07/01/20......       100,000           100,000
  Rockwall, Texas, Industrial
   Development Revenue, Columbia
   Extrusion Corp., AMT, 4.10% due
   07/01/14..........................       225,000           225,000
  Thornton, Colorado, Industrial
   Development Revenue, Service
   Merchandise Co. Project, 3.50% due
   12/15/99..........................       200,000           200,000


Atlas National Municipal Money Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  Winston-Salem, North Carolina, COP,
   Risk Acceptance Management Corp.,
   4.05% due 07/01/09................  $    180,000      $    180,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
    $4,135,003)                                             4,135,003
                                                           ----------
TOTAL SECURITIES (COST: $5,345,811) - 97.83%                5,345,811
OTHER ASSETS AND LIABILITIES, NET - 2.17%                     118,685
                                                           ----------
NET ASSETS - 100.00%                                     $  5,464,496
                                                           ----------
                                                           ----------

Atlas California Municipal Bond Fund
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
BONDS - 97.34%
  Anaheim Public Financing Authority,
   Lease Revenue Capital
   Appreciation, Series C, FSA
   Insured, 0% due 09/01/32..........  $  5,000,000      $    879,250
  Anaheim Public Financing Authority,
   Lease Revenue Public Improvements
   Project, Series A, FSA Insured, 5%
   due 03/01/37......................     6,000,000         5,949,060
  Brea, Public Finance Authority
   Revenue Tax Allocation,
   Redevelopment Project AB,
   Un-refunded, Series A, MBIA
   Insured, 6.75% due 08/01/22.......       660,000           718,535
  Burbank, Glendale, Pasadena Airport
   Authority, Airport Revenue
   Refunding, AMBAC Insured, 6.40%
   due 06/01/10......................     2,000,000         2,163,940
  Central Coast Water Authority,
   Revenue Refunding, State Water
   Project, Regional Facilities,
   Series A, AMBAC Insured, 5% due
   10/01/22..........................     3,250,000         3,227,413
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08..........................     3,600,000         4,022,100
  Cotati-Rohnert Park Unified School
   District, Series A, FGIC Insured,
   6% due 08/01/15...................       905,000           938,974
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/24.......     1,500,000         1,845,195
  Fresno Water System Revenue, Water
   Remediation Project, Series A,
   FGIC Insured, 7.50% due
   06/01/05..........................       715,000           850,836
  Kern High School District
   Refunding, MBIA Insured, Series
   1990-C, 6.25% due 08/01/12........     1,200,000         1,421,616
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25..........................     2,000,000         2,011,980
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18.......       140,000           182,987

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
  Los Angeles, Wastewater System
   Revenue Refunding, Series A, MBIA
   Insured, 5.875% due 06/01/24......  $  2,250,000      $  2,430,495
   Series B, AMBAC Insured, 6.25% due
   06/01/12..........................     2,500,000         2,757,325
  Los Angeles County, Public Works
   Financing Authority, Lease Revenue
   Refunding, Series B, MBIA Insured,
   5.25% due 09/01/15................     1,000,000         1,039,350
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C, Second Series A,
   MBIA Insured, 6.25% due
   07/01/13..........................     8,980,000         9,920,835
   Series B, AMBAC Insured, 6.50% due
   07/01/13..........................     1,750,000         1,893,325
  Los Angeles Department of Water and
   Power, Electric Plant Revenue,
   7.125% due 05/15/30...............     1,875,000         2,004,375
  MSR Public Power Agency, San Juan
   Project Revenue, Series E, MBIA
   Insured, 6.75% due 07/01/11.......     3,000,000         3,263,400
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16...................     2,690,000         1,120,331
  Marin Municipal Water District
   Water Revenue, MBIA Insured, 5.65%
   due 07/01/23......................     2,000,000         2,097,380
  Maritime Infrastructure Authority,
   Airport Revenue, San Diego
   University, Port District Airport,
   AMT, AMBAC Insured, 5% due
   11/01/20..........................     9,500,000         9,313,800
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, 5.50% due 07/01/19.......     2,500,000         2,595,950
   Series C, 5% due 07/01/27.........     4,000,000         3,964,000
  Montebello, Unified School
   District, Capital Appreciation,
   FGIC Insured, 0% due 08/01/17.....     2,150,000           846,390
  Mountain View, Capital Improvements
   Financing Authority Revenue, City
   Hall Community Theatre, MBIA
   Insured, 6.25% due 08/01/12.......     1,500,000         1,616,430
  New Haven Unified School District
   Refunding, MBIA Insured, 3.40% due
   08/01/11..........................       925,000           973,118
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   AMBAC Insured, 7.50% due
   07/01/23..........................        50,000            66,388
   Series A, MBIA Insured, 6.25% due
   07/01/12..........................     1,500,000         1,640,235
  Oakland Building Authority Lease
   Revenue, Elihu M. Harris, Series
   A, AMBAC Insured, 5% due
   04/01/23..........................     2,330,000         2,313,643
  Orange County, Sanitation
   Districts, COP Numbers 1, 2, 3, 5,
   6, 7 and 11, Series B, FGIC
   Insured, 6% due 08/01/16..........     2,000,000         2,161,040


Atlas California Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
  Oroville Hospital Revenue, Series
   A, 5.40% due 12/01/22.............  $  1,000,000      $  1,024,830
  Palm Springs Financing Authority,
   Airport Passenger Facility Charge
   Revenue, FSA Insured, 5.125% due
   01/01/18..........................     1,000,000         1,008,790
  Palo Alto Unified School District,
   Series B, 5.375% due 08/01/18.....     1,250,000         1,303,663
  Pasadena, Electric Revenue, 4.75%
   due 08/01/24......................     1,000,000           958,520
  Pleasanton Unified School District,
   Series F, FGIC Insured,
   6.25% due 08/01/14................       570,000           592,219
   6.25% due 08/01/15................       610,000           633,778
   6.25% due 08/01/16................       650,000           675,337
  Puerto Rico, Public Buildings
   Authority Revenue, Gtd. Government
   Facilities, Series A, AMBAC
   Insured, 6.25% due 07/01/14.......     1,000,000         1,185,750
  Puerto Rico Commonwealth, Highway &
   Transportation Revenue,
   Infrastructure, 5% due 07/01/28...     4,000,000         3,915,440
   Series A, 5% due 07/01/38.........     6,500,000         6,304,090
  Puerto Rico Commonwealth Refunding,
   5% due 07/01/27...................     1,000,000           979,170
   MBIA Insured, 6.25% due
   07/01/12..........................     1,000,000         1,186,250
  Puerto Rico Electric Power
   Authority, Power Revenue, Series
   EE, 4.75% due 07/01/24............     1,000,000           947,640
  Puerto Rico Ports Authority,
   American Airlines, Series A, AMT,
   6.30% due 06/01/23................     1,800,000         1,912,446
  Redding Joint Powers Financing
   Authority, Electric Systems
   Revenue Refunding, Series A, MBIA
   Insured, 5.25% due 06/01/15.......     2,000,000         2,082,220
  Riverside County, Asset Leasing
   Corp., Leasing Revenue, Series B,
   MBIA Insured, 5.70% due
   06/01/16..........................     2,000,000         2,212,640
  Sacramento Municipal Utility
   District, Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................     2,500,000         2,707,725
  San Bernardino County, COP, Medical
   Center Financing Project, 5% due
   08/01/28..........................     1,500,000         1,483,935
  San Bernardino County
   Transportation Authority Sales Tax
   Revenue, Series A, FGIC Insured,
   6% due 03/01/10...................     2,500,000         2,765,725
  San Diego, Public Safety
   Communication Project, 6.50% due
   07/15/09..........................     1,525,000         1,824,785
  San Diego, Water Utility Fund Net
   System Revenue, COP, 4.75% due
   08/01/28..........................     1,000,000           955,620
  San Francisco City and County,
   Series 95 A & B, FGIC Insured,
   5.50% due 06/15/13................     1,145,000         1,227,646
   Series E, 6.50% due 06/15/11......     2,220,000         2,377,642

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
  San Francisco City and County
   Airport Commission, International
   Airport Revenue Refunding, Second
   Series,
   Issue 1, AMBAC Insured, 6.30% due
   05/01/11..........................  $  3,000,000      $  3,275,970
   Issue 1, AMBAC Insured, 6.50% due
   05/01/13..........................     2,000,000         2,196,360
  San Francisco City and County
   Public Utilities Commission Water
   Revenue Refunding, Series A, 6%
   due 11/01/15......................     1,000,000         1,064,150
  San Francisco City and County
   Redevelopment Agency, Hotel Tax
   Revenue, FSA Insured, 5% due
   07/01/25..........................     3,750,000         3,722,775
  San Francisco City and County Sewer
   Revenue Refunding, AMBAC Insured,
   6% due 10/01/11...................     2,280,000         2,479,226
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road
   Revenue,
   0%/7.40% due 01/01/07 (d).........     1,000,000         1,012,340
   0%/7.50% due 01/01/09 (d).........     1,000,000         1,049,280
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20.....     2,500,000         2,486,825
  San Mateo County, Joint Powers
   Authority, Lease Revenue Capital
   Projects, Series A, 5.125% due
   07/15/32..........................     2,145,000         2,149,590
  Santa Barbara, Revenue COP,
   Retirement Services,
   5.75% due 08/01/20................     2,000,000         2,103,680
  Santa Clara Electric Revenue, 1991,
   Series A, MBIA Insured, 6.25% due
   07/01/19..........................     3,750,000         4,067,363
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement District 3, 3A, 4 and
   4A, Series B, MBIA Insured,
   7.25% due 08/01/07................       500,000           610,865
   7.25% due 08/01/13................     2,000,000         2,571,400
  Saugus Unified School District,
   Series A, MBIA Insured, 5.65% due
   09/01/11..........................     2,035,000         2,203,742
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A, 6.625%
   due 10/01/05......................       600,000           656,874
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10...................     1,000,000         1,068,190
  State, Refunding, 5% due
   10/01/23..........................     3,000,000         2,970,330
   AMBAC Insured, 5.25% due
   06/01/21..........................     1,000,000         1,021,560
   FGIC Insured, 5% due 02/01/23.....     2,500,000         2,482,575
   Series BH, AMT, 5.60% due
   12/01/32..........................     1,000,000         1,029,960
  State, Various Purpose, 6.125% due
   10/01/11..........................     1,000,000         1,169,340
  State Department of Water Resources
   Central Valley Project Revenue,
   Series J-2, 6.125% due 12/01/13...     2,225,000         2,368,379
   Series J-3, 5.50% due 12/01/23....     3,000,000         3,140,850
   Series O, 5% due 12/01/15.........     2,000,000         2,027,460


Atlas California Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       -----------       ------------
  State Educational Facilities
   Authority Revenue Refunding,
   Los Angeles College Chiropractic,
   5.60% due 11/01/17................  $  1,810,000      $  1,876,843
   Loyola Marymount University, MBIA
   Insured, 5% due 10/01/22..........       700,000           695,135
   Pepperdine University, MBIA
   Insured, 6.10% due 03/15/14.......     2,595,000         2,879,957
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18.......     3,255,000         3,457,787
   University of Southern California,
   Series C, 5.125% due 10/01/28.....     1,000,000         1,004,440
  State Health Facilities Financing
   Authority Revenue Refunding,
   Scripps Health, Series C, MBIA
   Insured, 5% due 10/01/22..........       500,000           495,160
   Stanford Health Care, Series A,
   FSA Insured, 5% due 11/15/28......     1,000,000           989,230
  State Housing Finance Agency
   Revenue Home Mortgage,
   Multi-Family Program, Series B,
   AMT, AMBAC Insured, 6.05% due
   08/01/16..........................     2,000,000         2,125,380
   Series B, AMT, AMBAC Insured,
   5.25% due 02/01/28................     2,000,000         2,007,080
   Series H, AMT, 6.15% due
   08/01/16..........................     2,020,000         2,164,854
   Series I, AMT, MBIA Insured, 5.65%
   due 08/01/17......................     2,400,000         2,508,816
   Series K, MBIA Insured, 6.15% due
   08/01/16..........................     3,000,000         3,215,130
   Series L, AMT, MBIA Insured, 5.55%
   due 08/01/05......................       300,000           317,415
   Series Q, MBIA Insured, 5.85% due
   08/01/16..........................     1,000,000         1,066,610
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, MBIA Insured, Pacific Gas
   & Electric Co., Series B, 5.85%
   due 12/01/23......................     2,000,000         2,111,440
  State Public Works Board, Lease
   Revenue, AMBAC Insured, Various
   University of California Projects,
   Series C, 5.125% due 09/01/22.....     1,475,000         1,482,729
  State Rural Home Mortgage Finance
   Authority, Single Family Revenue
   Refunding, Series C, AMT, 7.50%
   due 08/01/27......................     1,065,000         1,222,056
  Statewide Communities Development
   Authority, COP, 6% due 08/01/28...     2,000,000         2,036,660
  Statewide Communities Development
   Authority, Lease Revenue, United
   Airlines, AMT, Series A, 5.70% due
   10/01/33..........................     4,000,000         4,116,240
  Stockton Health Facilities Revenue,
   Dameron Hospital, Series A, 5.70%
   due 12/01/14......................       200,000           203,404

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
  South Whittier, Elementary School
   District, Capital Appreciation,
   Series A, FGIC Insured, 0% due
   08/01/13..........................  $    500,000      $    249,285
   Series A, FGIC Insured, 0% due
   08/01/14..........................       250,000           117,575
  Truckee, Donner Public Utility
   District, COP, Water System
   Improvement Project, MBIA Insured,
   6.75% due 11/15/21................     1,000,000         1,107,290
  Turlock Irrigation District Revenue
   Refunding, Series A, MBIA Insured,
   6% due 01/01/10...................     1,000,000         1,150,600
  Upland, COP, San Antonio Community
   Hospital, 5% due 01/01/18.........     3,195,000         3,114,678
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14................     4,000,000         4,569,720
  Watsonville Water Revenue
   Refunding, Series A, MBIA Insured,
   6% due 05/15/16...................     1,915,000         2,024,098
  Westside Unified School District
   Refunding, Series C, AMBAC
   Insured,
   6% due 08/01/14...................       300,000           346,849
                                                           ----------
  Total Bonds (cost: $198,184,963)                        214,081,102
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 1.27%
  Statewide Communities Development
   Authority, COP,
   John Muir/Mount Diablo Health,
   4.80% due 08/15/27................       300,000           300,000
   Northern California - Retired
   Officers, 5.05% due 06/01/26......       590,000           590,000
  Irvine Improvement Bond Act 1915,
   Assessment District #94-13, 5.10%
   due 09/02/22......................       500,000           500,000
  Irvine Ranch Water District Revenue
   Bonds, 5.10% due 10/01/05.........       300,000           300,000
  Orange County, Sanitation
   Districts, COP Numbers 1, 3, 5, 7,
   11, 13 and 14, 5.10% due
   08/01/15..........................     1,100,000         1,100,000
                                                           ----------
  Total Variable Rate Demand Notes (cost
    $2,790,000)                                             2,790,000
                                                           ----------
TOTAL SECURITIES (COST: $200,974,963) - 98.61%            216,871,102
OTHER ASSETS AND LIABILITIES, NET - 1.39%                   3,049,432
                                                           ----------
NET ASSETS - 100.00%                                     $219,920,534
                                                         ============
Atlas National Municipal Bond Fund
--------------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
BONDS - 98.00%
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT,
   MBIA Insured, 6.10% due
   10/01/13..........................  $  1,000,000      $  1,113,130

Atlas National Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  Anchorage, Alaska, Electric Utility
   Revenue Refunding, Senior Lien,
   MBIA Insured, 8% due 12/01/10.....  $    985,000      $  1,311,183
  Birmingham, Michigan, City School
   District, FSA Insured, 4.75% due
   11/01/24..........................     2,000,000         1,894,480
  California State Public Works
   Board, Lease Revenue, Department
   of Corrections, California State
   Prison, Series B, MBIA Insured,
   5.375% due 12/01/19...............     1,150,000         1,182,350
  Central Coast Water Authority,
   California Revenue Refunding State
   Water Project, Regional
   Facilities, Series A, AMBAC
   Insured, 5% due 10/01/22..........     1,000,000           993,050
  Chicago, Illinois, Board of
   Education, Capital Appreciation,
   School Reform - Series B-1, AMT,
   FGIC Insured, 0% due 12/01/26.....     4,000,000           938,800
  Chicago, Illinois, Metropolitan
   Water Reclamation District,
   Greater Chicago Capital
   Improvement, 7.25% due 12/01/12...     1,500,000         1,922,400
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B, 6.50%
   due 11/15/13......................     1,500,000         1,724,445
  Chicago, Illinois, Public Building
   Commission Mortgage Revenue, Board
   of Education, Series A, MBIA
   Insured, 7.125% due 01/01/15......       125,000           133,318
  Cleveland, Ohio, Waterworks Revenue
   First Mortgage Refunding, Series
   F-92B, AMBAC Insured, 6.25% due
   01/01/16..........................     1,000,000         1,082,550
  Colorado, Housing Finance
   Authority, Single Family Program,
   Senior Series A-1, AMT, 7.40% due
   11/01/27..........................       955,000         1,087,029
  Colorado, Public Highway Authority,
   E-470, Capital Appreciation,
   Series B, MBIA Insured, 0% due
   09/01/21..........................     2,000,000           628,460
  Colorado Springs, Colorado,
   Utilities Revenue Refunding,
   Series A, 6.50% due 11/15/15......     2,000,000         2,175,280
  Cook County, Illinois, MBIA
   Insured, 7.25% due 11/01/07.......       620,000           754,366
   Series C, FGIC Insured, 6% due
   11/15/08..........................       500,000           569,190
  Dallas, Fort Worth, Texas, Regional
   Airport Revenue, Joint Dallas-Fort
   Worth, AMT, MBIA Insured, 5.50%
   due 11/01/23......................     1,500,000         1,539,990
  Delaware Valley, Pennsylvania,
   Regional Financing Authority,
   Local Government Revenue, Series
   A, AMBAC Insured, 5.50% due
   08/01/28..........................     1,000,000         1,088,860
  Harris County, Texas Toll Road,
   Senior Lien, FGIC Insured, 5.375%
   due 08/15/20......................     1,000,000         1,025,380
  Hudsonville, Michigan, Public
   Schools, FGIC Insured, 5.15% due
   05/01/27..........................     1,000,000           999,930

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  Illinois Development Finance
   Authority, Pollution Control
   Revenue, Public Service Co.,
   Series C-2, 5.70% due 08/15/26....  $  1,000,000      $  1,031,600
  Illinois Health Facilities
   Authority Revenue Refunding,
   Northwestern Medical Facilities
   Foundation, AMT, MBIA Insured,
   5.125% due 11/15/28...............     1,000,000           979,710
   Sherman Hospital Project, MBIA
   Insured, 6.75% due 08/01/11.......     1,000,000         1,094,720
  Indiana State Office Building
   Commission, Capital Complex
   Revenue, Senate Avenue Parking,
   Series A, MBIA Insured, 7.25% due
   07/01/12..........................        50,000            53,773
  Indianapolis, Indiana, Airport
   Authority Revenue, Special
   Facilities, Federal Express Corp.,
   AMT, 7.10% due 01/15/17...........       500,000           559,395
  Jefferson County, Colorado, School
   District, #R-001, MBIA Insured,
   6.50% due 12/15/10................       400,000           481,580
  Jones County, Mississippi Hospital
   Revenue, South Central Regional
   Medical Center, 5.50% due
   12/01/17..........................     1,000,000           999,480
  Kansas City, Kansas, Utility System
   Revenue Refunding and Improvement,
   FGIC Insured, 6.375% due
   09/01/23..........................     1,500,000         1,691,235
  Kern, California High School
   District, Series 1990-C Election,
   MBIA Insured, 6.25% due
   08/01/10..........................       545,000           645,743
  Lakota, Ohio, Local School
   District, AMBAC Insured, 7% due
   12/01/09..........................     1,740,000         2,154,572
  Long Island Power Authority, New
   York Electric System Revenue,
   Series A, 5.25% due 12/01/26......     1,000,000         1,003,360
  Maine State Housing Authority
   Mortgage Purchase, Series A-1,
   AMT, AMBAC Insured, 6.40% due
   11/15/14..........................     1,400,000         1,500,744
  Maricopa County, Arizona, Unified
   School District 69, Paradise
   Valley Refunding, MBIA Insured,
   6.35% due 07/01/10................       600,000           706,794
  Massachusetts Bay Transportation
   Authority, General Transportation
   System, Series B, 5% due
   03/01/28..........................     1,000,000           973,000
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22..........................       500,000           552,480
  Massachusetts State Industrial
   Financing Agency Revenue,
   Wentworth Institute of Technology,
   5.65% due 10/01/18................       500,000           514,675
  Massachusetts State Turnpike
   Authority, Metropolitan Highway
   System Revenue, Series A, MBIA
   Insured, 5% due 01/01/27..........     1,000,000           982,250

Atlas National Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue,
   McCormick Place Expansion Project,
   Prerefunded, Series A, 7.25% due
   06/15/05..........................  $     35,000      $     41,178
   McCormick Place Expansion Project,
   Unrefunded, Series A, 7.25% due
   06/15/05..........................       215,000           251,711
  Metropolitan Transportation
   Authority, New York,
   Transportation Facilities Revenue,
   Series 8, 5.375% due 07/01/21.....     1,000,000         1,014,020
  Michigan State Hospital Financing
   Authority Revenue, Genesys
   Regional Medicine, Series A, 5.50%
   due 10/01/27......................     1,000,000           998,470
  Michigan State University Revenue,
   Series A, 6.125% due 08/15/08.....       500,000           544,395
  Mississippi Higher Education
   Assistance Corp., Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07..........................       745,000           779,762
  Montebello, California, Unified
   School District, Capital
   Appreciation,
   FGIC Insured, 0% due 08/01/15.....     1,500,000           664,545
   FGIC Insured, 0% due 08/01/16.....     1,000,000           418,200
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   6.60% due 04/01/14................       970,000         1,039,180
  New York City, New York, Industrial
   Development Authority, Special
   Facilities, United Airlines, Inc.,
   AMT, 5.65% due 10/01/32...........     1,000,000         1,000,700
  New York City, New York, Municipal
   Water Finance Authority,
   Series F, 6% due 08/01/11.........       500,000           553,885
   Series I, 5.875% due 03/15/14.....       500,000           541,140
   Series L, 5.75% due 08/01/12......       500,000           545,025
  New York State Dormitory Authority
   Revenue, City University System,
   FGIC Insured, 5% due 07/01/26.....     1,500,000         1,480,140
   Pooled Capital Program, FGIC
   Insured, 7.80% due 12/01/05.......        35,000            36,226
  New York State Highway Authority,
   Service Contract Revenue, Local
   Highway and Building, 5% due
   04/01/17..........................     1,000,000           979,990
  New York State Urban Development
   Corp. Revenue, Correctional
   Facilities, Series A, 5.50% due
   01/01/16..........................     1,000,000         1,025,670
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   MBIA Insured, 6.25% due
   07/01/12..........................       750,000           820,118
  Philadelphia, Authority for
   Industrial Development Revenue,
   Franklin Institute Project, 5.20%
   due 06/15/26......................     1,000,000           960,460
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09..........................       425,000           516,554

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  Puerto Rico Commonwealth Highway &
   Transportation Authority,
   Transportation Revenue,
   Infrastructure, 5% due 07/01/28...  $  1,000,000      $    978,860
   Series A, 5% due 07/01/38.........     1,000,000           969,860
  Sacramento, California, Municipal
   Utility District Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................       600,000           649,854
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series
   E, FGIC Insured, 6.90% due
   08/01/21..........................       500,000           625,635
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United Technologies
   Corp., Series B, 6.10% due
   08/01/14..........................     1,000,000         1,114,010
  Texas Health Facilities Development
   Corp., Hospital Revenue, Cook-Fort
   Worth Children's Center Refunding,
   FGIC Insured, 6.25% due
   12/01/12..........................     1,000,000         1,107,920
  Tulsa, Oklahoma, Airport
   Transportation Revenue, American
   Airlines, Inc., AMT, 7.375% due
   12/01/20..........................     2,000,000         2,143,760
  Utah State Board of Regents Student
   Loan Revenue, Series N, AMT,
   AMBAC Insured, 5.90% due
   11/01/07..........................     1,000,000         1,090,380
  Vermont Educational & Health
   Buildings Financing Agency,
   Norwich University Project, 5.50%
   due 07/01/21......................     1,000,000         1,007,630
  Washington State Public Power
   Supply System Refunding Revenue,
   Nuclear Project 2 Revenue
   Refunding, Series A, 7.25% due
   07/01/06..........................       500,000           591,420
   Nuclear Project 2 Revenue
   Refunding, Series B, 7% due
   07/01/12..........................       140,000           149,993
  West Virginia School Building
   Authority Revenue, Series A, MBIA
   Insured, 7.25% due 07/01/15.......        50,000            53,781
  Wisconsin State Health and
   Educational Facilities Authority
   Revenue,
   Aurora Medical Group, Inc.
   Project, FSA Insured, 5.75% due
   11/15/07..........................       500,000           551,935
   6% due 11/15/10...................     1,000,000         1,153,790
                                                           ----------
  Total Bonds (cost: $59,937,749)                          64,489,499
                                                           ----------
VARIABLE RATE DEMAND NOTES* - .99%
  Indiana State, Housing Financing
   Authority, Multi-Family, Pedcor
   Investment, AMT, Series M-B, 4.10%
   due 01/01/29......................       400,000           400,000
  Purdue University, Indiana,
   University Revenue, Student Fee,
   Series O, 3.95% due 07/01/19......       150,000           150,000

Atlas National Municipal Bond Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  Rockwall, Texas, Industrial
   Development Revenue, Columbia
   Extrusion Corp., AMT, 4.10% due
   07/01/14..........................  $    100,000      $    100,000
                                                           ----------
  Total Variable Rate Demand Notes (cost: $650,000)           650,000
                                                           ----------
TOTAL SECURITIES (COST: $60,587,749) - 98.99%              65,139,499
OTHER ASSETS AND LIABILITIES, NET - 1.01%                     662,044
                                                           ----------
NET ASSETS - 100.00%                                     $ 65,801,543
                                                           ----------
                                                           ----------

Atlas U.S. Government and Mortgage Securities Fund
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
U.S. GOVERNMENT AGENCIES - 85.40%
  Federal Home Loan Mortgage Corp.
   7.00% due 2023 - 2027.............  $  7,313,683      $  7,458,598
   7.50% due 2023 - 2024.............    14,274,751        14,663,880
   8.00% due 2024 - 2026.............     7,401,406         7,664,848
   8.50% due 2017 - 2026.............     2,149,569         2,253,519
   9.00% due 2017 - 2024.............     3,753,418         3,988,906
   9.50% due 2016 - 2021.............     1,032,128         1,103,450
   10.00% due 2015 - 2020............        75,877            82,259
   10.50% due 2018 - 2020............        71,835            79,492
  Federal National Mortgage Assn.
   6.50% due 2023 - 2028.............    21,374,397        21,516,730
   7.00% due 2023 - 2028.............    48,606,573        49,595,337
   7.50% due 2025 - 2028.............    25,066,886        25,749,788
   8.00% due 2024 - 2028.............    35,986,430        37,271,534
   8.50% due 2014 - 2027.............     6,065,715         6,356,697
   9.00% due 2021 - 2025.............     4,373,483         4,629,578
   9.50% due 2020....................        37,843            40,437
  Government National Mortgage Assn.
   7.50% due 2022 - 2024.............     5,854,359         6,041,322
   8.00% due 2023 - 2025.............     1,931,716         2,010,880
   8.50% due 2016 - 2020.............        47,878            51,110
                                                           ----------
  Total U.S. Government Agencies (cost:
    $186,462,683)                                         190,558,365
                                                           ----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.11%
  6.14% FHLMC Floating Collateralized
   Mortgage Obligation due 1999......       233,947           234,092
  6.29% FNMA Floating Collateralized
   Mortgage Obligation due 1999......       380,578           380,456
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2020......     6,000,000         6,075,000
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2025......     3,000,000         3,027,180
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2026......     3,000,000         3,021,540
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2026......     1,489,000         1,496,907
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......     2,000,000         2,005,620
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......     2,000,000         2,024,360
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......     4,000,000         4,020,000

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas U.S. Government and
Mortgage Securities Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......  $  3,000,000      $  2,998,125
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......     2,000,000         1,966,240
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......     2,000,000         2,011,240
                                                           ----------
  Total Collateralized Mortgage
  Obligations (cost: $29,257,888)                          29,260,760
                                                           ----------
SHORT-TERM INVESTMENTS - 2.01%
  Repurchase Agreement dated December
   31, 1998 with Chase Securities,
   Inc., effective yield of 4.95%,
   due January 4, 1999 with respect
   to $4,640,275 FHLMC, 6%, May 1,
   2028 with a value of $4,582,271...     4,485,617         4,485,617
                                                           ----------
  Total Short-Term Investments (cost: $4,485,617)           4,485,617
                                                           ----------
TOTAL SECURITIES (COST: $220,206,188) - 100.52%           224,304,742
OTHER ASSETS AND LIABILITIES, NET - (.52)%                (1,156,908)
                                                           ----------
NET ASSETS - 100.00%                                     $223,147,834
                                                           ----------
                                                           ----------

Atlas Strategic Income Fund
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
MORTGAGE-BACKED OBLIGATIONS - 14.83%
  Commercial - 2.46%
   Asset Securitization Corp.,
   Commercial Sub. Bonds, Series
   1997-D5, Cl. B2, 6.93% due
   02/14/41..........................  $    400,000      $    289,250
   CS First Boston Mortgage
   Securities Corp., Series 1997-C1,
   Cl. F, 7.50% due 06/20/13
   (a)(c)(f).........................        50,000            39,000
   Cl. G, 7.50% due 06/20/14
   (a)(c)(f).........................        50,000            36,000
   Cl. H, 7.50% due 08/20/14
   (a)(c)(f).........................        30,000            20,597
   First Chicago/Lennar Trust,
   Commercial Collateral Strip
   Interest, Series 1997-CHL1, Cl. D,
   8.10% due 05/29/08 (a)(c)(f)......       100,000            85,625
   Series 1997-CHL1, Cl. E, 8.10% due
   02/28/11 (a)(c)(f)................       150,000           116,625
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C1,
   Cl. G, 7.414% due 09/30/06........       120,000            91,163
   Cl. X, 1.6287% due 07/15/27.......       975,000            87,141
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C2,
   Cl. F, 6.75% due 04/16/29.........       100,000            68,094
   Morgan Stanley Capital I, Inc.,
   Commercial Sub. Bonds, Series
   1997-RR, Cl. D, 7.73% due 04/30/39
   (a)(c)(f).........................       200,000           201,031
   Series 1997-RR, Cl. E, 7.73% due
   04/30/39 (a)(c)(f)................        75,000            74,421

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Series 1997-HF1, Cl. F, 6.86% due
   02/15/10 (a)(c)(f)................  $     50,000      $     47,488
   Series 1997-XL1, Cl. G, 7.69% due
   10/03/30 (a)(c)(f)................        60,000            60,881
   Series 1997-RR, Cl. F, 7.73% due
   04/30/39 (a)(c)(f)................       175,000           149,359
   Nykredit AS, 8% Mortgage-Backed
   Security, due 10/01/26 (DKK)......       761,000           123,126
   Salomon Brothers Mortgage
   Securities VII, Series 1996-C1,
   Cl. F, 9.18% due 02/20/26.........       250,000           210,000
   Salomon Brothers, Inc., Commercial
   Mortgage Pass-Through
   Certificates, Series 1998-1A, 5%
   due 11/25/27......................        68,159            65,433
   Structured Asset Securities Corp.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-LL1, Cl.
   F, 7.30% due 04/12/12 (a)(f)......        50,000            40,047
  Government Agency - 11.95%
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mortgage-Backed Security, Series
   177, 7% due 07/01/26 (h)..........     1,616,996           277,895
   Series 151, Cl. F, 9% due
   05/15/21..........................       433,263           449,791
   5.625% Unsec. Unsub. Notes due
   06/10/03 (GBP)....................        20,000            33,881
   Federal National Mortgage
   Association, 6.875% due
   06/07/02..........................        85,000           148,540
   7% due 07/01/26...................       600,557           612,944
   7% due 01/01/28...................     1,291,363         1,316,384
   Government National Mortgage
   Association, 7% due 03/15/28......     3,022,134         3,093,699
   7% due 03/15/28...................       784,660           803,241
   7% due 03/15/28...................     1,085,487         1,111,192
   7% due 07/15/28...................       923,520           945,390
  Multi-Family - .42%
   Criimi Mae, Inc., Trust I, Series
   1996-C1, Cl. A2, 7.56% due
   06/30/33 (a)......................       100,000            98,628
   Mortgage Capital Funding, Inc.,
   Multifamily Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl.
   G, 7.15% due 06/15/06 (a).........       250,000           213,448
                                                           ----------
  Total Mortgage-Backed Obligations (cost:
   $11,231,173)                                            10,910,314
                                                           ----------
U.S. GOVERNMENT OBLIGATIONS - 26.16%
  U.S. Treasury Bonds:
   11.875% due 11/15/03..............     2,170,000         2,831,173
   10.75% due 02/15/03...............       510,000           622,997
   9.375% due 02/15/06 (k)(m)........     2,185,000         2,791,338
   6.50% due 11/15/26................       350,000           407,313
   6.125% due 11/15/27...............       600,000           672,000
  U.S. Treasury Notes:
   4.50% due 09/30/00................       500,000           499,063
   5.50% due 01/31/03 (l)............     3,415,000         3,514,250
   5.50% due 03/31/03................       900,000           927,000
   7.50% due 02/15/05................       700,000           801,282
   6.50% due 08/15/05................        25,000            27,469
   6.50% due 10/15/06................     2,260,000         2,508,600
   6.125% due 08/15/07...............     2,590,000         2,830,386

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
  U.S. Treasury Strips:
   0% due 02/15/19...................  $  2,500,000      $    818,323
                                                           ----------
  Total U.S. Government Obligations (cost:
   $18,512,263)                                            19,251,194
                                                           ----------
FOREIGN GOVERNMENT
  OBLIGATIONS - 19.38%
  Argentina - 3.86%
   Argentina (Republic of), Bonds, 5%
   due 12/20/02 (JPY)................    10,000,000            79,875
   Bonds, Bonos de Consolidacion de
   Deudas, Series Previs 2, 5.01% due
   04/01/01 (c)......................        11,635             8,115
   City of Buenos Aires, Series 3,
   10.50% Notes due 05/28/04 (a)
   (ARP).............................        40,000            30,829
   Notes, 11.75% due 02/12/07
   (ARP).............................       120,000           102,095
   Past Due Interest Global Bearer
   Bonds, 6.19% Debentures due
   03/31/05 (c)......................       526,400           445,019
   Series Pro1, 3.01% Bonds due
   04/01/07 (ARP) (c)................       752,003           552,484
   Series WW, 11% Bonds due
   12/04/05..........................       280,000           278,600
   Unsec. Unsub. Notes, 5.50% due
   03/27/01 (JPY)....................    40,000,000           355,675
   Unsec. Unsub. Notes, 8.75% due
   07/10/02 (ARP)....................       160,000           131,642
   Unsec. Unsub. Notes, 11.375% due
   01/30/17..........................       850,000           847,875
   11% Sr. Unsub. Bonds due
   10/09/06..........................        10,000             9,739
  Australia - .36%
   Australia (Commonwealth of) Bonds,
   Series 904, 9% Bonds due 09/15/04
   (AUD).............................       355,000           262,305
  Brazil - 1.33%
   Brazil (Federal Republic of),
   Capitalization Bonds, 8% due
   04/15/14 (c)......................       464,831           277,156
   Debt Conversion Bonds, Series RG,
   6.19% due 04/15/12 (c)............       250,000           124,688
   18 years Debt Conversion Bonds,
   Series L, 6.19% due 04/15/12
   (c)...............................       720,000           360,000
   30 years Discount Bonds, 6.125%
   due 04/15/24......................       365,000           213,525
  Bulgaria - .44%
   Bulgaria (Republic of), Discount
   Bonds, 0% due 07/28/24 (e)........       190,000           133,000
   Front-Loaded Interest Reduction
   Bearer Bonds, Tranche A, 2.50% due
   07/28/12 (e)......................       280,000           160,300
   Past Due Interest Bonds, 6.69%
   Debentures due 07/28/11 (c).......        40,000            26,800
  Denmark - .54%
   Denmark (Kingdom of),
   Bullet Bonds, 7% Bonds due
   11/15/07 (DKK)....................       320,000            60,412
   7% Bonds due 11/10/24 (DKK).......       330,000            66,381
   8% Bonds due 05/15/03 (DKK).......     1,500,000           273,567
  Ecuador - .12%
   Ecuador (Republic of), Past Due
   Interest Bonds, 3.25% due 02/27/15
   (c)...............................       124,482            50,104
   Ecuador (Republic of), 6.625% Gtd.
   30 years Discount Bonds due
   02/28/25 (c)......................        70,000            35,700

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------        --------
  Finland - .34%
   Finland (Government of), 9.50%
   Bonds due 03/15/04 (FIM)..........  $  1,000,000      $    252,463
  France - 2.27%
   France (Government of) O.A.T.,
   5.25% Bonds due 04/25/08 (FRF)....     6,350,000         1,253,468
   5.50% Bonds due 10/25/07 (FRF)....     2,070,000           417,333
  Germany - 1.22%
   Bundesschatzanweisungen, Series
   98, 4% Notes due 03/17/00 (DEM)...     1,175,000           713,091
   Bundesschatzanweisungen, Series
   126, 4.50% Notes due 02/18/03
   (DEM).............................       290,000           181,558
  Great Britain - .80%
   United Kingdom Treasuries, 8.50%
   due 12/07/05 (GBP)................       225,000           464,760
   9% Bonds due 08/06/12 (GBP).......        50,000           121,686
  Greece - .11%
   Greek Government Bonds, 8.90% due
   04/01/03 (GRD)....................    21,900,000            82,002
  Hungary - .27%
   Hungary Government Bonds, Series
   00/G, 16% due 11/24/00 (HUF)......    15,900,000            75,768
   Series 99/G, 16.50% due 07/24/99
   (HUF).............................    10,000,000            46,450
   Series 03/I, 13% due 07/24/03
   (HUF).............................    16,200,000            77,311
  Italy - 1.95%
   Italy (Republic of) Treasury
   Bonds, Buoni del Tesoro
   Poliennali, 8.50% Debentures due
   01/01/04 (ITL)....................   885,000,000           654,900
   8.75% due 07/01/06 (ITL)..........   925,000,000           742,775
   10.50% due 04/01/05 (ITL).........    40,000,000            33,480
  Ivory Coast - .05%
   Ivory Coast (Government of) Past
   Due Interest, 2% Bonds due
   03/29/18 (a)(e)...................       139,238            40,379
  Jordan - .03%
   Hashemite (Kingdom of Jordan)
   Bonds, Series DEF, 5% due 12/23/23
   (e)...............................        50,000            25,835
  Mexico - 2.30%
   Mexican Cetes, 0% due 05/06/99
   (MXP).............................     3,650,000           332,238
   United Mexican States Bonds,
   Series B, 6.25% Sec. Debentures
   due 12/31/19......................       250,000           193,750
   Series W-A, 6.25% due 12/31/19....       375,000           292,969
   6.63% Sec. Debentures due
   12/31/19..........................     1,990,000           284,642
   8.125%/10.875% Bonds due 09/10/04
   (DEM).............................       220,000           134,402
   10.375% due 01/29/03 (DEM)........        25,000            16,136
   11.50% Bonds due 05/15/26.........       415,000           436,842
  Nigeria - .06%
   Nigeria (Government of) Promissory
   Notes, 5.09% due 01/05/10 (e).....       100,000            42,500
  Panama - .10%
   Panama (Republic of), Past Due
   Interest, 20 years, 4% Debentures
   due 07/17/16 (c)..................        52,733            39,022
   Pycsa Panama SA., 10.28% Sr. Sec.
   Bonds due 12/15/12 (a)(f).........        45,000            35,100

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
  Peru - .64%
   Peru (Republic of), Zero Coupon,
   Sr. Notes due 02/28/16............  $    800,384      $    344,566
   Past Due Interest, 4% Bonds due
   03/07/17 (c)......................       200,000           125,500
  Poland - .69%
   Poland (Republic of), Bond, Series
   1003, 12% due 10/12/03 (PLZ)......       270,000            80,548
   Treasury Bill, Series 52, due
   08/11/99..........................       120,000            31,736
   Treasury Bill, Series 52, due
   10/13/99..........................       210,000            54,247
   Unsec. Non-US Global Bearer Bond,
   Series PDIB, 5% due 10/27/14
   (e)...............................       370,000           344,563
  Russia - .10%
   Russia (Government of), City of
   St. Petersburg, 9.50% Sr. Unsec.
   Unsub. Notes due 06/18/02
   (a)(f)............................        50,000            12,000
   CSFB Russian Swap, 18.29% Bond due
   04/28/99 (RUR) (b)(f).............       160,000             1,768
   23.20% Bond due 04/28/99 (RUR)
   (b)(f)............................       149,000             1,646
   28.9% Bond due 07/14/99 (RUR)
   (b)(f)............................       370,000             4,906
   29.8% Bond due 07/14/99 (RUR)
   (b)(f)............................       200,000             2,652
   Federal Loan Bonds, Series 5022,
   15% due 02/23/00 (f)..............     1,279,000            24,395
   Ministry of Finance (Russian
   Government), Interest Notes,
   Series US, 5.97% debentures due
   12/15/15 (c)......................         5,974               646
   Principal Loans Debentures, 24
   Years, 5.969% due 12/15/20
   (b)(c)............................       455,000            27,300
  Spain - 1.50%
   Spain (Government of), 4.50% due
   07/30/04 (ESP)....................    70,860,000           523,089
   5.25% Bonds due 01/31/03 (ESP)....    73,200,000           554,051
   6% due 01/31/08 (ESP).............     3,200,000            25,994
  Venezuela - .30%
   Venezuela (Republic of), 9.25%
   Unsec. Bonds due 09/15/27.........       360,000           219,600
  Vietnam - 0%
   Vietnam (Government of), 3% Par
   Bonds due 03/12/28................        12,000             2,820
                                                           ----------
  Total Foreign Government Obligations (cost:
   $14,371,388)                                            14,258,773
                                                           ----------
LOAN PARTICIPATIONS - .41%
  Korea (Republic of) Restructured
   Loan Participation Agreement,
   8.281% due 04/08/00 (c)(f)........       200,000           179,000
  Morocco (Government of) Loan
   Participation Agreement, Tranche
   A, 6.06% due 01/01/09 (c)(f)......       171,429           120,000
                                                           ----------
  Total Loan Participations (cost:
   $343,146).........................                         299,000
                                                           ----------
CORPORATE BONDS AND NOTES - 28.45%
  Aerospace - .05%
   Greater Toronto Airport, 5.40%
   Debentures due 12/03/02 (CAD).....        55,000            36,017
  Air Travel - .29%
   Atlas Air, Inc., 10.75% Sr. Notes
   due 08/01/05......................        50,000            52,500
   12.25% Pass-Through Certificates
   due 12/01/02......................        50,000            53,832

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------        --------
   Trans World Airlines, Inc., 11.50%
   Sr. Sec. Notes due 12/15/04.......  $    125,000      $    105,000
  Apparel & Textiles - .23%
   Indorayon International Finance
   Co. BV, 10% Gtd. Unsec. Unsub.
   Notes due 03/29/01................       100,000            83,583
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03............        50,000            52,000
   William Carter Co., 10.375% Sr.
   Sub. Notes due 12/01/06...........        35,000            36,925
  Automotive - .87%
   Cambridge Industries, Inc., 10.25%
   Sr. Sub. Notes due 07/15/07.......        50,000            43,000
   Collins & Aikman Products Co.,
   11.50% Gtd. Sr. Sub. Notes due
   04/15/06..........................       150,000           156,750
   Hayes Wheels International, Inc.,
   9.125% Sr. Sub. Notes due
   07/15/07..........................        50,000            51,875
   11% Unsec. Sr. Sub. Notes due
   07/15/06..........................       100,000           111,000
   HDA Parts System, Inc., 12% Sr.
   Sub. Notes due 08/01/05 (a).......        75,000            67,500
   Oxford Automotive, Inc., 10.125%
   Sr. Sub. Notes due 06/15/07.......       200,000           207,000
  Banks - 2.85%
   BanAmex, 11% Cv. Jr. Sub. Notes
   due 07/15/03......................        20,000            17,800
   Bank Negara Indonesia, 7.625% Sr.
   Notes due 02/15/07................       100,000            55,000
   Bayerische Vereinsbank, Series
   661, 5% Sec. Bonds due 07/28/04
   (DEM).............................       795,000           506,425
   Deutsche Pfandbrief & Hypobank,
   Series 452, 4.75% Sec. Notes due
   03/20/03 (DEM)....................       700,000           438,852
   Export-Import Bank of Korea, 7.1%
   Unsec. Notes due 03/15/07.........        80,000            73,592
   Export Credit Bank of Turkey,
   8.22% due 08/18/00 (c)............       250,000           229,985
   Industrial Bank of Japan Preferred
   Capital Co. (The) LLC, 8.79% Bonds
   due 12/29/49 (a)(c)...............       125,000           107,500
   Hypothekenbank In Essen AG, Series
   459, 5.50% Sec. Bonds due 02/20/07
   (DEM).............................       170,000           111,352
   Series 478, 4.50% Sec. Bonds due
   05/02/03 (DEM)....................       140,000            86,930
   Series 502, 5.25% Sec. Bonds due
   01/22/08 (DEM)....................       220,000           141,096
   Kreditanstalt Fuer Wiederaufbau
   International Finance, 5% Bonds
   due 01/04/09 (DEM)................       160,000           101,218
   Ongko International Finance Co.
   BV, 10.50% Gtd. Notes due 03/29/04
   (a)(b)(f).........................        40,000             2,400
   Shoeshone Partners Trust, 8% Sr.
   Notes due 04/28/02 (f)............       250,000           224,202

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
  Broadcast, Radio & TV - 2.62%
   Adelphia Communications Corp.,
   8.375% Sr. Notes due 02/01/08.....  $     25,000      $     25,813
   9.25% Sr. Notes due 10/01/02......        50,000            52,750
   10.50% Sr. Notes due 07/15/04.....        50,000            56,250
   Azteca Holdings SA, 11% Sr. Sec.
   Notes due 06/15/02................        35,000            29,575
   Capstar Broadcasting Partners,
   Inc., 9.25% Sr. Sub. Notes due
   07/01/07..........................       200,000           207,000
   CBS Radio, Inc., 11.375%
   Exchangeable Unsec. Sub.
   Debentures due 01/15/09 (h).......        75,200            89,488
   Chancellor Radio Broadcasting Co.,
   8.75% Sr. Sub. Notes due
   06/15/07..........................        50,000            51,250
   CSC Holdings, Inc., 9.875% Sr.
   Sub. Debentures due 04/01/23......        50,000            55,625
   10.50% Sr. Sub. Debentures due
   05/15/16..........................        50,000            58,750
   EchoStar Communications Corp.,
   0%/12.875% Sr. Discount Notes due
   06/01/04 (d)......................       100,000           102,500
   EchoStar DBS Corp., 12.50% Sr.
   Sec. Notes due 07/01/02...........       100,000           115,000
   EchoStar Satellite Broadcasting
   Corp., 0%/13.125% Sr. Sec.
   Discount Notes due 03/15/04 (d)...       100,000            99,750
   Falcon Holdings Group, L.P.,
   0%/9.285% debentures due 04/15/10
   (d)...............................       100,000            68,500
   Helicon Group LP/Helicon Capital
   Corp., Series B, 9% Sr. Sec. Notes
   due 11/01/03......................       100,000           104,000
   Jacor Communications Co., 8% Sr.
   Sub. Notes due 02/15/10...........       125,000           131,875
   Northeast Optic Network, 12.75%
   Unsec. Sr. Notes due 08/15/08.....        75,000            73,500
   Optel, Inc., 13% Sr. Notes due
   02/15/05..........................        85,000            84,150
   Paxson Communications Corp.,
   11.625% Sr. Sub. Notes due
   10/01/02..........................       100,000           102,500
   Rogers Communication, Inc., 8.75%
   Sr. Notes due 07/15/07 (CAD)......       100,000            62,715
   TeleWest Communications PLC,
   0%/11% Sr. Discount Debentures due
   10/01/07 (d)......................        65,000            54,275
   Time Warner Telecom LLC, 9.75%
   Unsec. Sr. Notes due 07/15/08.....        50,000            52,500
   United International Holdings,
   Inc., 0%/10.75% Sr. Discount Notes
   due 02/15/08 (d)..................        25,000            13,500
   TV Azteca SA de CV, Series A,
   10.125% Sr. Notes due 02/15/04....       100,000            85,000
   Young Broadcasting, Inc., Series
   B, 9% Sr. Sub. Notes due
   01/15/06..........................        50,000            50,482
   8.75% Sr. Sub. Debentures due
   06/15/07..........................       100,000           101,500
  Building & Construction - .42%
   Kaufman & Broad Home Corp., 7.75%
   Sr. Notes due 10/15/04............       100,000           101,000
   Nortek, Inc., 9.125% Sr. Notes due
   09/01/07..........................       200,000           206,000
  Building Materials - .06%
   Falcon Building Products, Inc.,
   9.50% Sr. Sub. Notes due
   06/15/07..........................        50,000            45,000

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------        --------
  Capital Goods - .27%
   Aki Holdings, Inc., 0%/13.50% Sr.
   Discount Debentures due 07/01/09
   (a)(d)............................  $     50,000      $     19,500
   10.50% Sr. Notes due 07/01/08
   (a)...............................        50,000            47,500
   Eagle-Picher Industries, 9.375%
   Sr. Sub. Notes due 03/01/08.......       100,000            94,000
   Paragon Corp. Holdings, Inc.,
   9.625% Sr. Notes due 04/01/08.....        45,000            38,138
  Chemicals & Allied Products - .72%
   ClimaChem, Inc., 10.75% Gtd. Sr.
   Sub. Unsec. Bonds due 12/01/07....        50,000            50,250
   Hydrochem Industrial Service,
   10.375% Sr. Sub. Notes due
   08/01/07..........................        50,000            47,500
   Laroche Industries, Inc., 9.50%
   Sr. Sub. Notes due 09/15/07.......       100,000            80,000
   NL Industries, Inc., 11.75% Sr.
   Sec. Notes due 10/15/03...........        40,000            42,500
   Pioneer Americas Acquisition
   Corp., 9.25% Sr. Sec. Notes due
   06/15/07..........................        25,000            20,000
   Polymer Group, Inc., 9% Sr. Sub.
   Notes due 07/01/07................        50,000            49,500
   PCI Chemicals Canada Inc., 9.25%
   Sr. Sec. Notes due 10/15/07.......        50,000            38,500
   Sovereign Specialty Chemicals,
   Inc., 9.50% Sr. Sub. Notes due
   08/01/07..........................        75,000            76,125
   Sterling Chemicals, Inc., 11.75%
   Sr. Unsec. Sub. Notes due
   08/15/06..........................       150,000           129,000
  Commercial Services - .07%
   Kindercare Learning Centers, Inc.,
   9.50% Sr. Sub. Notes due
   02/15/09..........................        50,000            49,750
  Computers - .16%
   Unisys Corp., 11.75% Sr. Notes due
   10/15/04..........................       100,000           116,000
  Conglomerates - .01%
   Mechala Group Jamaica, Ltd.,
   12.75% Bonds due 12/30/99.........         7,000             4,760
  Consumer Products - .52%
   Bell Sports, Inc., 11% Sr. Sub
   Notes due 08/15/08 (a)............        85,000            86,275
   Holmes Products Corp., 9.875% Gtd.
   Sr. Sub. Unsec. Bonds due
   11/15/07..........................        25,000            24,112
   Icon Health & Fitness, Inc.,
   Series B, 13% Sr. Sub. Notes due
   07/15/02..........................        85,000            51,000
   Iron Mountain, Inc., 8.75% Sr.
   Sub. Notes due 09/30/09...........        50,000            51,500
   10.125% Sr. Sub. Notes due
   10/01/06..........................        50,000            53,750
   Revlon Consumer Products, Inc.,
   8.625% Sr. Sub. Notes due
   02/01/08..........................        50,000            45,500
   Revlon Worldwide Corp., Zero
   Coupon Sr. Sec. Discount Notes due
   03/15/01..........................        55,000            31,350
   TAG Heuer International SA, 12%
   Sr. Sub. Notes due 12/15/05 (f)...        33,000            38,319
  Diversified Financial - .22%
   AMRESCO, Inc., Series 97-A, 10%
   Sr. Sub. Notes due 03/15/04.......        75,000            53,063
   Series 98-A, 9.875% Sr. Sub. Notes
   due 03/15/05......................       100,000            68,000

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
   Veritas Capital Trust, 10% Gtd.
   Bonds due 01/01/28................  $     50,000      $     45,000
  Diversified Media - .54%
   Chancellor Media Corp., Series B,
   8.125% Sr. Sub. Notes due
   12/15/07..........................        50,000            50,000
   10.50% Sr. Sub. Notes due
   01/15/07..........................        90,000            98,550
   Hollywood Theaters, Inc., 10.625%
   Sr. Sub. Notes due 08/01/07.......        25,000            18,438
   IPC Magazines Group PLC, 9.625%
   Bonds due 03/15/08 (GBP)..........        50,000            72,260
   Lamar Advertising Co., 9.625%
   Unsec. Sr. Sub. Notes due
   12/01/06..........................       100,000           107,000
   Sinclair Broadcast Group, Inc.,
   8.75% Sr. Sub. Notes due
   12/15/07..........................        50,000            50,500
  Electrical Utilities - .27%
   Calpine Corp., 8.75% Sr. Notes due
   07/15/07..........................       115,000           116,150
   10.50% Sr. Notes due 05/15/06.....        50,000            55,125
   Central Termica Guemes SA, 12%
   Unsec. Bonds due 11/26/01
   (a)(f)............................        50,000            28,313
  Electronics - .13%
   Wavetek Corp., 10.125% Sr. Sub.
   Notes due 06/15/07................       100,000            95,000
  Energy Services & Producers - .90%
   Gothic Energy Corp., Units (each
   unit consists of $1,000 principal
   amount of 0%/14.125% Sr. Discount
   Notes due 05/01/06 and 7.933
   warrants to purchase one ordinary
   share) (d)(j).....................       125,000            40,625
   Gothic Production Corp., 11.125%
   Sr. Sec. Notes due 05/01/05 (a)...        50,000            39,000
   Grant Geophysical Inc., 9.75% Sr.
   Notes due 02/15/08................        90,000            61,200
   Great Lakes Carbon Corp., 10.25%
   Sr. Sub. Notes due 05/15/08.......       150,000           151,125
   P&L Coal Holdings Corp., 9.625%
   Sr. Sub. Notes due 05/15/08.......       100,000           101,000
   Ram Energy, Inc., 11.5% Sr. Notes
   due 02/15/08......................       210,000           147,000
   Universal Compression, Inc.,
   0%/9.875% Sec. Discount Notes due
   02/15/08..........................       200,000           120,000
  Financial - .73%
   BankUnited Capital Trust, 10.25%
   Bond due 12/31/26.................       100,000           100,000
   CB Richard Ellis Service, 8.875%
   Unsec. Sr. Sub. Notes due
   06/01/06..........................        50,000            49,000
   Ford Motor Credit Co., 5.25% due
   06/16/08..........................       360,000           222,703
   Industrial Finance
   Corp., - Thailand, 6.875% Sr.
   Notes due 04/01/03 (a)............        50,000            43,547
   Local Financial Corp., 11% Sr.
   Notes due 09/08/04 (a)............        50,000            50,547
   Netia Holdings BV, 0%/11% Sr. Gtd
   Discount Notes due 11/01/07 (d)...        50,000            16,952
   10.25% Sr. Gtd Notes due
   11/01/07..........................        25,000            21,250
   Polytama International Finance BV,
   11.25% Sec. Notes due 06/15/07....        44,027             9,686
   SBS Agro Finance BV, 10.25% Bonds
   due 07/21/00......................        75,000             7,420
   Southern Pacific Funding Corp.,
   11.50% Sr. Notes due 11/01/04.....        50,000            13,250

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------        --------
  Food & Beverages - .59%
   Aurora Foods, Inc., 8.75% Sr. Sub.
   Notes due 07/01/08................  $    100,000      $    104,000
   Del Monte Foods Co., 0%12.50% Sr.
   Discount Notes due 12/15/07 (d)...        50,000            34,250
   Doane Products Co., 9.75% due
   05/15/07..........................        73,247            74,895
   Purina Mills, Inc., 9% Sr. Sub.
   Notes due 03/15/10................        50,000            51,000
   Shoppers Food Warehouse Corp.,
   9.75% Sr. Sec. Notes due
   06/15/04..........................        20,000            21,800
   Smithfield Foods, Inc., 7.625% Sr.
   Sub. Notes due 02/15/08...........       100,000           100,500
   Sparkling Spring Water, 11.50% Sr.
   Sub. Notes due 11/15/07...........        50,000            48,250
  Gas Utilities - .07%
   AmeriGas Partners, L.P., 10.125%
   Sr. Notes due 04/15/07............        50,000            50,750
  Health Care/Supplies &
   Services - .91%
   Fresenius Medical Cap Trust II,
   7.875% Gtd. Sec. Trust Preferred
   Bond due 02/01/08.................       100,000            90,500
   Fresenius Medical Cap Trust III,
   7.375% Gtd. Sec. Trust Preferred
   Bonds due 02/01/08 (DEM)..........       100,000            63,008
   ICN Pharmaceutical, Inc., 8.75%
   Sr. Notes due 11/15/08 (a)........       100,000           101,000
   Integrated Health Services, 9.50%
   Sr. Sub. Notes due 09/15/07.......        95,000            90,250
   Kinetic Concepts, Inc., Series B,
   9.625% Sr. Unsec. Sub. Notes due
   11/01/07..........................       175,000           167,563
   Oxford Health Plans, 11% Sr. Notes
   due 05/15/05 (a)..................       100,000            94,000
   Sun Healthcare Group, Inc., 9.50%
   Sr. Sub. Notes due 07/01/07.......        80,000            64,800
  Homebuilders/Real Estate - .19%
   Saul (B.F.) Real Estate Investment
   Trust, 9.75% Sr. Sec. Notes due
   04/01/08..........................       150,000           139,500
  Hotel/Gaming - 1.36%
   Apcoa, Inc., 9.25% Sr. Sub. Notes
   due 03/15/08......................        50,000            46,000
   Capstar Hotel Co., 8.75% Sr. Sub.
   Notes due 08/15/07................        25,000            24,375
   Casino Magic of Louisiana Corp.,
   Series B, 13% due 08/15/03........        40,000            45,200
   Empress Entertainment, Inc.,
   8.125% Sr. Sub. Notes due
   07/01/06..........................       150,000           149,250
   Grand Casinos, Inc., 10.125% Gtd.
   First Mtg. Notes due 12/01/03.....        50,000            54,500
   Hard Rock Hotel, Inc., 9.25% Sr.
   Sub. Notes due 04/01/05...........        90,000            90,000
   Horseshoe Gaming LLC, 9.375% Sr.
   Sub. Notes due 06/15/07...........        75,000            77,438
   Intrawest Corp., 9.75% Sr. Notes
   due 08/15/08......................        75,000            76,875
   Majestic Star Casino LLC (The),
   12.75% Sec. Sr. Notes due
   05/15/03..........................        50,000            51,875
   Mohegan Tribal Gaming Authority
   (Connecticut), Series B, 13.50%
   Sr. Sec. Notes due 11/15/02.......        50,000            60,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
   Rio Hotel and Casino, Inc., 9.50%
   Gtd. Sr. Sub. Notes due
   04/15/07..........................  $    100,000      $    110,500
   Showboat Marina Casino
   Partnership/ Showboat Marina
   Finance Corp., Series B, 13.50%
   First Mtg. Notes due 03/15/03.....       150,000           170,250
   Venetian Casino Resort LLC/Las
   Vegas Sands, Inc., 10%/14.25% Sr.
   Sub. Notes due 11/15/05 (e).......        50,000            44,000
  Industrial - 1.36%
   Federal-Mogul Corp., 7.875% Notes
   due 07/01/10......................       125,000           127,600
   Fleming Companies, Inc., 10.50%
   Sr. Sub. Notes due 12/01/04.......        75,000            70,875
   10.625% Sr. Sub. Notes due
   07/31/07..........................       170,000           158,525
   Focal Communications, Inc.,
   0%/12.125% Sr. Discount Notes due
   02/15/08 (d)......................       130,000            68,900
   Globe Manufacturing Corp., 10% Sr.
   Sub. Notes due 08/01/08 (a).......       100,000            90,500
   International Wire Group, Inc.,
   Series B, 11.75% Sr. Sub. Notes
   due 06/01/05......................        65,000            68,413
   Key Plastics, Inc., 10.25% Sr.
   Sub. Notes due 03/15/07...........        50,000            46,750
   Outboard Marine Corp., 10.75% Sr.
   Notes due 06/01/08 (a)............        55,000            53,625
   Packaged Ice, Inc., 9.75% Unsec.
   Sr. Notes due 02/01/05............        25,000            25,000
   Pantry, Inc. (The), 10.25% Sr.
   Sub. Notes due 10/15/07...........        50,000            52,375
   Phillips Van-Huesen, 9.50% Sr.
   Sub. Notes due 05/01/08...........       100,000           100,000
   Roller Bearing Co. of America,
   Inc., 9.625% Sr. Sub. Notes due
   06/15/07..........................        25,000            24,250
   Shaw Communications, Inc., 8.54%
   Debentures due 09/30/27 (CAD).....        80,000            53,884
   Styling Technology Corp., 10.875%
   Sr. Sub. Notes due 07/01/08.......        35,000            33,250
   UIH Australia/Pacific, Series B,
   0%/14% Sr. Discount Notes due
   05/15/06 (d)......................        50,000            26,000
  Industrial Services - .36%
   Comforce Operating, Inc., 12% Sr.
   Notes due 12/01/07................        50,000            50,000
   Fisher Scientific International,
   Inc., 9% Sr. Sub. Notes due
   02/01/08..........................       100,000           100,000
   Great Lakes Dredge & Dock Corp.,
   11.25% Sr. Sub. Notes due 08/15/08
   (a)...............................       110,000           111,650
  Information Technology - 2.40%
   Amazon Communications, Inc.,
   0%/10% Sr. Discount Notes due
   05/01/08 (d)......................       105,000            69,300
   Bell Technology Group, 13% Sr.
   Notes due 05/01/05................        50,000            41,000
   Cellnet Data Systems, Inc., 0%/14%
   Unsec. Sr. Discount Notes due
   10/01/07 (d)......................        50,000            12,500
   Cellular Communications
   International, Inc., 0%/9.50% Sr.
   Discount Notes due 04/01/05 (ECU)
   (d)...............................       250,000           210,000
   Covad Communications Group, Inc.,
   0%/13.50% Sr. discount Notes due
   03/15/08 (d)......................       100,000            55,000

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
   Crown Castle International Corp.,
   0%10.625% Sr. Discount Notes due
   11/15/07 (d)......................  $     75,000      $     52,500
   CTI Holdings SA, 0%/11.50% Sr.
   Notes due 04/15/08 (d)............        50,000            22,500
   Details, Inc., 10% Sr. Sub. Notes
   due 11/15/05......................        25,000            23,750
   Exodus Communications, Inc.,
   11.25% Sr. Notes due 07/01/08.....        80,000            80,000
   Global Crossing Holdings, Ltd.,
   9.625% Sr. Notes due 05/15/08.....       100,000           106,000
   GST Telecommunications, Inc./GST
   Network Funding Inc., 0%/10.25%
   Sr. Discount Notes due 05/01/08
   (a)(d)............................        35,000            15,050
   ICG Services, Inc., 0%/10% Sr.
   Discount Notes due 02/15/08 (d)...        35,000            18,550
   KMC Telecom Holdings, Inc., Units
   (each unit consists of $1000
   principal amount of 0%/12.50% Sr.
   Discount Notes due 02/15/08 and
   one warrant to purchase .21785
   Ordinary Share of Common Stock)
   (i)...............................       100,000            48,000
   Nextel Communications, Inc., Sr.
   Discount Notes, 0%/9.75% due
   10/31/07 (d)......................        90,000            54,450
   0%/9.95% due 02/15/08 (d).........        75,000            44,438
   0%/10.65% due 09/15/07 (d)........       275,000           175,313
   Nextlink Communications, Inc., 0%/
   9.45% Sr. Discount Notes due
   04/15/08 (d)......................       100,000            57,000
   9% due 03/15/08...................       100,000            94,000
   9.625% Sr. Notes due 10/01/07.....       125,000           119,375
   Pinnacle Holdings, Inc., 0%/10%
   Sr. Discount Notes due 03/15/08
   (d)...............................       100,000            58,250
   Psinet, Inc., 10% Senior Notes due
   02/15/05..........................       150,000           148,500
   Satelites Mexicanos SA, 10.125%
   Sr. Notes due 11/01/04............        50,000            40,000
   SBA Communications Corp., 0%/12%
   Sr. Discount Notes due 03/01/08
   (d)...............................       200,000           115,000
   Wam!Net, Inc., 0%/13.25% Sr.
   Discount Notes due 03/01/05 (d)...       200,000           109,000
  Insurance - .09%
   Veritas Holdings, GMBH, 9.625% Sr.
   Notes due 12/15/03................        65,000            65,000
  Leisure & Entertainment - .39%
   Premier Cruise, Ltd., 11% Sr.
   Notes due 03/15/08 (a)............        50,000            25,000
   Premier Parks, Inc.
   0%/10% Sr. Discount Notes due
   04/01/08 (d)......................        50,000            33,875
   9.25% Sr. Notes due 04/01/06......        50,000            51,688
   SFX Entertainment, Inc., 9.125%
   Sr. Sub. Notes due 02/01/08.......       125,000           123,750
   Six Flags Entertainment Corp.,
   8.875% Sr. Notes due 04/01/06.....        50,000            51,313
  Manufacturing - .50%
   Axia, Inc., 10.75% Sr. Sub. Notes
   due 07/15/08......................        50,000            50,750
   Ball Corp., 7.75% Sr. Notes due
   08/01/06 (a)......................        50,000            52,250

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
   8.25% Sr. Sub. Notes due 08/01/08
   (a)...............................  $     50,000      $     52,000
   Grove Worldwide LLC, 9.25% Sr.
   Sub. Notes due 05/01/08...........        50,000            45,000
   Insilco Corp., Units, (each unit
   consists of $1,000 principal
   amount of 12% Sr. Sub. Noes due
   08/15/07 and one warrant to
   purchase 0.52 Shares of common
   stock) (a)(i).....................        20,000            20,700
   Moll Industries, 10.50% Sr. Sub.
   Notes due 07/01/08 (a)............       100,000            98,000
   SC International Services, Inc.,
   9.25% Sr. Sub. Notes due
   09/01/07..........................        50,000            50,000
  Metals/Mining - .46%
   Centaur Mining & Exploration,
   Ltd., 11% Gtd. Sr. Notes due
   12/01/07..........................        25,000            22,750
   International Utility Structures,
   Inc., 10.75% Sr. Sub. Notes due
   02/01/08..........................        25,000            23,500
   Metallurg Holdings, Inc.,
   0%/12.75% Sr. Discount Notes due
   07/15/08 (d)......................       100,000            34,000
   Metallurg, Inc., 11% Sr. Notes due
   12/01/07..........................       225,000           209,250
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03..........................        50,000            49,250
  Oil & Gas - .81%
   Chesapeake Energy Corp., 9.625%
   Sr. Notes due 05/01/05............        80,000            60,000
   Dailey International, Inc., 9.50%
   Sr. Unsec. Notes due 02/15/08.....       100,000            44,000
   Denbury Management, Inc., 9% Sr.
   Sub. Notes due 03/01/08...........       150,000           126,000
   Forcenergy, Inc., 8.50% Sr. Sub.
   Notes due 02/15/07................        50,000            37,000
   9.50% Unsec. Sr. Sub. Notes due
   11/01/06..........................       100,000            77,000
   Ocean Rig Norway AS, 10.25% Sr.
   Sec. Gtd. Notes due 06/01/08......       100,000            80,000
   Parker Drilling Co., Series B,
   9.75% Sr. Notes due 11/15/06......       100,000            89,000
   Stone Energy Corp., 8.75% Sr. Sub.
   Notes due 09/15/07................        85,000            82,025
  Paper & Forest Products - .58%
   Fletcher Challenge, Ltd., 8.05%
   Bonds due 06/15/03 (NZD)..........        30,000            16,378
   10% Cv. Unsec. Sub. Notes due
   04/30/05 (NZD)....................         5,000             2,763
   14.50% Cv. Sub. Notes due 09/30/00
   (NZD).............................        85,000            48,870
   Florida Coast Paper Co. LLC,
   Series B, 12.75% First Mtg. Notes
   due 06/01/03 (b)..................       110,000            58,850
   Four M Corp., 12% Sr. Sec. Notes
   due 06/01/06 (b)..................        20,000            14,800
   Riverwood International Corp.,
   10.625% Sr. Notes due 08/01/07....       100,000            99,000
   SD Warren Co., Series B, 12% Sr.
   Sub. Notes due 12/15/04...........       150,000           163,313
   U.S. Timberland Co., L.P., 9.625%
   Sr. Notes due 11/15/07............        25,000            25,125

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------        --------
  Restaurants - .21%
   Ameriking, Inc., 10.75% Sr. Unsec.
   Notes due 12/01/06................  $    150,000      $    156,375
  Retail - .14%
   Boyd Collection, Ltd., 9% Sr. Sub.
   Notes due 05/15/08 (a)............       100,000           102,000
  Security Services - .21%
   Borg-Warner Security Corp., 9.625%
   Sr. Sub. Notes due 03/15/07.......        50,000            54,000
   Protection One Alarm Monitoring,
   Inc., 6.75% Cv. Gtd. Sr. Sub.
   Notes due 09/15/03................       100,000           102,125
  Specialty Retailing - .23%
   Eye Care Centers of America, Inc.,
   9.125% Sr. Sub. Notes due 05/01/08
   (a)...............................        75,000            71,250
   Finlay Fine Jewelry Corp., 8.375%
   Sr. Notes due 05/01/08............        50,000            46,000
   Home Interior & Gifts, Inc.,
   10.125% Sr. Sub. Notes due
   06/01/08 (a)......................        50,000            49,500
  Steel - .32%
   AK Steel Corp., 9.125% Sr. Notes
   due 12/15/06......................       100,000           104,000
   Algoma Steel, Inc., 12.375% Sec.
   First Mortgage due 07/15/05.......        10,000             7,600
   Keystone Consolidated Industries,
   Inc., 9.625% Sr. Sec. Notes due
   08/01/07..........................       100,000            95,500
   Bar Technologies, Inc., 13.50% Sr.
   Sec. Notes due 04/01/01...........        25,000            26,688
  Supermarkets - .29%
   Pathmark Stores, 0%/10.75% Jr.
   Sub. Notes due 11/01/03 (d).......       130,000           106,600
   Randall's Food Markets, Inc.,
   9.375% Sr. Sub. Notes due
   07/01/07..........................       100,000           108,250
  Telecommunications - 4.33%
   Arch Communications, Inc., 12.75%
   Sr. Notes due 07/01/07 (a)........        50,000            50,000
   Clearnet Communications, Inc.,
   0%/14.75% Sr. Unsec. Discount
   Notes due 12/15/05 (d)............        25,000            21,375
   Colt Telecom Group PLC, Units
   (each unit consists of $1,000
   principal amount of 0%/12% Unsec.
   Sr. Discount Notes due 12/15/06
   and one warrant to purchase 7.80
   ordinary shares) (d)(i)...........       100,000            84,000
   0%/12% Unsec. Sr. Discount Notes
   due 12/15/06......................        50,000            41,500
   7.625% Bonds due 07/31/08 (DEM)...       200,000           117,615
   8.875% Sr. Notes due 11/30/07
   (GBP).............................        25,000            15,187
   10.125% Sr. Notes due 11/30/07
   (GBP).............................        35,000           101,409
   Comunicacion Celular SA,
   0%/13.125% Sr. Deferred Coupon
   Bonds due 03/01/05 (d)............       100,000            65,250
   Convergent Communication, Inc.,
   Units (each unit consists of
   $1,000 principal amount of 13% Sr.
   Notes and four warrants to
   purchase 10.8 shares of common
   stock) (i)........................        50,000            24,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Discount Notes due
   12/15/05 (d)......................  $    200,000      $    165,500
   E. Spire Communications, Inc.,
   13.75% Unsec. Sr. Notes due
   07/15/07..........................        25,000            23,313
   Facilicom International, 10.50%
   Sr. Notes due 01/15/08............        85,000            68,000
   Firstworld Communications, Inc.,
   Units (each unit consists of
   $1,000 principal amount of 13% Sr.
   Discount Notes due 04/15/08 and
   one warrant to purchase 7.9002
   shares of series B, common stock)
   (i)...............................        75,000            22,500
   GST USA, Inc., 0%/13.875% Gtd. Sr.
   Sec. Discount Notes due 12/15/05
   (d)...............................        65,000            46,638
   ICO Global Communications
   (Holdings), Ltd., Units, (each
   unit consists of $1,000 principal
   amount of 15% Sr. Notes due
   08/01/05 and one warrant to
   purchase 19.85 shares of common
   stock) (i)........................        50,000            37,250
   Intermedia Communications, Inc.,
   8.50% Sr. Notes due 01/15/08......        75,000            71,250
   8.6% Sr. Notes due 06/01/08.......        90,000            85,500
   8.875% Sr. Notes due 11/01/07.....        75,000            72,375
   Level 3 Communications, Inc.,
   9.125% Unsec. Sr. Notes due
   05/01/08..........................       150,000           148,125
   Long Distance International, Inc.,
   Units (each unit consists of
   $1,000 12.25%
   Sr. Notes due 04/15/08 and one
   warrant to purchase 15.0874 shares
   of common stock) (a)(f)(i)........        50,000            41,500
   McLeodUSA, Inc., 9.25% Sr. Notes
   due 07/15/07......................        40,000            41,800
   Metrocall, Inc., 10.375% Sr. Sub.
   Notes due 10/01/07................        50,000            49,000
   Microcell Telecommunications,
   Inc., 0%/10.125% Sr. Discount
   Notes due 10/15/07 (d) (CAD)......       100,000            35,809
   Millicom International Cellular
   SA, 0%/13.50% Sr. Discount Notes
   due 06/01/06 (d)..................        60,000            42,450
   NTL, Inc., 0%/9.75% Sr. Notes due
   04/01/08 (a)(d)...................       100,000            62,000
   0%/10.75% Sr. Unsec. Unsub. Notes
   due 04/01/08 (GBP) (d)............        50,000            39,037
   7% Sub. Notes due 12/15/08 (a)....       100,000           107,750
   10% Sr. Notes due 02/15/07........       100,000           103,000
   Omnipoint Corp., Series A, 11.625%
   Sr. Notes due 08/15/06............       150,000           104,250
   Orange PLC, 8% Sr. Notes due
   08/01/08..........................       100,000           101,000
   ORBCOMM Global LP/ORBCOMM Capital
   Corp., Series B, 14% Sr. Notes due
   08/15/04..........................       150,000           154,500
   Orion Networks Systems, Inc.,
   0%12.50% Sr. Discount Notes due
   01/15/07 (d)......................       200,000           126,000

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Petersburg Long Distance, Inc.,
   Units (each unit consists of
   $1,000 principal amount of 0%/14%
   Sr. Discount Notes due 06/01/04
   and one warrant to purchase 34
   ordinary shares) (d)(i)...........  $     50,000      $     26,500
   Price Communication Cellular
   Holdings, Inc., 11.25% Sr. Notes
   due 08/15/08 (k)..................        50,000            47,250
   Price Communication Wireless,
   Inc., 9.125% Sec. Notes due
   12/15/06 (a)......................       100,000           101,000
   11.75% Unsec. Sr. Sub. Notes due
   07/15/07..........................        50,000            52,750
   PTC International Finance BV,
   0%/10.75% Unsec. Sub. Notes due
   07/01/07 (d)......................        34,000            23,460
   Qwest Communications International
   Inc., 0%/9.47% Sr. Sub. Notes due
   10/15/07 (d)......................       140,000           108,150
   RSL Communications PLC, 0%/10%
   Bonds due 03/15/08 (DEM) (d)......        50,000            16,502
   0%/10.125% Sr. Discount Notes due
   03/01/08 (d)......................       100,000            57,250
   Rural Cellular Corp., 9.625% due
   05/15/08..........................       100,000           100,250
   Spectrasite Holdings, Inc., 0%/12%
   Sr. Discount Notes due 07/15/03
   (a)(d)............................       200,000           100,000
   Telecomunicacoes Brasileiras SA,
   10.54% due 12/09/99 (c)(f)........        30,000            29,250
   USA Mobile Communications, Inc.
   II, 9.50% Sr. Notes due
   02/01/04..........................       100,000            90,000
   14% Sr. Notes due 11/01/04........        65,000            66,950
   Viatel, Inc., Units (each unit
   consists of $1,000 principal
   amount of 11.25% due 04/15/08 and
   .483 shares of series A, preferred
   stock) (i)........................       100,000           102,250
  Transportation - .63%
   Coach USA, Inc., 9.375% Sr. Sub.
   Notes due 07/01/07................        20,000            20,400
   Millenium Seacarriers, Units, 12%
   Notes due 07/15/05 (a)............       100,000            80,000
   Navigator Gas Transportation PLC,
   10.50% Notes due 06/30/07 (a).....        75,000            66,000
   Units (each unit consists of
   $1,000 principal amount of 12%
   Bonds due 06/30/07 and 7.66
   warrants) (a)(i)..................        50,000            45,000
   TFM SA de CV, 10.25% Sr. Gtd.
   Bonds due 06/15/07................        75,000            61,688
   Transtar Holdings LP/Transtar
   Capital Corp., Series B,
   0%/13.375%
   Sr. Discount Notes due 12/15/03
   (d)...............................       200,000           192,000
  Utilities - .09%
   Korea Electric Power, 6.375%
   Unsec. Unsub. Notes due
   12/01/03..........................        80,000            68,543
                                                           ----------
  Total Corporate Bonds and Notes (cost:
   $22,123,395)                                            20,933,681
                                                           ----------

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                         ----------        ----------
COMMON STOCKS - .00%
  Horizon Group Properties, Inc......  $         29      $        112
                                                           ----------
  Total Common Stocks (cost: $0)                                  112
                                                           ----------
                                          shares
                                        ----------
PREFERRED STOCKS - 2.01%
  Chesapeake Energy Corp., 7% (a)....         2,000            20,000
  Concentrix Network Corp., 13.50%...            52            44,460
  E. Spire Communications, 12.75%
   (h)...............................            53            25,970
  Eagle-Picher Holdings, Series B,
   0%/11.75% Cum. (d)................            10            50,500
  Echostar Communications Corp.,
   12.125% Exchangeable (h)..........            55            57,891
  El Paso Electric Co., Series A,
   11.40% Cum. (h)...................           850            90,950
  ICG Holdings, Inc., 14.25% (h).....            29            31,900
  Nebco Evans Holdings, Co., 11.25%
   (h)...............................         1,083            54,150
  Nextel Communications, Inc., Series
   E, 11.125% (h)....................            54            48,600
  NEXTLINK Communications, Inc., 14%
   Cum. (h)..........................         4,896           259,488
  Paxson Communications, 13.25%......        50,000            43,750
  Prime Retail, Inc., Series B, 8.50%
   Cv. ..............................           500             8,250
  PRIMEDIA, Inc.,
   Series E, 9.20%...................           100             9,825
   Series G, 8.625% Exchangeable.....         3,000           288,750
  Rural Cellular Corp., 11.375%......            52            48,360
  S.D. Warren Co., Series B, 14% Cum.
   Exchangeable (b)..................         5,500           280,500
  S.F. Holdings Group, Inc., Units
   (each Unit consist of one 13.75%
   Preferred Stock and 37 Class C
   Shares of Common Stock) (h)(i)....            10            44,000
  SFX Broadcasting, Inc., Series E,
   12.625% Cum. Exchangeable (h).....           281            33,931
  Spanish Broadcasting Systems, Inc.,
   14.25% Cum. Exchangeable (a)(h)...            28            28,560
  Viatel, Inc., Cum. Exchangeable
   (h)...............................            51             5,610
                                                           ----------
  Total Preferred Stocks (cost: $1,692,734)                 1,475,445
                                                           ----------
                                          units
                                        ----------
RIGHTS, WARRANTS AND CERTIFICATES - .06% (B)
  Argentina Wts., Exp. 12/99.........           280             1,260
  Bell Technology Group Wts., Exp.
   05/05 (a).........................            50                 0
  Comunicacion Celular SA Wts., Exp.
   11/03.............................           100             6,000
  Convergent Communications Wts.,
   Exp. 04/08........................           200                 0
  Covad Communication Group, Inc.
   Wts., Exp. 03/08..................           100             5,000
  Firstworld Communications, Inc.
   Wts., Exp. 04/08..................            75               750
  Gothic Energy Corp. Wts., Exp.
   09/04.............................         1,400             1,400
  Gothic Energy Corp. Wts., Exp.
   09/04.............................         1,304                13

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                                            value
                                          units            (note 1)
                                        ----------        ----------
  Gothic Energy Corp. Wts., Exp.
   05/05.............................           991      $         10
  KMC Telecom Holdings, Inc., Wts.,
   Exp 04/08.........................           100               250
  Long Distance International, Inc.
   Wts., Exp 04/08...................            50               125
  Loral Orion Network Systems, Inc.
   Wts., Exp 01/07...................           100                 0
  Millenium Seacarriers Wts., Exp.
   07/05 (a)(f)......................           100                 0
  Occidente Y Caribe Celular SA Wts.,
   Exp. 03/04........................           400             7,000
  Optel Inc. Wts., Exp. 12/04........            85                 1
  Petersburg Long Distance Inc. Wts.,
   Exp. 01/01........................            50                 0
  Price Communication Corp. Wt., Exp
   08/07 (f).........................           516            24,639
  Republic of Venezuela Wts., Exp.
   04/20.............................         1,250                 0
  S. F. Holdings Group, Inc. Wts.,
   Units, Exp. 05/99.................           370                 0
  United Mexican States Bonds Wts.,
   Exp. 06/03........................       250,000                 0
  Wam!Net Inc Wts., Exp. 03/05
   (a)(f)............................           600                 0
                                                           ----------
  Total Rights, Warrants and Certificates (cost:
   $13,256)                                                    46,448
                                                           ----------
                                       face amount
                                       or units (j)
                                        ----------
STRUCTURED INSTRUMENTS - 5.00%
  CS First Boston, OFZ Linked Notes,
   15% due 02/23/00 (f)..............     1,962,000            37,423
  CS First Boston, Turkisk Lira
   Linked Notes, 89.53% due 02/02/99
   (c)...............................       200,000           182,282
  Deutsche Bank Capital Corp.,
   Turkish Lira Linked Notes 112.44%
   due 02/04/99......................       200,000           183,335
  Deutsche Morgan Grenfell, Russian
   Federal Loan Floating Rate Linked
   Notes,
   14% due 09/27/00 (RUR) (b)(f).....       880,000             8,535
   18.339% due 02/23/00 (b)(f).......        80,000               800
   18.598% due 10/25/00 (b)(f).......        80,000               800
  Goldman, Sachs JGB Linked Notes,
   2.11% due 09/10/99................       400,000           431,480
  JP Morgan Securities, Inc.,
   Leverage Notes on The Emerging
   Markets Bond Index, 9.50% due
   08/10/99..........................       340,000           295,278
   Leverage Notes on The Emerging
   Markets Bond Index, 9.50% due
   07/16/99..........................       650,000           536,619
   Leverage Notes on The Emerging
   Markets Bond Index, 9.50% due
   08/10/99..........................       340,000           340,973
  Lehman Brothers Holdings, Chilean
   Peso/ Japanese Yen Linked Notes,
   18.50% due 01/28/99...............       150,000           149,130
  Lehman Brothers Holdings, Inc.,
   Zero Coupon, Greek
   Drachma/European Currency Unit
   Linked Notes, due 03/22/99........        70,000            80,171

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Zero Coupon, Greek Drachma/Swiss
   Franc Linked Notes due 03/31/99...        45,000      $     51,980
  Lehman High Yield Index Notes,
   8.50% due 03/08/99................       400,000           377,000
  Salomon Brothers, Inc., 6% Brazil
   Linked Notes, due 04/02/03........       150,000            76,800
   14.076% United Mexican State 16'
   Linked Notes, due 03/18/99........       609,000           617,544
  Standard Chartered Bank, 16.45%
   Philippine Peso/Japanese Yen
   Linked Notes due 01/21/99.........        27,000            29,681
   18.70% Philippine Peso/Singapore
   Dollar Linked Notes due
   03/08/99..........................        40,000            39,776
   18.90% Philippine Peso/Singapore
   Dollar Linked Notes due
   03/04/99..........................       120,000           119,496
   20.45% Philippine Peso/Japanese
   Yen Linked Notes due 02/09/99.....        70,000            69,797
   21.83% Philippine Peso/Japanese
   Yen Linked Notes due 01/19/99.....        64,000            52,691
                                                           ----------
  Total Structured Instruments (cost: $4,294,708)           3,681,591
                                                           ----------

                                                contracts/
                                                      face
                                    strike         subject
                           date     price          to call
                          -----   ----------   -----------
CALL OPTIONS PURCHASED - .02%
  US Treasury Bonds,
   6.125% due 11/15/27
   Call Option..........  02/99    $111.375            600         18,516
                                                               ----------
  Total Call Options Purchased (cost: $15,656)                     18,516
                                                               ----------
PUT OPTIONS PURCHASED - .01%
  Japanese Yen Put
   Option...............  01/99   121.00 JPY    38,720,000          1,394
  Japanese Yen Put
   Option...............  02/99   125.00 JPY    21,000,000          1,239
  Mexican Peso Put
   Option...............  02/99   10.75 MXP      3,400,000          7,395
                                                               ----------
  Total Put Options Purchased (cost: $14,549)                      10,028
                                                               ----------

Atlas Strategic Income Fund (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
SHORT-TERM SECURITIES - 2.08%
  Triparty Repurchase Agreement dated
   December 31, 1998 with Prudential
   Securities, Inc., effective yield
   of 3.95%, due January 4, 1999,
   collateralized by FNMA, 6.149%,
   June 1, 2024 with a value of
   $1,559,370........................  $  1,528,378      $  1,528,378
                                                           ----------
  Total Short-Term Securities (cost: $1,528,378)            1,528,378
                                                           ----------
TOTAL INVESTMENTS (COST: $74,140,646) - 98.41%             72,413,480
OTHER ASSETS AND LIABILITIES, NET - 1.59%                   1,166,278
                                                           ----------
NET ASSETS - 100.00%                                     $ 73,579,758
                                                           ----------
                                                           ----------

Atlas Balanced Fund
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                        ----------        ----------
COMMON STOCKS - 38.17%
  Aerospace/Defense - .68%
   AlliedSignal, Inc.................        15,000      $    664,688
   Raytheon Co., Cl. A...............           191             9,872
  Automotive - .24%
   Ford Motor Co.....................         4,000           234,750
  Banks - 12.70%
   Banc One Corp.....................        29,580         1,510,429
   BankAmerica Corp..................        25,000         1,503,125
   Bank of Boston Corp...............        16,000           623,000
   Capital One Financial Corp........         6,000           690,000
   Chase Manhattan Corp..............        15,000         1,020,938
   CitiGroup.........................        12,500           618,750
   Crestar Financial Corp............         8,000           576,000
   First Union Corp..................        25,000         1,520,313
   Fleet Financial Group, Inc........        20,000           893,750
   Keycorp...........................        20,000           640,000
   Mellon Bank Corp..................        13,000           893,750
   National City Corp................         8,000           580,000
   PNC Bank Corp.....................         8,000           433,000
   Summit Bancorp....................        13,000           567,938
   Union Planters Corp...............        10,000           453,125
  Chemicals & Allied Products - .44%
   Dexter Corp.......................         8,000           251,500
   Lyondell Petrochemical Co.........         9,904           178,272
  Consumer Goods & Services - .46%
   Newell Co.........................        10,900           449,622
  Drugs and Health Care - 2.70%
   American Home Products Corp. .....         7,000           394,188
   Bristol-Myers Squibb Co. .........         7,000           936,688
   Crescendo Pharmaceuticals
   Corp. ............................           145             1,976
   Hillenbrand Industries, Inc.......         8,000           455,000
   Merck & Co., Inc..................         4,000           590,750
   Pharmacia & Upjohn, Inc. .........         5,000           283,125
  Electrical Utilities - 3.69%
   American Electric Power Co. ......         2,500           117,656
   Central & South West Corp. .......        14,000           384,125
   DQE, Inc. ........................         7,200           316,350
   Florida Progress Corp. ...........        13,000           582,563

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Balanced Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                        ----------        ----------
   Illinova Corp. ...................        15,000      $    375,000
   New Century Energies, Inc. .......         7,500           365,622
   Potomac Electric Power Co. .......        11,000           289,438
   SCANA Corp. ......................         7,000           225,750
   Texas Utilities Co................        12,000           560,250
   Unicom Corp.......................        11,000           424,188
  Electronics - .32%
   AMP, Inc. ........................         6,106           317,894
  Environmental Management - .20%
   Browning-Ferris Industries,
   Inc...............................         7,000           199,063
  Financial Services - 2.16%
   Associates First Capital Corp. ...         2,096            88,818
   FBR Asset Investment Corp.........        50,000           800,000
   H & R Block, Inc..................         5,000           225,000
   Household International, Inc......        18,399           729,060
   Imperial Credit Commercial
   Mortgage Investment Corp..........        30,000           281,250
  Food & Beverages - .39%
   General Mills, Inc................         5,000           388,750
  Food Wholesalers - .58%
   SuperValue, Inc...................        20,000           560,000
  Gas Utilities - .81%
   Enron Corp........................        11,000           627,688
   Enron Oil & Gas Co................        10,000           172,500
  Home Builders/Real Estate - .46%
   Anthracite Mortgage Capital,
   Inc...............................        25,000           195,313
   Horizon Group Properties, Inc.....         1,000             3,875
   Prime Retail, Inc.................        20,000           196,250
   Wilshire Real Estate Investment
   Trust.............................        20,000            61,250
  Industrial Manufacturing - .48%
   Sonoco Products Co................        16,000           474,000
  Insurance - 3.03%
   Allstate Corp.....................         5,562           214,832
   American General Corp.............        12,000           936,000
   Enhance Financial Services Group,
   Inc...............................        16,950           508,500
   IPC Holdings, Ltd.................         5,000           115,938
   Reliance Group Holdings, Inc......        40,000           515,000
   St. Paul Companies, Inc...........        20,000           695,000
  Machine Tools & Equipment - .68%
   Cooper Industries, Inc............         6,000           286,125
   Snap-On, Inc......................        11,000           382,938
  Manufacturing - .52%
   Pall Corp.........................        20,000           506,250
  Oil & Gas - 2.05%
   Conoco, Inc. (b)..................        20,700           432,113
   Occidental Petroleum Corp.........         4,000            67,500
   Phillips Petroleum Co.............         3,000           127,875
   Royal Dutch Petroleum Co., ADR....         4,000           191,500
   Tenneco, Inc......................        12,000           408,750
   Ultramar Diamond Shamrock Corp....         6,000           145,500
   Unocal Corp.......................        12,000           350,250
   USX-Marathon Group................        10,000           301,250
  Paper & Forest Products - 1.33%
   Fort James Corp...................        14,067           562,680
   Union Camp Corp...................         4,500           303,750
   Westvaco Corp.....................         7,000           187,688
   Weyerhaeuser Co...................         5,000           254,061
  Printing, Publishing & Allied Products - 1.13%
   Dun & Bradstreet Corp.............        25,000           789,063
   Hollinger International, Inc......        20,000           278,750
   R. H. Donnelley Corp..............         3,200            46,600


Atlas Balanced Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------      ------------
  Retail Trade - .62%
   Family Dollar Stores, Inc.........        18,000      $    396,000
   Sears Roebuck & Co................         5,000           212,500
  Telecommunications - 2.50%
   GTE Corp..........................        12,000           809,250
   Motorola, Inc.....................        14,000           854,875
   SBC Communications, Inc...........        15,000           804,375
                                                           ----------
  Total Common Stocks (cost: $29,760,582)                  37,621,115
                                                           ----------
CONVERTIBLE PREFERRED STOCKS - 9.73%
  Banks - 1.86%
   Bank of Portugal..................           600            68,400
   National Australia Bank, Ltd......        30,000           836,250
   St. George Bank (a)...............         8,000           378,000
   Westpac Banking Corp. STRYPES.....        17,400           549,188
  Broadcast, Radio & TV - .23%
   Merrill Lynch-Cox Communications
   STRYPES...........................         4,000           228,500
  Consumer Goods & Services - 1.33%
   Newell Co.........................        25,000         1,312,500
  Electrical Utilities - .72%
   Houston Industries, Inc. ACES.....         3,500           372,313
   Texas Utilities Co................         5,900           332,611
  Electronics - .30%
   Elsag Bailey Process Automation
   N.V. (a)..........................         5,000           303,125
  Financial Services - .51%
   MCN Corp. PRIDES..................         8,000           149,500
   MCN Financing III PRIDES..........        10,000           349,375
  Food & Related - .21%
   Chiquita Brands International,
   Inc...............................         5,000           211,250
  Homebuilders/Real Estate - .46%
   Kaufman & Broad Home Corp.........        50,000           450,000
  Industrials - .15%
   Owens Corning Capital LLC MIPS....         3,000           148,875
  Insurance - 1.52%
   American Heritage Life Investment
   Corp..............................         5,000           333,125
   PLC CAP Trust II..................        11,500           750,375
   Salomon, Inc.-FSA Holdings, Inc.
   DECS..............................         9,000           411,750
  Leisure & Entertainment - .54%
   Premier Parks, Inc. PIES..........         9,000           533,250
  Specialty Retailing - .98%
   Merrill Lynch-Dollar General Corp.
   STRYPES (b).......................        27,100           965,438
  Telecommunications - .51%
   IXC Communications, Inc. (a)......         3,222           499,410
  Transportation - .41%
   Union Pacific Corp................         8,800           407,000
                                                           ----------
  Total Convertible Preferred Stocks (cost:
   $8,708,597)                                              9,590,235
                                                           ----------
CONVERTIBLE BONDS - .97%
  Industrials - .29%
   Alza Corp., 5% due 05/01/06.......       200,000           288,250
  Metals - .26%
   Inco, Ltd., 5.75% due 07/01/04....       300,000           258,750

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Balanced Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                        ----------        ----------
  Insurance - .42%
   Mutual Risk Management, 0% due
   10/30/15 (a)......................       500,000      $    413,750
                                                           ----------
  Total Convertible Bonds (cost: $707,434)                    960,750
                                                           ----------
CORPORATE BONDS - 6.41%
  Automotive - .10%
   General Motors Acceptance Corp.,
   5.50% due 12/15/01................       100,000            99,154
  Banks - .97%
   Banc One Corp., 7.25% due
   08/15/04..........................       590,000           634,109
   Bank of America Corp., 8.50% due
   03/01/99..........................       325,000           326,231
  Broadcast, Radio & TV - .83%
   TCI Communications, Inc., 6.875%
   due 02/15/06......................       600,000           644,312
   Tele-Communications, Inc., 7.25%
   due 08/01/05......................       160,000           173,870
  Diversified Media - .08%
   Time Warner, Inc., 7.95% due
   02/01/00..........................        80,000            81,931
  Drugs and Health Care - .26%
   R.P. Scherer Corp., 6.75% due
   02/01/04..........................       250,000           259,653
  Financial Services - .26%
   PaineWebber Group, Inc., 7% due
   03/01/00..........................       250,000           252,201
  Food & Beverages - .62%
   Coca-Cola Enterprises, 5.75% due
   11/01/08..........................       600,000           606,480
  Food Processing - .27%
   ConAgra, Inc., 7.40% due
   09/15/04..........................       250,000           268,545
  Foreign Government - .16%
   Treasury Corp. of Victoria, 9% due
   09/04/02..........................       228,000           156,890
  Gas Utilities - .33%
   Enron Corp., 7.625% due
   09/10/04..........................       175,000           187,409
   Enron Corp., 9.875% due
   06/15/03..........................       125,000           142,350
  Hotel/Gaming - .12%
   Circus Circus Enterprises, Inc.,
   6.75% due 07/15/03................       125,000           116,037
  Industrial Manufacturing - .60%
   Tyco International Group, 5.875%
   due 11/01/04 (a)..................       600,000           596,301
  Oil and Gas - .35%
   Coastal Corp., 9.75% due
   08/01/03..........................       300,000           344,409
  Paper & Forest Products - .21%
   Fletcher Challenge Canada, Ltd.,
   7.75% due 06/20/06................       200,000           203,488
  Telephone Utilities - .63%
   Sprint Capital Corp., 6.875% due
   11/15/28..........................       600,000           623,029
  Transportation - .62%
   Union Pacific Co., 6.39% due
   11/01/04..........................       600,000           606,317
                                                           ----------
  Total Corporate Bonds (cost: $6,193,343)                  6,322,716
                                                           ----------
UNITED STATES TREASURY NOTES - 20.00%
  6.625% due 03/31/02................     6,000,000         6,341,250
  5.50% due 02/28/03.................     8,000,000         8,237,504
  Strip, 0% due 08/15/20.............    17,000,000         5,130,753
                                                           ----------
  Total United States Treasury Notes (cost:
   $18,073,471)                                            19,709,507
                                                           ----------


Atlas Balanced Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------      ------------
SHORT-TERM SECURITIES - 24.25%
  Triparty Repurchase Agreement dated
   December 31, 1998 with Prudential
   Securities, Inc., effective yield
   of 3.95%, due January 4, 1999,
   collateralized by FNMA, 7.40%,
   June 1, 2025 with a value of
   $21,020,566 and by FHLMC, 6.18%,
   December 1, 2028 with a value of
   $3,363,081........................  $ 23,904,926      $ 23,904,926
                                                           ----------
  Total Short-Term Securities (cost: $23,904,926)          23,904,926
                                                           ----------
TOTAL SECURITIES (COST: $87,348,353) - 99.53%              98,109,249
OTHER ASSETS AND LIABILITIES, NET - .47%                      460,349
                                                           ----------
NET ASSETS - 100.00%                                     $ 98,569,598
                                                           ----------
                                                           ----------

Atlas Growth and Income Fund
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                        ----------        ----------



COMMON STOCKS - 78.74%
  Advertising - .84%
   Young and Rubicam, Inc. (b).......        70,000      $  2,266,250
  Automotive - .96%
   Republic Industries, Inc. (b).....       175,000         2,581,250
  Banks - 10.21%
   Amsouth Bancorp...................       110,000         5,018,750
   Fifth Third Bancorp...............        60,000         4,278,750
   First Tennessee National Corp.....       100,000         3,806,250
   First Union Corp..................        80,000         4,865,000
   Providian Financial Corp..........       127,500         9,562,500
  Broadcast, Radio & TV - .44%
   Fox Entertainment Group (b).......        47,600         1,198,924
  Computer Hardware - 2.16%
   Dell Computer Corp. (b)...........        60,000         4,391,250
   EMC Corp..........................        17,000         1,445,000
  Computer Software - 5.00%
   Compuware Corp. (b)...............        66,000         5,156,250
   Microsoft Corp. (b)...............        60,000         8,321,250
  Consumer Goods & Services - .84%
   Newell Co.........................        55,000         2,268,750
  Diversified Financial - .62%
   Health Care Property Investors,
   Inc...............................        54,600         1,678,950
  Drugs & Health Care - 9.33%
   Biogen, Inc.......................        35,000         2,905,000
   Bristol-Myers Squibb Co...........        32,000         4,282,000
   Cardinal Health, Inc..............       115,000         8,725,625
   Pharmacia & Upjohn, Inc...........        70,000         3,963,750
   Warner-Lambert Co.................        70,000         5,263,125

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Growth and Income Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------      ------------
  Electrical Equipment - .81%
   Honeywell, Inc....................        29,000      $  2,184,063
  Electrical Utilities - 2.15%
   Unicom Corp.......................       150,000         5,784,375
  Environmental Management - 1.64%
   Waste Management, Inc.............        95,000         4,429,375
  Financial Services - 6.52%
   Charles Schwab Corp...............        97,500         5,478,281
   Federal Home Loan Mortgage
   Corp..............................       150,000         9,665,625
   SunAmerica, Inc...................        30,000         2,433,750
  Food & Beverages - 1.71%
   Anheuser-Busch Companies, Inc.....        40,000         2,625,000
   U.S. Food Service, Inc. (b).......        40,000         1,960,000
  Gas Utilities - 1.80%
   Enron Corp........................        85,000         4,850,313
  Health Care/Supplies &
   Services - 2.07%
   Medtronic, Inc....................        75,000         5,568,750
  Homebuilders/Real Estate - .60%
   Kilroy Realty Corp................        70,600         1,623,800
  Industrial Manufacturing - 3.92%
   Tyco International, Ltd...........       140,000        10,561,250
  Industrial Services - .98%
   ServiceMaster Co. (b).............       120,000         2,647,500
  Insurance - 1.30%
   American General Corp.............        45,000         3,510,000
  Leisure & Entertainment - 2.85%
   Carnival Corp., Cl. A.............       160,000         7,680,000
  Oil & Gas - 1.36%
   Exxon Corp........................        50,000         3,656,250
  Printing, Publishing & Allied Products - .49%
   R. R. Donnelley & Sons Co.........        30,000         1,314,375
  Retail Trade - 4.23%
   Abercrombie & Fitch Co. (b).......        52,000         3,679,000
   Wal-Mart Stores, Inc..............        95,000         7,736,562
  Semi-Conductors - 1.93%
   Uniphase Corp. (b)................        75,000         5,203,125
  Specialty Retailing - 6.98%
   CVS Corp..........................       170,000         9,350,000
   Home Depot, Inc. (b)..............        90,000         5,506,875
   Linens 'n Things, Inc. (b)........       100,000         3,962,500
  Telecommunications - 7.00%
   Bellsouth Corp....................        50,000         2,493,750
   MCI Worldcom, Inc. (b)............       120,000         8,610,000
   U.S. West, Inc....................       120,000         7,755,000
                                                           ----------
  Total Common Stocks (cost: $151,086,535)                212,248,143
                                                           ----------
CONVERTIBLE PREFERRED STOCKS - 5.75%
  Chemicals - .48%
   Monsanto Co.......................        26,500         1,298,500
  Computer Software - 4.35%
   Microsoft Corp. (b)...............       120,000        11,730,000
  Insurance - .30%
   Merrill Lynch-Sun America
   STRYPES...........................        11,000           819,500
  Leisure & Entertainment - .62%
   Premier Parks, Inc................        28,000         1,659,000
                                                           ----------
  Total Convertible Preferred Stocks (cost:
   $14,412,011)                                            15,507,000
                                                           ----------
CONVERTIBLE BONDS - 2.85%
  Computer Hardware - 1.39%
   EMC Corp., 3.25% due 03/15/02
   (a)...............................  $  1,000,000         3,737,500

Atlas Growth and Income Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------      ------------
  Specialty Retailing - 1.46%
   Home Depot, Inc., 3.25% due
   10/01/01..........................  $  1,500,000      $  3,952,500
                                                           ----------
  Total Convertible Bonds (cost: $2,756,752)                7,690,000
                                                           ----------
UNITED STATES TREASURY NOTES - 4.68%
   6.25% due 3/31/99.................  $  1,500,000         1,505,625
   6% due 08/15/00...................  $    500,000           510,313
   5.75% due 11/15/00................  $  2,000,000         2,038,750
   6% due 07/31/02...................  $    500,000           521,094
   5.875% due 09/30/02...............  $  1,000,000         1,039,688
   5.625% due 12/31/02...............  $  2,000,000         2,065,626
   6.50% due 05/15/05................  $    500,000           547,969
   5.875% due 11/15/05...............  $  2,000,000         2,133,750
   6.125% due 08/15/07...............  $  1,000,000         1,092,813
   6.375% due 08/15/27...............  $  1,000,000         1,150,000
                                                           ----------
  Total United States Treasury Notes (cost:
   $11,955,244)                                            12,605,628
                                                           ----------
SHORT-TERM SECURITIES - 8.03%
  Triparty Repurchase Agreement dated
   December 31, 1998 with Prudential
   Securities, Inc., effective yield
   of 3.95%, due January 4, 1999,
   collateralized by FHLMC, 6.13%,
   February 1, 2037 with a value of
   $18,312,806 and by FNMA, 6.15%,
   February 1, 2035 with a value of
   $3,773,636........................  $ 21,652,873        21,652,873
                                                           ----------
  Total Short-Term Securities (cost: $21,652,873)          21,652,873
                                                           ----------
TOTAL SECURITIES (COST: $201,863,415) - 100.05%           269,703,644
OTHER ASSETS AND LIABILITIES, NET - (0.05)%                  (147,157)
                                                           ----------
NET ASSETS - 100.00%                                     $269,556,487
                                                           ----------
                                                           ----------

Atlas Strategic Growth Fund
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                        ----------        ----------
COMMON STOCKS - 83.21%
  Air Travel - 2.96%
   AMR Corp..........................        20,600      $  1,223,125
   Delta Air Lines, Inc..............        25,600         1,331,200
  Apparel & Textiles - 7.59%
   Dillard's, Inc., Cl. A (b)........        38,000         1,078,250
   Federated Department Stores, Inc.
   (b)...............................        35,700         1,555,181
   Fruit of the Loom, Inc. (b).......        86,200         1,190,638
   TJX Companies, Inc................        72,900         2,114,100
   VF Corp...........................        13,000           609,375
  Automotive - 3.16%
   Navistar International Corp.
   (b)...............................        58,600         1,670,100
   Paccar, Inc.......................        25,800         1,054,575
  Broadcast, Radio & TV - .44%
   Fox Entertainment Group, Inc......        15,200           382,850
  Building Materials - 2.62%
   Cincinnati Milacron, Inc..........        47,500           914,375
   Owens Corning.....................        37,900         1,343,081

      The accompanying notes are an integral part of these financial statements.

 -------------------------------------------------------------------------------

Atlas Strategic Growth Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                        ----------        ----------
  Computer Hardware - 11.05%
   Apple Computer, Inc. (b)..........        42,500      $  1,739,844
   Dell Computer Corp. (b)...........        22,300         1,632,081
   Seagate Technology, Inc. (b)......        45,900         1,388,475
   Sun Microsystems, Inc. (b)........        27,500         2,354,688
   Unisys Corp. (b)..................        70,200         2,417,512
  Construction Services - 1.47%
   Fluor Corp........................        29,800         1,268,363
  Consumer Goods & Services - 4.28%
   Cendant Corp. (b).................        33,600           640,500
   Eastman Kodak Co..................        18,700         1,346,400
   Maytag Corp.......................        27,400         1,705,650
  Drugs & Health Care - .85%
   United HealthCare Corp............        17,000           732,063
  Electrical Utilities - 1.48%
   Niagara Mohawk Power Corp.........        79,400         1,280,325
  Electronics - 1.64%
   Advanced Micro Devices, Inc.
   (b)...............................        49,000         1,417,938
  Financial Services - 6.55%
   Capital One Financial Corp........        12,000         1,380,000
   Countrywide Credit Industries,
   Inc...............................        27,700         1,390,194
   Federal Home Loan Mortgage
   Corp..............................        23,500         1,514,281
   Federal National Mortgage
   Association.......................        18,400         1,361,600
  Food Wholesalers - 1.83%
   SuperValu, Inc....................        56,400         1,579,200
  Health Care/Supplies &
   Services - 5.06%
   Amgen, Inc........................        20,200         2,112,161
   Humana, Inc.......................        71,500         1,273,594
   Shared Medical Systems Corp.......        19,600           977,550
  Homebuilders/Real Estate - 7.19%
   Centex Corp.......................        40,700         1,834,044
   Fleetwood Enterprises, Inc........        35,600         1,237,100
   Kaufman & Broad Home Corp.........        55,400         1,592,750
   Pulte Corp........................        55,200         1,535,250
  Insurance - 6.38%
   Allstate Corp.....................        31,000         1,197,374
   American General..................        20,300         1,583,400
   Conseco, Inc......................        44,500         1,360,030
   MBIA, Inc.........................        11,400           747,413
   MGIC Investment Corp..............        15,400           613,115
  Leisure & Entertainment - 1.20%
   Harrah's Entertainment, Inc.
   (b)...............................        66,100         1,036,944
  Manufacturing - 4.26%
   Ball Corp.........................        20,900           956,175
   Ingersoll-Rand Co.................        26,800         1,257,925
   Louisiana-Pacific Corp............        79,800         1,461,338
  Mining/Precious Metals - 1.24%
   Placer Dome, Inc..................        93,100         1,070,650
  Retail Trade - 7.48%
   Costco Companies, Inc. (b)........        21,500         1,552,030
   Dayton Hudson Corp................        36,300         1,969,275
   Kmart Corp........................       108,800         1,666,000
   Nordstrom, Inc....................        36,400         1,262,625
  Specialty Retailing - 1.56%
   Autozone, Inc. (b)................        40,800         1,343,850
  Steel - .94%
   USX-U.S. Steel Group, Inc.........        35,300           811,900
  Telecommunications - 1.98%
   AirTouch Communications, Inc.
   (b)...............................        23,700         1,709,363
                                                           ----------
  Total Common Stocks (cost: $61,051,044)                  71,777,820
                                                           ----------

Atlas Strategic Growth Fund (continued)
---------------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------      ------------
SHORT-TERM SECURITIES - 16.92%
  Triparty Repurchase Agreement dated
   December 31, 1998 with Prudential
   Securities, Inc., effective yield
   of 3.95%, due January 4, 1999,
   collateralized by FNMA, 6.15%,
   June 1, 2024 with a value of
   $14,881,866.......................  $ 14,589,829      $ 14,589,829
                                                           ----------
  Total Short-Term Securities (cost: $14,589,829)          14,589,829
                                                           ----------
TOTAL SECURITIES (COST: $75,640,873) - 100.13%             86,367,649
OTHER ASSETS AND LIABILITIES, NET - (.13)%                   (114,580)
                                                           ----------
NET ASSETS - 100.00%                                     $ 86,253,069
                                                           ----------
                                                           ----------

Atlas Global Growth Fund
----------------------------------------------------------------------
                                        shares, units
                                           or face            value
                                         amount (i)         (note 1)
                                        -------------      -----------
COMMON STOCKS - 98.66%
  Automotive - 4.64%
   Autoliv, Inc. .....................         8,100       $   290,114
   Porsche AG, Preference.............           320           729,695
   Volkswagen AG......................        12,000           954,124
  Banks - 8.25%
   Banco Bradesco SA, Preference......    37,262,845           204,946
   Banco Espirito Santo e Comercial de
   Lisboa (b).........................        10,950           340,008
   Banco Frances del Rio de la Plata
   SA, Sponsored ADR..................        10,000           207,500
   Credito Italiano SPA...............       114,500           674,896
   Industrial Credit & Investment
   Corp. of India, Ltd. GDR (a).......        18,500           102,414
   Istituto Bancario San Paolo di
   Torino.............................        20,000           352,872
   National Westminster Bank PLC......        24,700           478,004
   Uniao de Bancos Brasileiros SA,
   Sponsored GDR......................        16,000           231,000
   Union Bank of Switzerland..........         3,000           920,393
  Broadcast, Radio & TV - 12.18%
   Canal Plus.........................         7,000         1,908,636
   Carlton Communications PLC.........       100,000           921,938
   Grupo Televisa SA, Sponsored GDR
   (b)................................        12,500           308,594
   ProSieben Media AG.................         2,760           127,529
   Television Broadcast, Ltd. (b).....       120,000           309,801
   Television Francaise...............         2,000           355,802
   Telewest Communications PLC (b)....       435,774         1,252,323
  Computer Hardware - 3.30%
   Cisco Systems, Inc. (b)............         3,375           313,242
   International Business Machines
   Corp. .............................         2,200           406,450
   Sun Microsystems, Inc. (b).........         8,000           685,000
  Computer Software - 3.14%
   Cap Gemini Sogeti SA...............         5,410           867,651
   Microsoft Corp. (b)................         2,000           277,375
   Nintendo Corp., Ltd. ..............         2,000           192,639

Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Global Growth Fund (continued)
----------------------------------------------------------------------
                                        shares, units
                                           or face            value
                                         amount (i)         (note 1)
                                        -------------      -----------
  Conglomerate - 3.05%
   Bombadier Inc., Cl. B..............        29,800       $   426,840
   Kinnevik AB, Cl. B.................        15,000           350,780
   Vivendi............................         2,000           518,505
  Consumer Goods & Services - 1.60%
   Granada Group PLC..................        21,200           380,689
   Service Corporation
   International......................         7,900           300,694
  Diversified Financial - 2.47%
   American Express Co. ..............         2,000           204,500
   Associates First Capital Corp. ....        10,000           423,750
   National Mutual Asia, Ltd. ........       565,000           423,008
  Drugs & Health Care - 11.18%
   Agouron Pharmaceuticals, Inc.
   (b)................................         1,500            88,125
   Amgen, Inc. (b)....................         3,000           313,688
   BioChem Pharma, Inc. (b)...........         6,200           177,475
   Elan Corp. PLC Sponsored ADR (b)...         3,000           208,688
   Fresenius AG, Preference...........         3,900           821,447
   Fresenius Medical Care.............         6,200           437,157
   Genset, Sponsored ADR (b)..........        22,500           621,563
   Genzyme Corp. - General Division
   (b)................................         5,000           248,750
   Gilead Sciences, Inc. (b)..........         8,100           332,606
   Glaxo Wellcome PLC, Sponsored
   ADR................................         5,000           347,500
   Incyte Pharmaceuticals, Inc. (b)...         3,700           138,288
   Millenium Pharmaceuticals, Inc.
   (b)................................         5,000           129,375
   Pfizer, Inc. ......................         3,000           376,313
   Pliva D. D. GDR (a)(b).............        15,000           249,000
   Quintiles Transnational Corp.
   (b)................................         5,000           266,875
  Electronics - 5.96%
   Advanced Micro Devices, Inc. (b)...        25,000           723,438
   General Instrument Corp. (b).......        20,000           678,750
   Koninklijke Philips Electronics
   N.V................................         5,000           335,285
   Lernout & Hauspie Speech Products
   N.V. (b)...........................         6,000           195,750
   National Semiconductor Corp. (b)...        35,000           472,500
   SGS-Thomson Microelectronics N.V.
   (b)................................         1,700           132,706
  Energy Services & Producers - .21%
   Transocean Offshore, Inc. .........         3,400            91,163
  Environmental Management - 1.86%
   Rentokil Initial PLC...............       105,000           791,555
  Financial Services - 2.88%
   Allianz AG.........................         1,000           366,648
   Federal National Mortgage
   Association........................         5,000           370,000
   Merrill Lynch & Co. ...............           700            46,725
   Morgan Stanley Dean Witter &
   Co. ...............................           700            49,700
   Nichiei Co., Ltd. .................         5,000           393,231
  Food & Beverages - 3.82%
   Cadbury Schweppes PLC..............        60,000         1,026,591
   Companhia Cervejaria Brahma,
   Preference.........................       272,000           117,069
   Cresud SA, Sponsored ADR...........         5,338            64,056
   Dairy Farm International Holdings,
   Ltd. ..............................       364,458           419,127
  Homebuilders/Real Estate - .78%
   Brazil Realty SA GDR (a)...........         3,000            37,742
   IRSA Inversiones y Representaciones
   SA.................................        50,890           139,567
   Solidere GDR.......................        15,000           152,625
  Hotel/Gaming - .80%
   International Game Technology......        14,100           342,806

Atlas Global Growth Fund (continued)
----------------------------------------------------------------------
                                        shares, units
                                           or face            value
                                         amount (i)         (note 1)
                                        -------------      -----------
  Industrial Manufacturing - .40%
   International Flavors & Fragrances,
   Inc. ..............................         3,900       $   172,331
  Industrial Materials - 1.22%
   Hanson PLC.........................        65,200           518,790
  Industrial Services - 2.44%
   Adecco SA..........................           412           187,804
   Brisa-Auto Estradas de Portugal SA
   (b)................................         4,800           282,676
   McDermott International, Inc. .....        10,000           246,875
   WPP Group PLC......................        52,900           320,737
  Insurance - 1.14%
   American International Group,
   Inc. ..............................         1,650           159,431
   Chubb Corp. .......................         5,000           324,375
  Leisure & Entertainment - .50%
   Corporacion Interamericana de
   Entretenimiento SA, Cl. B (b)......        62,436           171,576
   Corporacion Interamericana de
   Entretenimiento SA, Cl. L (b)......         8,324            16,820
   Resorts World Berhad (g)...........        21,000            24,205
  Manufacturing - 3.99%
   Bic Corp. .........................        11,000           609,691
   Olivetti SPA.......................       200,000           696,252
   Rolls-Royce PLC....................        92,900           387,345
  Metals Mining - .06%
   Minerals Technologies, Inc. .......           600            24,563
  Oil & Gas - .15%
   British Petroleum Co. PLC ADR......         4,242            63,278
  Printing, Publishing & Allied Products - .64%
   Singapore Press Holdings, Ltd. ....        25,000           272,562
  Retail Trade - 3.01%
   Credit Saison Co., Ltd. ...........        15,000           369,151
   Dixons Group PLC...................        30,000           423,593
   Sonae Investimentos-SGPS SA........        10,000           486,361
  Specialty Retailing - 2.45%
   Best Buy Co., Inc. ................         2,600           159,575
   Circuit City Stores................         7,700           384,519
   Wella AG, Preference...............           600           500,465
  Supermarkets - 1.06%
   Carrefour Supermarche SA...........           600           452,601
  Telecommunications - 12.48%
   AT&T Corp. ........................        10,000           752,500
   Cable & Wireless Communications PLC
   (b)................................        20,000           182,394
   Energis PLC (b)....................        50,000         1,112,971
   Ericsson LM, Cl. B.................        12,200           289,806
   Hellenic Telecommunication
   Organization SA....................        16,666           440,647
   Lucent Technologies, Inc. .........         1,000           110,000
   MCI Worldcom, Inc. (b).............        16,200         1,162,350
   QUALCOMM, Inc. (b).................         8,000           414,500
   Scientific-Atlanta, Inc. ..........        17,400           396,938
   SK Telecom Co., Ltd. ..............           618           345,731
   Societe Europeenne de Communication
   SA, Cl. A (b)......................           600            11,175
   Societe Europeenne de Communication
   SA, Cl. B (b)......................         5,400            95,175
  Telephone Utilities - 1.73%
   Telecom Italia SPA.................       100,000           736,892

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Global Growth Fund (continued)
----------------------------------------------------------------------
                                        shares, units
                                           or face            value
                                         amount (i)         (note 1)
                                        -------------      -----------
  Toys - 1.27%
   Hasbro, Inc. ......................        15,000       $   541,875
                                                             ---------
  Total Common Stocks (cost: $32,903,296)                   41,994,126
                                                             ---------
RIGHTS, WARRANTS AND CERTIFICATES - 0.00%
  Banco Bradesco SA, Preference,
   Warrants Exp. 02/99................     1,544,512               894
                                                             ---------
  Total Rights, Warrants and Certificates (cost: $0)               894
                                                             ---------
SHORT-TERM SECURITIES - .61%
  Triparty Repurchase Agreement dated
   December 31, 1998 with Prudential
   Securities, Inc., effective yield
   of 3.95%, due January 4, 1999,
   collateralized by FNMA, 6.15%,
   February 1, 2031 with a value of
   $267,151...........................   $   261,625           261,625
                                                             ---------
  Total Short-Term Securities (cost: $261,625)                 261,625
                                                             ---------
TOTAL SECURITIES (COST: $33,164,921) - 99.27%               42,256,645
OTHER ASSETS AND LIABILITIES, NET - .73%                       308,728
                                                             ---------
NET ASSETS - 100.00%                                       $42,565,373
                                                             ---------
                                                             ---------

Atlas Emerging Growth Fund
----------------------------------------------------------------------
                                          shares or           value
                                         face amount        (note 1)
                                         ----------         ---------



COMMON STOCKS - 85.53%
  Apparel & Textiles - 1.58%
   Cutter & Buck, Inc. (b)............         8,000       $   298,000
  Computer Hardware - 1.91%
   Network Appliance, Inc. (b)........         8,000           360,000
  Computer Software - 16.29%
   Acxiom Corp. (b)...................        10,000           310,000
   Aspen Technologies, Inc. (b).......        11,800           171,100
   Concord Communications, Inc. ......         6,000           340,500
   Documentum, Inc. (b)...............         8,000           427,500
   Engineering Animation, Inc. (b)....         4,400           237,600
   Medical Manager Corp. (b)..........         7,000           219,625
   New Era of Networks, Inc. (b)......         5,000           220,000
   Phoenix International Ltd., Inc.
   (b)................................        10,000           147,500
   Saville Systems PLC ADR (b)........         5,000            95,000
   Software AG Systems, Inc. (b)......        12,000           217,500
   Veritas Software Corp. (b).........         4,000           239,750
   Visio Corp. (b)....................        12,000           438,750
  Consumer Goods & Services - 14.80%
   Advance Paradigm, Inc. (b).........         8,000           280,000
   Boron Lepore & Associates, Inc.
   (b)................................         8,000           276,000
   Cornell Corrections, Inc. (b)......        15,000           285,000
   CORT Business Services Corp. (b)...        10,000           242,500
   Getty Images, Inc. (b).............        15,000           257,813

Atlas Emerging Growth Fund (continued)
--------------------------------------------------------------------
                                         shares or          value
                                        face amount       (note 1)
                                        -----------      -----------
   Group Maintenance America Corp.
   (b)................................      20,000       $   242,500
   Maximus, Inc. .....................      10,000           370,000
   Renters Choice, Inc. (b)...........       8,000           254,000
   Service Experts, Inc. (b)..........       8,000           234,000
   U.S. Foodservice, Inc. (b).........       7,000           343,000
  Diversified Media - 1.18%
   Penton Media, Inc. ................      11,000           222,750
  Drugs & Health Care - 4.06%
   Kendle International, Inc. (b).....       5,000           116,875
   Pharmaceutical Product Development,
   Inc. (b)...........................      10,000           300,625
   Renal Care Group, Inc. (b).........      12,000           345,750
  Education - 5.08%
   Education Management Corp. (b).....      20,000           472,500
   ITT Educational Services, Inc.
   (b)................................       8,000           272,000
   Strayer Education, Inc. ...........       6,000           211,500
  Electronics - 2.81%
   Pittway Corp., Cl. A...............      16,000           529,000
  Energy Services & Producers - 1.22%
   Core Laboratories N.V. (b).........      12,000           229,500
  Environmental Management - 5.08%
   Casella Waste Systems, Inc., Cl. A
   (b)................................      15,000           556,875
   Eastern Environmental (b)..........       8,000           237,000
   Stericycle, Inc. ..................      10,000           161,250
  Financial Services - 2.55%
   Investors Financial Services
   Corp. .............................       8,000           477,000
  Health Care/Supplies &
   Services - 8.13%
   Covance, Inc. (b)..................      10,000           291,250
   Hanger Orthopedic Group, Inc. .....      12,000           270,000
   Serologicals Corp. (b).............      19,500           585,000
   Ventana Medical Systems, Inc.
   (b)................................       6,000           129,750
   VWR Scientific Products Corp.
   (b)................................      14,600           253,675
  Home Builders/Real Estate - 1.06%
   Fairfield Communities, Inc. (b)....      18,000           199,125
  Industrial Manufacturing - 1.12%
   Applied Power, Inc., Cl. A.........       5,600           211,400
  Industrial Services - 3.71%
   Metzler Group, Inc. (b)............       7,500           365,156
   U.S. Rental, Inc. (b)..............       6,737           223,163
   West Teleservices Corp. (b)........      11,200           109,200
  Insurance - 1.43%
   Annuity and Life Re (Holdings),
   Ltd. ..............................      10,000           270,000
  Leisure & Entertainment - 2.70%
   Cinar Films, Inc. (b)..............      20,000           507,500
  Oil & Gas - .44%
   Cross Timbers Oil Co. .............      11,000            82,500
  Retail Trade - 5.27%
   Handleman Co. .....................      20,000           281,250
   O'Reilly Automotive, Inc. (b)......       6,000           283,500
   School Specialty, Inc. (b).........      20,000           427,500
  Specialty Retailing - 3.30%
   Linens 'n Things, Inc. (b).........       7,000           277,374
   Zebra Technologies Corp., Cl. A....      12,000           345,000
  Telecommunications - 1.81%
   Aware, Inc. (b)....................      10,000           271,875
   Intermedia Communications, Inc.
   (b)................................       4,000            69,000
                                                           ---------
  Total Common Stocks (cost: $13,477,337)                 16,093,481
                                                           ---------


Statements of Investments in Securities and Net Assets         December 31, 1998
--------------------------------------------------------------------------------

Atlas Emerging Growth Fund (continued)
--------------------------------------------------------------------
                                         shares or          value
                                        face amount       (note 1)
                                        -----------      -----------
SHORT-TERM SECURITIES - 13.76%
  Triparty Repurchase Agreement dated
   December 31, 1998 with Prudential
   Securities, Inc., effective yield
   of 3.95%, due January 4, 1999,
   collateralized by FHLMC, 7.77%,
   October 1, 2026 with a value of
   $2,640,860.........................  $2,589,039       $ 2,589,039
                                                           ---------
  Total Short-Term Securities (cost: $2,589,039)           2,589,039
                                                           ---------
TOTAL SECURITIES (COST: $16,066,376) - 99.29%             18,682,520
OTHER ASSETS AND LIABILITIES, NET - .71%                     134,187
                                                           ---------
NET ASSETS - 100.00%                                     $18,816,707
                                                           ---------
                                                           ---------

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the year the value of these securities amounted to $2,190,586 or 2.22% of net assets in the Balanced Fund, $3,737,500 or 1.39% of net assets in the Growth and Income Fund, $3,403,315 or 4.63% of net assets in the Strategic Income Fund, and $389,156 or 0.91% of net assets in the Global Growth Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) Identifies issues considered to be illiquid - See Note 12 to Financial Statements.
(g) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(h) Interest or dividend is paid in kind.
(i) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    AUD - Australian Dollar        GBP - British Pound Sterling
    ARP - Argentine Peso           GRD - Greek Drachma
    CAD - Canadian Dollar          HUF - Hungarian Forint
    DEM - German Deutsche Mark     ITL - Italian Lira
    DKK - Danish Krone             JPY - Japanese Yen
    ECU - European Currency Unit   MXP - Mexican Peso
    ESP - Spanish Peseta           NZD - New Zealand Dollar
    FIM - Finnish Markka           PLZ - Polish Zloty
    FRF - French Franc             RUR - Russian Ruble

(k) A sufficient amount of liquid securities has been designated to cover outstanding written options, as follows:

                                                        CONTRACTS/FACE      EXPIRATION    EXERCISE        PREMIUM    MARKET VALUE
                                                      SUBJECT TO CALL/PUT      DATE        PRICE          RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund:
-------------------
Japanese Yen Call Option                                  35,571,200         1/12/99       111.16JPY      $ 2,707      $ 5,585
Mexican Peso Call Option                                   3,400,000          2/9/99        9.92MXP         2,372        3,362
U.S. Treasury Bonds, 6.125% due 11/15/27 Call Option             600         2/18/99     $ 121.52           1,406        2,156
                                                                                                           -------------------
                                                                                                          $ 6,485      $11,103
                                                                                                           -------------------
                                                                                                           -------------------

(l) Securities with an aggregate market value of $255,363 are held in collateralized accounts to cover initial margin requirements on open futures purchase contracts. See Note 10 of Notes to Financial Statements.
(m) A sufficient amount of securities has been designated to cover outstanding forward currency exchange contracts. See Note 9 of Notes to Financial Statements.

ACES = Automatic Common Exchange Securities
ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
BIG = Bond Investors Guarantee
COP = Certificate of Participation
DECS = Debt Exchangeable for Common Stock
ELKS = Equity-Linked Security Valuation
FGIC = Financial Guarantee Insurance Corporation
FLIRBs = Front Loaded Interest Reduction Bonds
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
LYONS = Liquid Yield Option Notes
MBIA = Municipal Bond Investors Assurance
MIPS = Monthly Income Preferred Shares
PIES = Premium Income Equity Securities
PRIDES = Provisionally Redeemable Income Debt Exchangeable for Stock STRYPES = Structured Yield Product Exchangeable for Stock

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

Statements of Assets and Liabilities                           December 31, 1998
--------------------------------------------------------------------------------

                                 Money Funds                                                     Bond Funds
                                 ------------------------------------------------------------------------------------------------
                                                        California            National            California           National
                                 U.S. Treasury          Municipal            Municipal            Municipal            Municipal
                                  Money Fund            Money Fund           Money Fund           Bond Fund            Bond Fund
                                 ------------------------------------------------------------------------------------------------
ASSETS:
  Investment in securities,
    at identified cost.......    $ 58,786,862          $ 40,310,990         $  5,345,811         $200,974,963         $60,587,749
                                  -----------            ----------           ----------           ----------           ---------
                                  -----------            ----------           ----------           ----------           ---------
  Investment in securities,
    at value.................    $ 58,786,862          $ 40,310,990         $  5,345,811         $216,871,102         $65,139,499
  Cash.......................             160                88,629               83,902               32,242               4,739
  Receivables:
    Securities sold..........               0                     0                    0                    0                   0
    Fund's shares sold.......         128,049                 9,045               10,000              166,402                   0
    Interest and dividends...               0               215,131               32,478            3,655,839             897,783
    Other....................               0                     0                    0                    0                   0
  Deferred organization
    costs....................             359                     0                    0                  359                 359
                                  -----------            ----------           ----------           ----------           ---------
  Total assets...............      58,915,430            40,623,795            5,472,191          220,725,944          66,042,380
                                  -----------            ----------           ----------           ----------           ---------
LIABILITIES:
  Payables:
    Securities purchased.....               0                     0                    0                    0                   0
    Fund's shares redeemed...         152,525               114,212                3,749               11,000              29,000
    Dividends................           7,567                 3,180                  843              539,780             137,170
  Accrued expenses...........          28,011                22,917                3,103              254,630              74,667
  Other liabilities..........               0                     0                    0                    0                   0
  Unrealized depreciation on
    forward foreign currency
    exchange contracts.......               0                     0                    0                    0                   0
  Variation margin on futures
    contracts................               0                     0                    0                    0                   0
  Options written, at value
    (premiums received
    $6,485)..................               0                     0                    0                    0                   0
                                  -----------            ----------           ----------           ----------           ---------
  Total liabilities..........         188,103               140,309                7,695              805,410             240,837
                                  -----------            ----------           ----------           ----------           ---------
NET ASSETS...................    $ 58,727,327          $ 40,483,486         $  5,464,496         $219,920,534         $65,801,543
                                  -----------            ----------           ----------           ----------           ---------
                                  -----------            ----------           ----------           ----------           ---------
NET ASSETS CONSIST OF:
  Net unrealized appreciation
  (depreciation).............    $          0          $          0         $          0         $ 15,896,139         $ 4,551,750
  Accumulated net realized
    gain (loss)..............         (24,144)                  (85)                (377)               6,582              25,715
  Undistributed net
    investment income
    (loss)...................               0                     0                    0                    0                   0
  Paid in capital............      58,751,471            40,483,571            5,464,873          204,017,813          61,224,078
                                  -----------            ----------           ----------           ----------           ---------
NET ASSETS...................    $ 58,727,327          $ 40,483,486         $  5,464,496         $219,920,534         $65,801,543
                                  -----------            ----------           ----------           ----------           ---------
                                  -----------            ----------           ----------           ----------           ---------
NET ASSET VALUE PER SHARE:
  Class A
    Net Assets...............    $ 58,185,570          $ 40,483,486         $  5,464,496         $211,937,668         $62,557,992
    Shares outstanding.......      58,209,648            40,483,571            5,464,873           18,447,655           5,412,490
    Net asset value per share
    and maximum offering
    price....................    $       1.00          $       1.00         $       1.00         $      11.49         $     11.56
  Class B
    Net Assets...............    $    541,757                    NA                   NA         $  7,982,866         $ 3,243,551
    Shares outstanding.......         541,823                    NA                   NA              694,443             280,477
    Net asset value per share
    and maximum offering
    price....................    $       1.00                    NA                   NA         $      11.50         $     11.56
CAPITAL SHARES AUTHORIZED:...     125,000,000           350,000,000          130,000,000           50,000,000          20,000,000
                                  -----------            ----------           ----------           ----------           ---------
                                  -----------            ----------           ----------           ----------           ---------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                Stock Funds
----------------------------------------------------------------------------------------------------
U.S. Government    Strategic                   Growth and     Strategic      Global      Emerging
 and Mortgage       Income       Balanced        Income        Growth        Growth      Growth
Securities Fund      Fund          Fund           Fund          Fund          Fund       Fund
----------------------------------------------------------------------------------------------------
 $220,206,188     $74,140,646   $87,348,353   $201,863,415   $75,640,873   $33,164,921   $16,066,376
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 $224,304,742     $72,413,480   $98,109,249   $269,703,644   $86,367,649   $42,256,645   $18,682,520
          212               0             0              0             0           619             0
            0          25,307             0            500             0       324,141       156,659
      362,750          46,000       362,630        374,297        50,922        23,933        23,926
    1,325,554       1,470,879       524,200        378,537        83,767        67,719         2,052
       23,617               0             0              0             0             0             0
          359               0           359            359           359             0             0
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
  226,017,234      73,955,666    98,996,438    270,457,337    86,502,697    42,673,057    18,865,157
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
    2,009,382           3,957             0              0             0             0             0
      223,197          48,482       201,022        245,459        92,422        38,605        25,387
      376,141         232,749       103,129        352,291        54,809         4,575             0
      260,680          63,933       122,689        303,100       102,397        62,520        23,063
            0          10,776             0              0             0             0             0
            0           2,502             0              0             0         1,984             0
            0           2,406             0              0             0             0             0
            0          11,103             0              0             0             0             0
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
    2,869,400         375,908       426,840        900,850       249,628       107,684        48,450
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 $223,147,834     $73,579,758   $98,569,598   $269,556,487   $86,253,069   $42,565,373   $18,816,707
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 $  4,098,554     $(1,791,396)  $10,760,597   $ 67,840,229   $10,726,776   $ 9,092,999   $ 2,616,144
  (14,633,974)       (493,368)          669      1,068,952      (536,796)     (747,067)   (1,335,981)
            0          24,233           167            (15)       (1,166)       (3,868)     (165,693)
  233,683,254      75,840,289    87,808,165    200,647,321    76,064,255    34,223,309    17,702,237
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 $223,147,834     $73,579,758   $98,569,598   $269,556,487   $86,253,069   $42,565,373   $18,816,707
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 $216,343,918     $66,374,727   $88,430,157   $248,605,519   $73,625,643   $36,548,582   $16,747,063
   21,280,394      13,340,615     6,111,090     11,260,116     4,303,683     2,510,647     1,217,604
 $      10.17     $      4.98   $     14.47   $      22.08   $     17.11   $     14.56   $     13.75
 $  6,803,916     $ 7,205,031   $10,139,441   $ 20,950,968   $12,627,426   $ 6,016,791   $ 2,069,644
      669,203       1,450,459       703,654        952,607       746,658       420,184       152,221
 $      10.17     $      4.97   $     14.41   $      21.99   $     16.91   $     14.32   $     13.60
   50,000,000      50,000,000    20,000,000     20,000,000    10,000,000    15,000,000    15,000,000
 ------------       ---------     ---------     ----------     ---------     ---------     ---------
 ------------       ---------     ---------     ----------     ---------     ---------     ---------

Statements of Operations                    For the year ended December 31, 1998
--------------------------------------------------------------------------------

                                       Money Funds                                                 Bond Funds
                                       ------------------------------------------------------------------------------------------
                                                             California          National          California           National
                                       U.S. Treasury         Municipal          Municipal           Municipal          Municipal
                                        Money Fund           Money Fund         Money Fund          Bond Fund          Bond Fund
                                       ------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest.......................     $2,998,327           $1,417,180          $205,116          $11,375,139         $3,461,487
    Dividends......................              0                    0                 0                    0                  0
                                        ----------             --------          --------            ---------           --------
  Total income.....................      2,998,327            1,417,180           205,116           11,375,139          3,461,487
                                        ----------             --------          --------            ---------           --------
  Expenses:
    Management fees................        294,022              214,804            28,668            1,162,824            350,922
    Distribution fees:
      Class A......................        146,245              107,402            14,334              508,551            151,516
      Class B......................          2,298                    0                 0               60,017             23,981
    Transfer agency fees and
      expenses.....................        111,898               29,619             8,314              129,467             60,453
    Custodian fees and expenses....         36,356               37,938            11,318              134,432             47,782
    Directors' fees................          3,189                2,338               310               11,448              3,462
    Registration fees..............          1,463                2,040             1,023                3,575              1,968
    Accounting and legal fees......         14,652               13,290            12,535               17,737             14,753
    Reports to shareholders........          6,167                1,963               477                8,088              3,104
    Other..........................          4,418                2,803               346               12,782              4,162
                                        ----------             --------          --------            ---------           --------
      Total expenses...............        620,708              412,197            77,325            2,048,921            662,103
    Management fees waived.........       (103,445)             (25,425)          (23,849)                   0                  0
    Distribution fees waived on
      Class A......................       (146,245)            (107,402)          (14,334)                   0                  0
    Expense reimbursement:
      Class A......................              0                    0              (738)                   0                  0
      Class B......................        (15,833)                  NA                NA              (14,624)           (15,240)
                                        ----------             --------          --------            ---------           --------
  Net expenses.....................        355,185              279,370            38,404            2,034,297            646,863
                                        ----------             --------          --------            ---------           --------
  Net investment income (loss).....      2,643,142            1,137,810           166,712            9,340,842          2,814,624
                                        ----------             --------          --------            ---------           --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY:
  Realized gain (loss) from:
    Security transactions
    (including premiums on options
    exercised).....................         (4,012)                   0                 0            1,982,806            613,677
    Gain (loss) on closing of
    future contracts...............              0                    0                 0                    0                  0
    Gain on closing and expiration
    of options written.............              0                    0                 0                    0                  0
    Gain (loss) on foreign currency
    transactions...................              0                    0                 0                    0                  0
                                        ----------             --------          --------            ---------           --------
  Net realized gain (loss) on
  investments and foreign
  currency.........................         (4,012)                   0                 0            1,982,806            613,677
                                        ----------             --------          --------            ---------           --------
  Net change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency.........................              0                    0                 0              834,361             71,742
                                        ----------             --------          --------            ---------           --------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency.........................         (4,012)                   0                 0            2,817,167            685,419
                                        ----------             --------          --------            ---------           --------
  Net increase in net assets
  resulting from operations........     $2,639,130           $1,137,810          $166,712          $12,158,009         $3,500,043
                                        ----------             --------          --------            ---------           --------
                                        ----------             --------          --------            ---------           --------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                   Stock Funds
----------------------------------------------------------------------------------------------------
U.S. Government       Strategic                  Growth and    Strategic      Global      Emerging
 and Mortgage           Income      Balanced       Income        Growth       Growth       Growth
Securities Fund          Fund         Fund          Fund          Fund         Fund         Fund
----------------------------------------------------------------------------------------------------
  $15,169,760         $5,277,742   $2,173,271   $ 1,600,949    $  807,632   $  132,960   $   125,425
            0            105,765    1,436,855     2,424,811       589,488      507,286        10,425
  -----------           --------     --------    ----------      --------     --------     ---------
   15,169,760          5,383,507    3,610,126     4,025,760     1,397,120      640,246       135,850
  -----------           --------     --------    ----------      --------     --------     ---------
    1,155,286            488,097      568,616     1,446,160       578,567      325,640       134,141
      507,759            143,452      178,217       512,797       174,537       87,128        36,585
       52,113             57,740       74,580       144,309        96,283       43,904        16,003
      224,418             75,870       87,083       185,950        92,913       57,069        45,309
      200,650            126,353       52,554       128,352        49,635      124,214        35,259
       11,383              3,511        4,398        12,187         4,493        2,216           909
        5,175              9,282        9,761         8,744         5,225        2,913         2,929
       17,708             21,288       15,096        17,986        15,131       14,284        13,798
       14,537              5,107        8,051        18,700         9,962        5,422         3,741
       12,332              4,082        4,683        13,374         5,801        2,632           139
  -----------           --------     --------    ----------      --------     --------     ---------
    2,201,361            934,782    1,003,039     2,488,559     1,032,547      665,422       288,813
            0           (202,922)           0             0             0            0          (591)
            0           (143,452)           0             0             0       (1,184)      (13,824)
            0                  0            0             0             0            0             0
            0                  0            0             0             0            0             0
      (13,749)           (10,534)      (9,243)       (9,133)       (5,493)     (10,228)      (11,501)
  -----------           --------     --------    ----------      --------     --------     ---------
    2,187,612            577,874      993,796     2,479,426     1,027,054      654,010       262,897
  -----------           --------     --------    ----------      --------     --------     ---------
   12,982,148          4,805,633    2,616,330     1,546,334       370,066      (13,764)     (127,047)
  -----------           --------     --------    ----------      --------     --------     ---------
      (51,560)          (592,469)   2,769,203    18,116,065     4,195,214      197,186    (1,164,001)
            0            125,234            0             0             0     (212,971)            0
            0              6,081            0         3,716             0            0             0
            0             83,020        1,469             0             0        7,622             0
  -----------           --------     --------    ----------      --------     --------     ---------
      (51,560)          (378,134)   2,770,672    18,119,781     4,195,214       (8,163)   (1,164,001)
  -----------           --------     --------    ----------      --------     --------     ---------
     (570,534)        (2,299,057)     745,373    32,400,882     2,743,649    5,151,652     1,692,655
  -----------           --------     --------    ----------      --------     --------     ---------
     (622,094)        (2,677,191)   3,516,045    50,520,663     6,938,863    5,143,489       528,654
  -----------           --------     --------    ----------      --------     --------     ---------
  $12,360,054         $2,128,442   $6,132,375   $52,066,997    $7,308,929   $5,129,725   $   401,607
  -----------           --------     --------    ----------      --------     --------     ---------
  -----------           --------     --------    ----------      --------     --------     ---------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                               Money Funds
                                               ------------------------------------------------------------------
                                                                                   California Municipal
                                               U.S. Treasury Money Fund            Money Fund
                                               ------------------------------------------------------------------
                                                 1998(1)           1997(2)           1998(1)           1997(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........      $  2,643,142      $  3,022,156      $  1,137,810      $  1,360,691
  Net realized gain (loss) on investments
  and foreign currency...................            (4,012)           (9,954)                0                 0
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................                 0                 0                 0                 0
                                                 ----------        ----------        ----------        ----------
  Net increase in net assets resulting
  from operations........................         2,639,130         3,012,202         1,137,810         1,360,691
                                                 ----------        ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A..............................        (2,632,049)       (3,016,389)       (1,137,810)       (1,360,691)
    Class B..............................           (11,093)           (5,767)               NA                NA
  Tax return of capital:
    Class A..............................                 0                 0                 0                 0
    Class B..............................                 0                 0                NA                NA
  From net realized gain:
    Class A..............................                 0                 0                 0                 0
    Class B..............................                 0                 0                NA                NA
  In excess of net realized gain on
  investments:
    Class A..............................                 0                 0                 0                 0
    Class B..............................                 0                 0                NA                NA
                                                 ----------        ----------        ----------        ----------
  Total distributions:
    Class A..............................        (2,632,049)       (3,016,389)       (1,137,810)       (1,360,691)
    Class B..............................           (11,093)           (5,767)               NA                NA
                                                 ----------        ----------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A..............................        50,707,219        68,097,818        31,054,254        35,349,812
    Class B..............................           800,236           516,184                NA                NA
  Reinvestment of distributions:
    Class A..............................         2,505,436         2,850,286         1,091,252         1,301,283
    Class B..............................            10,803             5,656                NA                NA
  Proceeds from shares issued in plan of
  reorganization:
    Class A..............................                NA                NA                NA                NA
    Class B..............................                NA                NA                NA                NA
  Cost of shares redeemed:
    Class A..............................       (55,056,160)      (76,384,832)      (36,412,745)      (29,255,049)
    Class B..............................          (433,563)         (477,242)               NA                NA
                                                 ----------        ----------        ----------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A..............................        (1,843,505)       (5,436,728)       (4,267,239)        7,396,046
    Class B..............................           377,476            44,598                NA                NA
                                                 ----------        ----------        ----------        ----------
  Net increase (decrease) in net
  assets.................................        (1,470,041)       (5,402,084)       (4,267,239)        7,396,046
NET ASSETS:
  Beginning of period....................        60,197,368        65,599,452        44,750,725        37,354,679
                                                 ----------        ----------        ----------        ----------
  End of period..........................      $ 58,727,327      $ 60,197,368      $ 40,483,486      $ 44,750,725
                                                 ----------        ----------        ----------        ----------
                                                 ----------        ----------        ----------        ----------

                                           Money Funds
                                           -----------------------------------
                                           National Municipal
                                           Money Fund
                                           -----------------------------------
                                             1998(1)          1997(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........  $   166,712      $   211,211
  Net realized gain (loss) on investments
  and foreign currency...................            0                0
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................            0                0
                                             ---------        ---------
  Net increase in net assets resulting
  from operations........................      166,712          211,211
                                             ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A..............................     (166,712)        (211,211)
    Class B..............................           NA               NA
  Tax return of capital:
    Class A..............................            0                0
    Class B..............................           NA               NA
  From net realized gain:
    Class A..............................            0                0
    Class B..............................           NA               NA
  In excess of net realized gain on
  investments:
    Class A..............................            0                0
    Class B..............................           NA               NA
                                             ---------        ---------
  Total distributions:
    Class A..............................     (166,712)        (211,211)
    Class B..............................           NA               NA
                                             ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A..............................    2,701,089        4,627,679
    Class B..............................           NA               NA
  Reinvestment of distributions:
    Class A..............................      153,899          195,422
    Class B..............................           NA               NA
  Proceeds from shares issued in plan of
  reorganization:
    Class A..............................           NA               NA
    Class B..............................           NA               NA
  Cost of shares redeemed:
    Class A..............................   (3,969,166)      (5,758,124)
    Class B..............................           NA               NA
                                             ---------        ---------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A..............................   (1,114,178)        (935,023)
    Class B..............................           NA               NA
                                             ---------        ---------
  Net increase (decrease) in net
  assets.................................   (1,114,178)        (935,023)
NET ASSETS:
  Beginning of period....................    6,578,674        7,513,697
                                             ---------        ---------
  End of period..........................  $ 5,464,496      $ 6,578,674
                                             ---------        ---------
                                             ---------        ---------

(1) For the year ended December 31, 1998.

(2) For the year ended December 31, 1997.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Bond Funds
    -------------------------------------------------------------------------------------------------------------------
                                                                                      U.S. Government and
    California Municipal Bond Fund            National Municipal Bond Fund            Mortgage Securities Fund
    -------------------------------------------------------------------------------------------------------------------
      1998(1)              1997(2)              1998(1)             1997(2)             1998(1)              1997(2)
    $  9,340,842         $  8,653,134         $ 2,814,624         $ 2,410,172         $ 12,982,148         $ 14,286,324
       1,982,806            1,474,622             613,677             398,550              (51,560)            (244,092)
         834,361            3,988,877              71,742           1,449,106             (570,534)           2,749,954
      ----------           ----------           ---------           ---------           ----------           ----------
      12,158,009           14,116,633           3,500,043           4,257,828           12,360,054           16,792,186
      ----------           ----------           ---------           ---------           ----------           ----------
      (9,025,681)          (8,385,957)         (2,689,025)         (2,307,579)         (12,586,020)         (13,901,440)
        (315,161)            (267,177)           (125,599)           (102,593)            (396,128)            (384,884)
               0                    0                   0                   0                    0                    0
               0                    0                   0                   0                    0                    0
      (1,910,671)            (685,771)           (585,693)           (351,308)                   0                    0
         (71,983)             (28,111)            (30,317)            (18,891)                   0                    0
               0                    0                   0                   0                    0                    0
               0                    0                   0                   0                    0                    0
      ----------           ----------           ---------           ---------           ----------           ----------
     (10,936,352)          (9,071,728)         (3,274,718)         (2,658,887)         (12,586,020)         (13,901,440)
        (387,144)            (295,288)           (155,916)           (121,484)            (396,128)            (384,884)
      ----------           ----------           ---------           ---------           ----------           ----------
      30,974,047           13,919,901           8,468,075           3,123,494           48,394,123           13,088,394
         214,308            2,370,366             157,266             998,091              380,659            1,753,314
       7,860,019            6,400,559           2,564,103           2,097,782            8,061,608            8,705,129
         293,120              223,688             138,510             106,431              276,715              264,317
              NA           16,888,793                  NA           9,809,295                   NA            3,487,178
              NA              580,661                  NA             250,984                   NA              316,243
     (22,989,735)         (24,081,818)         (7,280,380)         (7,289,081)         (42,086,318)         (49,439,078)
        (582,127)            (688,795)           (217,094)           (221,250)          (1,058,306)          (1,069,258)
      ----------           ----------           ---------           ---------           ----------           ----------
      15,844,331           13,127,435           3,751,798           7,741,490           14,369,413          (24,158,377)
         (74,699)           2,485,920              78,682           1,134,256             (400,932)           1,264,616
      ----------           ----------           ---------           ---------           ----------           ----------
      16,604,145           20,362,972           3,899,889          10,353,203           13,346,387          (20,387,899)
     203,316,389          182,953,417          61,901,654          51,548,451          209,801,447          230,189,346
      ----------           ----------           ---------           ---------           ----------           ----------
    $219,920,534         $203,316,389         $65,801,543         $61,901,654         $223,147,834         $209,801,447
      ----------           ----------           ---------           ---------           ----------           ----------
      ----------           ----------           ---------           ---------           ----------           ----------


     ------------------------------

     Strategic Income Fund
     ------------------------------
       1998(1)        1997(2)
     $  4,805,633   $ 2,830,078
         (378,134)      444,741
       (2,299,057)       45,160
       ----------     ---------
        2,128,442     3,319,979
       ----------     ---------
       (3,983,874)   (2,432,367)
         (480,703)     (397,711)
         (288,617)            0
          (34,825)            0
                0      (348,740)
                0       (74,340)
          (39,601)      (53,357)
           (4,308)      (11,349)
       ----------     ---------
       (4,312,092)   (2,834,464)
         (519,836)     (483,400)
       ----------     ---------
       46,697,973    27,268,285
          380,992     5,458,885
        2,330,794     1,398,356
          285,373       298,986
               NA            NA
               NA            NA
      (18,062,331)   (8,718,703)
       (1,228,478)     (656,792)
       ----------     ---------
       30,966,436    19,947,938
         (562,113)    5,101,079
       ----------     ---------
       27,700,837    25,051,132
       45,878,921    20,827,789
       ----------     ---------
     $ 73,579,758   $45,878,921
       ----------     ---------
       ----------     ---------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                               Stock Funds
                                               ----------------------------------------------------------------
                                               Balanced Fund                     Growth and Income Fund
                                               ----------------------------------------------------------------
                                                 1998(1)          1997(2)          1998(1)           1997(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........      $ 2,616,330      $ 1,603,695      $  1,546,334      $    830,450
  Net realized gain (loss) on investments
  and foreign currency...................        2,770,672        1,240,561        18,119,781        30,340,392
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................          745,373        6,602,853        32,400,882         9,147,300
                                                 ---------        ---------        ----------        ----------
  Net increase in net assets resulting
  from operations........................        6,132,375        9,447,109        52,066,997        40,318,142
                                                 ---------        ---------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A..............................       (2,355,024)      (1,386,825)       (1,504,508)         (806,041)
    Class B..............................         (261,128)        (216,881)          (41,814)          (24,417)
  From net realized gain:
    Class A..............................       (2,482,959)      (1,038,635)      (15,676,669)      (27,435,529)
    Class B..............................         (287,023)        (201,932)       (1,326,962)       (2,892,139)
  In excess of net realized gain on
  investments:
    Class A..............................                0                0                 0           (42,719)
    Class B..............................                0                0                 0            (4,479)
                                                 ---------        ---------        ----------        ----------
  Total distributions:
    Class A..............................       (4,837,983)      (2,425,460)      (17,181,177)      (28,284,289)
    Class B..............................         (548,151)        (418,813)       (1,368,776)       (2,921,035)
                                                 ---------        ---------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A..............................       48,172,573       17,048,097        60,420,339        29,480,304
    Class B..............................          506,658        3,970,037         1,070,449         3,625,538
  Reinvestment of distributions:
    Class A..............................        4,691,092        2,319,578        16,845,096        27,713,680
    Class B..............................          511,405          393,826         1,330,360         2,839,849
  Proceeds from shares issued in plan of
    reorganization:
    Class A..............................               NA               NA                NA                NA
    Class B..............................               NA               NA                NA                NA
  Cost of shares redeemed:
    Class A..............................      (14,427,520)      (4,835,402)      (32,989,965)      (30,472,282)
    Class B..............................         (638,463)        (582,207)       (2,659,625)       (1,308,132)
                                                 ---------        ---------        ----------        ----------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions:
    Class A..............................       38,436,145       14,532,273        44,275,470        26,721,702
    Class B..............................          379,600        3,781,656          (258,816)        5,157,255
                                                 ---------        ---------        ----------        ----------
  Net increase (decrease) in net
  assets.................................       39,561,986       24,916,765        77,533,698        40,991,775
NET ASSETS:
  Beginning of period....................       59,007,612       34,090,847       192,022,789       151,031,014
                                                 ---------        ---------        ----------        ----------
  End of period..........................      $98,569,598      $59,007,612      $269,556,487      $192,022,789
                                                 ---------        ---------        ----------        ----------
                                                 ---------        ---------        ----------        ----------

                                           Stock Funds
                                           -----------------------------------
                                           Strategic Growth Fund
                                           -----------------------------------
                                             1998(1)          1997(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........  $   370,066      $   376,346
  Net realized gain (loss) on investments
  and foreign currency...................    4,195,214        4,898,258
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................    2,743,649        4,495,615
                                             ---------        ---------
  Net increase in net assets resulting
  from operations........................    7,308,929        9,770,219
                                             ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A..............................     (371,222)        (343,591)
    Class B..............................            0          (32,774)
  From net realized gain:
    Class A..............................   (3,571,479)      (3,980,719)
    Class B..............................     (623,735)        (917,571)
  In excess of net realized gain on
  investments:
    Class A..............................     (458,195)               0
    Class B..............................      (78,584)               0
                                             ---------        ---------
  Total distributions:
    Class A..............................   (4,400,896)      (4,324,310)
    Class B..............................     (702,319)        (950,345)
                                             ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A..............................   27,311,748       28,322,529
    Class B..............................      666,556        5,429,227
  Reinvestment of distributions:
    Class A..............................    4,360,431        4,304,676
    Class B..............................      685,674          934,030
  Proceeds from shares issued in plan of
    reorganization:
    Class A..............................           NA               NA
    Class B..............................           NA               NA
  Cost of shares redeemed:
    Class A..............................  (14,070,156)      (4,215,490)
    Class B..............................   (1,560,567)        (559,000)
                                             ---------        ---------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions:
    Class A..............................   17,602,023       28,411,715
    Class B..............................     (208,337)       5,804,257
                                             ---------        ---------
  Net increase (decrease) in net
  assets.................................   19,599,400       38,711,536
NET ASSETS:
  Beginning of period....................   66,653,669       27,942,133
                                             ---------        ---------
  End of period..........................  $86,253,069      $66,653,669
                                             ---------        ---------
                                             ---------      ---------

(1) For the year ended December 31, 1998.

(2) For the year ended December 31, 1997.

(3) For the period April 30, 1997 (inception of operations) through December 31, 1997.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            -----------------------------------------------------------------
            Global Growth Fund                   Emerging Growth Fund
            -----------------------------------------------------------------
              1998(1)          1997(2)             1998(1)          1997(3)
            $   (13,764)     $    15,339         $  (127,047)     $   (38,646)
                 (8,163)       2,239,705          (1,164,001)        (171,980)
              5,151,652        2,939,358           1,692,655          923,489
              ---------        ---------           ---------        ---------
              5,129,725        5,194,402             401,607          712,863
              ---------        ---------           ---------        ---------
                      0             (179)                  0                0
                      0                0                   0                0
                      0       (1,858,023)                  0                0
                      0         (363,901)                  0                0
               (458,278)        (170,942)                  0                0
                (76,659)         (33,022)                  0                0
              ---------        ---------           ---------        ---------
               (458,278)      (2,029,144)                  0                0
                (76,659)        (396,923)                  0                0
              ---------        ---------           ---------        ---------
             12,555,581       16,216,002           9,959,353        9,939,204
                145,313        2,980,894             124,939        2,304,201
                454,679        2,014,769                   0                0
                 75,483          392,224                   0                0
                     NA               NA                  NA               NA
                     NA               NA                  NA               NA
             (9,773,797)      (4,745,878)         (3,549,539)        (576,187)
               (645,016)        (230,205)           (382,842)        (116,892)
              ---------        ---------           ---------        ---------
              3,236,463       13,484,893           6,409,814        9,363,017
               (424,220)       3,142,913            (257,903)       2,187,309
              ---------        ---------           ---------        ---------
              7,407,031       19,396,141           6,553,518       12,263,189
             35,158,342       15,762,201          12,263,189                0
              ---------        ---------           ---------        ---------
            $42,565,373      $35,158,342         $18,816,707      $12,263,189
              ---------        ---------           ---------        ---------
              ---------        ---------           ---------      ---------


Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                    Money Funds
                                    ---------------------------------------------------------------------------------------
                                    U.S. Treasury Money Fund
                                    Class A                                           Class B
                                    ---------------------------------------------------------------------------------------

                                                     December 31,                                 December 31,
                                     1998      1997      1996      1995      1994      1998      1997      1996      1995
Net asset value, beginning of
 period...........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....    0.045     0.046     0.046     0.050     0.036     0.038     0.039     0.040     0.044
 Net realized and unrealized gain
 on investments...................    0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
 Total from investment
 operations.......................    0.045     0.046     0.046     0.050     0.036     0.038     0.039     0.040     0.044
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS:
 From net investment income.......   (0.045)   (0.046)   (0.046)   (0.050)   (0.036)   (0.038)   (0.039)   (0.040)   (0.044)
 From net capital gains...........    0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
 In excess of realized gains......    0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
 Tax return of capital
 distribution.....................    0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
 Total distributions..............   (0.045)   (0.046)   (0.046)   (0.050)   (0.036)   (0.038)   (0.039)   (0.040)   (0.044)
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period....  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
Total return+.....................     4.60%     4.73%     4.74%     5.13%     3.67%     3.81%     3.95%     4.07%     4.45%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $58,186   $60,033   $65,479   $51,385   $33,448   $   542   $   165   $   120   $   113
 Ratio of expenses to average net
 assets: #
   Before expense reimbursement...     1.02%     1.02%     1.02%     1.05%     1.08%     6.65%     3.25%     3.25%     3.25%
   After expense reimbursement....     0.60%     0.62%     0.52%     0.64%     0.46%     1.34%     1.37%     1.18%     1.24%
 Ratio of net investment income to
 average net assets #.............     4.49%     4.63%     4.63%     4.99%     3.75%     3.61%     3.90%     3.95%     4.34%
 Portfolio turnover rate..........       --        --        --        --        --        --        --        --        --

                                    Money Funds
                                    -----------------

                                    -----------------
                                    July 1, 1994*
                                       through
                                    Dec. 31, 1994
Net asset value, beginning of
 period...........................  $  1.00
                                    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....    0.018
 Net realized and unrealized gain
 on investments...................    0.000
                                    -----------
 Total from investment
 operations.......................    0.018
                                    -----------
LESS DISTRIBUTIONS:
 From net investment income.......   (0.018)
 From net capital gains...........    0.000
 In excess of realized gains......    0.000
 Tax return of capital
 distribution.....................    0.000
                                    -----------
 Total distributions..............   (0.018)
                                    -----------
Net asset value, end of period....  $  1.00
                                    -----------
                                    -----------
Total return+.....................     3.53%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $    28
 Ratio of expenses to average net
 assets: #
   Before expense reimbursement...     3.25%
   After expense reimbursement....     1.13%
 Ratio of net investment income to
 average net assets #.............     3.71%
 Portfolio turnover rate..........       --

* Commencement of operations.

+ Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
  Returns for periods less than a full year are aggregate (non-annualized) returns.

# Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------
     California Municipal Money Fund                   National Municipal Money Fund
     Class A                                           Class A
     -------------------------------------------------------------------------------------------------
     December 31,                                      December 31,
      1998      1997      1996      1995      1994      1998     1997     1996     1995     1994
     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $  1.00
       -----     -----     -----     -----     -----     ----     ----     ----     ----     -----
       0.026     0.029     0.028     0.032     0.024    0.029    0.030    0.029    0.032     0.026
       0.000     0.000     0.000     0.000     0.000    0.000    0.000    0.000    0.000     0.000
       -----     -----     -----     -----     -----     ----     ----     ----     ----     -----
       0.026     0.029     0.028     0.032     0.024    0.029    0.030    0.029    0.032     0.026
       -----     -----     -----     -----     -----     ----     ----     ----     ----     -----
      (0.026)   (0.029)   (0.028)   (0.032)   (0.024)  (0.029)  (0.030)  (0.029)  (0.032)   (0.026)
       0.000     0.000     0.000     0.000     0.000    0.000    0.000    0.000    0.000     0.000
       0.000     0.000     0.000     0.000     0.000    0.000    0.000    0.000    0.000     0.000
       0.000     0.000     0.000     0.000     0.000    0.000    0.000    0.000    0.000     0.000
       -----     -----     -----     -----     -----     ----     ----     ----     ----     -----
      (0.026)   (0.029)   (0.028)   (0.032)   (0.024)  (0.029)  (0.030)  (0.029)  (0.032)   (0.026)
       -----     -----     -----     -----     -----     ----     ----     ----     ----     -----
     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $  1.00
       -----     -----     -----     -----     -----     ----     ----     ----     ----     -----
       -----     -----     -----     -----     -----     ----     ----     ----     ----     -----
        2.67%     2.97%     2.82%     3.22%     2.47%    2.95%    3.09%    2.96%    3.26%     2.60%
     $40,483   $44,751   $37,355   $39,439   $42,979   $5,464   $6,579   $7,514   $7,860   $10,110
        0.99%     0.97%     1.00%     1.00%     1.00%    1.35%    1.31%    1.32%    1.29%     1.25%
        0.67%     0.64%     0.63%     0.67%     0.46%    0.67%    0.68%    0.68%    0.75%     0.49%
        2.74%     2.94%     2.78%     3.18%     2.44%    2.91%    3.04%    2.92%    3.21%     2.57%
          --        --        --        --        --       --       --       --       --        --
-

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                               Bond Funds
                                               ------------------------------------------------------------------------
                                                          California Municipal Bond Fund
                                                                     Class A                               Class B
                                               ------------------------------------------------------------------------

                                                        December 31,                                     December 31,
                                                 1998       1997       1996       1995       1994       1998      1997
Net asset value, beginning of period.........  $  11.44   $  11.15   $  11.26   $  10.31   $  11.56    $11.45    $11.15
                                                 ------     ------     ------     ------     ------      ----      ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)................      0.51       0.53       0.53       0.54       0.59      0.45      0.48
 Net realized and unrealized gain on
 investments.................................      0.16       0.33      (0.11)      0.95      (1.25)     0.16      0.34
                                                 ------     ------     ------     ------     ------      ----      ----
 Total from investment operations............      0.67       0.86       0.42       1.49      (0.66)     0.61      0.82
                                                 ------     ------     ------     ------     ------      ----      ----
LESS DISTRIBUTIONS:
 From net investment income..................     (0.51)     (0.53)     (0.53)     (0.54)     (0.59)    (0.45)    (0.48)
 From net capital gains......................     (0.11)     (0.04)      0.00       0.00       0.00     (0.11)    (0.04)
 In excess of realized gains.................      0.00       0.00       0.00       0.00       0.00      0.00      0.00
 Tax return of capital distribution..........      0.00       0.00       0.00       0.00       0.00      0.00      0.00
                                                 ------     ------     ------     ------     ------      ----      ----
 Total distributions.........................     (0.62)     (0.57)     (0.53)     (0.54)     (0.59)    (0.56)    (0.52)
                                                 ------     ------     ------     ------     ------      ----      ----
Net asset value, end of period...............  $  11.49   $  11.44   $  11.15   $  11.26   $  10.31    $11.50    $11.45
                                                 ------     ------     ------     ------     ------      ----      ----
                                                 ------     ------     ------     ------     ------      ----      ----
Total return+................................      5.94%      7.97%      3.90%     14.76%     -5.83%     5.41%     7.53%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)...........  $211,938   $195,292   $177,593   $184,283   $171,768    $7,983    $8,025
 Ratio of expenses to average net assets: #
   Before expense reimbursement..............      0.94%      0.95%      0.96%      0.96%      0.97%     1.63%     1.70%
   After expense reimbursement...............      0.94%      0.95%      0.96%      0.93%      0.57%     1.44%     1.45%
 Ratio of net investment income to average
 net assets #................................      4.43%      4.76%      4.82%      4.98%      5.43%     3.94%     4.24%
 Portfolio turnover rate.....................     14.95%     15.95%     29.28%     25.90%     30.32%    14.95%    15.95%


                                               --------------------------------

                                                   Class B
                                               --------------------------------
                                                                  July 1, 1994*
                                                                     through
                                                1996      1995    Dec. 31, 1994
Net asset value, beginning of period.........  $11.26    $10.32   $       10.74
                                                 ----      ----      ----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)................    0.48      0.48            0.25
 Net realized and unrealized gain on
 investments.................................   (0.11)     0.94           (0.42)
                                                 ----      ----      ----------
 Total from investment operations............    0.37      1.42           (0.17)
                                                 ----      ----      ----------
LESS DISTRIBUTIONS:
 From net investment income..................   (0.48)    (0.48)          (0.25)
 From net capital gains......................    0.00      0.00            0.00
 In excess of realized gains.................    0.00      0.00            0.00
 Tax return of capital distribution..........    0.00      0.00            0.00
                                                 ----      ----      ----------
 Total distributions.........................   (0.48)    (0.48)          (0.25)
                                                 ----      ----      ----------
Net asset value, end of period...............  $11.15    $11.26   $       10.32
                                                 ----      ----      ----------
                                                 ----      ----      ----------
Total return+................................    3.39%    14.05%          -1.59%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)...........  $5,360    $3,162   $       1,416
 Ratio of expenses to average net assets: #
   Before expense reimbursement..............    1.83%     2.24%           3.25%
   After expense reimbursement...............    1.46%     1.46%           1.28%
 Ratio of net investment income to average
 net assets #................................    4.33%     4.42%           4.91%
 Portfolio turnover rate.....................   29.28%    25.90%          30.32%

* Commencement of operations.

+ Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
  Returns for periods less than a full year are aggregate (non-annualized) returns.

# Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------
    National Municipal Bond Fund
    Class A                                           Class B
    -------------------------------------------------------------------------------------------------------
                                                                                          July 1, 1994*
           December 31,                                December 31,                          through
     1998      1997      1996      1995      1994      1998     1997     1996     1995    Dec. 31, 1994
    $ 11.54   $ 11.21   $ 11.39   $ 10.41   $ 11.61   $11.55   $11.21   $11.39   $10.41   $ 10.76
      -----     -----     -----     -----     -----     ----     ----     ----     ----   ----------
       0.51      0.53      0.52      0.53      0.58     0.46     0.48     0.46     0.47      0.24
       0.13      0.40     (0.12)     0.98     (1.20)    0.12     0.41    (0.12)    0.98     (0.35)
      -----     -----     -----     -----     -----     ----     ----     ----     ----   ----------
       0.64      0.93      0.40      1.51     (0.62)    0.58     0.89     0.34     1.45     (0.11)
      -----     -----     -----     -----     -----     ----     ----     ----     ----   ----------
      (0.51)    (0.53)    (0.52)    (0.53)    (0.58)   (0.46)   (0.48)   (0.46)   (0.47)    (0.24)
      (0.11)    (0.07)    (0.06)     0.00      0.00    (0.11)   (0.07)   (0.06)    0.00      0.00
       0.00      0.00      0.00      0.00      0.00     0.00     0.00     0.00     0.00      0.00
       0.00      0.00      0.00      0.00      0.00     0.00     0.00     0.00     0.00      0.00
      -----     -----     -----     -----     -----     ----     ----     ----     ----   ----------
      (0.62)    (0.60)    (0.58)    (0.53)    (0.58)   (0.57)   (0.55)   (0.52)   (0.47)    (0.24)
      -----     -----     -----     -----     -----     ----     ----     ----     ----   ----------
    $ 11.56   $ 11.54   $ 11.21   $ 11.39   $ 10.41   $11.56   $11.55   $11.21   $11.39   $ 10.41
      -----     -----     -----     -----     -----     ----     ----     ----     ----   ----------
      -----     -----     -----     -----     -----     ----     ----     ----     ----   ----------
       5.70%     8.56%     3.58%    14.76%    -5.41%    5.08%    8.11%    3.07%   14.16%    -0.99%
    $62,558   $58,740   $49,597   $53,387   $50,037   $3,244   $3,162   $1,952   $1,051   $   342
       0.99%     1.00%     1.01%     1.05%     1.06%    1.96%    2.13%    2.29%    3.25%     3.25%
       0.99%     1.00%     1.01%     0.91%     0.57%    1.49%    1.50%    1.51%    1.44%     1.28%
       4.44%     4.72%     4.63%     4.79%     5.35%    3.93%    4.21%    4.14%    4.22%     4.72%
      21.89%    21.80%    44.76%    53.43%    37.52%   21.89%   21.80%   44.76%   54.30%    37.52%

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                                            Bond Funds
                                       ----------------------------------------------------
                                           U.S. Government and Mortgage Securities Fund
                                                             Class A
                                       ----------------------------------------------------

                                                           December 31,
                                         1998       1997       1996       1995       1994
Net asset value, beginning of
 period..............................  $  10.20   $  10.07   $  10.30   $   9.55   $  10.60
                                         ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)........      0.63       0.67       0.67       0.69       0.70
 Net realized and unrealized gain on
 investments.........................     (0.03)      0.13      (0.23)      0.75      (1.05)
                                         ------     ------     ------     ------     ------
 Total from investment operations....      0.60       0.80       0.44       1.44      (0.35)
                                         ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 From net investment income..........     (0.63)     (0.67)     (0.67)     (0.69)     (0.70)
 From net capital gains..............      0.00       0.00       0.00       0.00       0.00
 In excess of realized gains.........      0.00       0.00       0.00       0.00       0.00
 Tax return of capital
 distribution........................      0.00       0.00       0.00       0.00       0.00
                                         ------     ------     ------     ------     ------
 Total distributions.................     (0.63)     (0.67)     (0.67)     (0.69)     (0.70)
                                         ------     ------     ------     ------     ------
Net asset value, end of period.......  $  10.17   $  10.20   $  10.07   $  10.30   $   9.55
                                         ------     ------     ------     ------     ------
                                         ------     ------     ------     ------     ------
Total return+........................      6.06%      8.25%      4.50%     15.50%     -3.30%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)...  $216,344   $202,573   $224,301   $255,614   $245,715
 Ratio of expenses to average net
 assets: #
   Before expense reimbursement......      1.02%      1.03%      1.03%      1.04%      1.05%
   After expense reimbursement.......      1.02%      1.03%      1.03%      1.02%      0.80%
 Ratio of net investment income to
 average net assets #................      6.20%      6.67%      6.67%      6.90%      7.05%
 Portfolio turnover rate.............     22.70%      3.73%     27.45%     48.39%     16.33%

                                                          Bond Funds
                                       -------------------------------------------------
                                         U.S. Government and Mortgage Securities Fund
                                                            Class A
                                       -------------------------------------------------
                                                                           July 1, 1994*
                                                 December 31,                 through
                                        1998     1997     1996     1995    Dec. 31, 1994
Net asset value, beginning of
 period..............................  $10.20   $10.07   $10.30   $ 9.55   $        9.80
                                         ----     ----     ----     ----        --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)........    0.58     0.62     0.62     0.64            0.32
 Net realized and unrealized gain on
 investments.........................   (0.03)    0.13    (0.23)    0.75           (0.25)
                                         ----     ----     ----     ----        --------
 Total from investment operations....    0.55     0.75     0.39     1.39            0.07
                                         ----     ----     ----     ----        --------
LESS DISTRIBUTIONS:
 From net investment income..........   (0.58)   (0.62)   (0.62)   (0.64)          (0.32)
 From net capital gains..............    0.00     0.00     0.00     0.00            0.00
 In excess of realized gains.........    0.00     0.00     0.00     0.00            0.00
 Tax return of capital
 distribution........................    0.00     0.00     0.00     0.00            0.00
                                         ----     ----     ----     ----        --------
 Total distributions.................   (0.58)   (0.62)   (0.62)   (0.64)          (0.32)
                                         ----     ----     ----     ----        --------
Net asset value, end of period.......  $10.17   $10.20   $10.07   $10.30   $        9.55
                                         ----     ----     ----     ----        --------
                                         ----     ----     ----     ----        --------
Total return+........................    5.53%    7.72%    3.98%   14.93%           0.69%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)...  $6,804   $7,228   $5,888   $3,799   $       1,451
 Ratio of expenses to average net
 assets: #
   Before expense reimbursement......    1.72%    1.76%    1.82%    2.27%           3.25%
   After expense reimbursement.......    1.53%    1.53%    1.53%    1.53%           1.43%
 Ratio of net investment income to
 average net assets #................    5.70%    6.16%    6.19%    6.34%           6.82%
 Portfolio turnover rate.............   22.70%    3.73%   27.45%   48.39%          16.33%

* Commencement of operations.

+ Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
  Returns for periods less than a full year are aggregate (non-annualized) returns.

# Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                    Stock Funds
------------------------------------------------------------------------------------------------------------
     Strategic Income Fund                                                         Balanced Fund
            Class A                             Class B                               Class A
------------------------------------------------------------------------------------------------------------
                   May 20, 1996*                       May 20, 1996*
  December 31,        through        December 31,         through                  December 31,
 1998     1997     Dec. 31, 1996    1998      1997     Dec. 31, 1996    1998      1997      1996      1995
$  5.16  $  5.16       $ 5.00      $  5.15   $  5.15       $ 5.00      $ 14.14   $ 12.18   $ 11.19   $  9.23
  -----    -----     --------        -----     -----      -------        -----     -----     -----     -----
   0.38     0.42         0.25         0.34      0.38         0.23         0.46      0.46      0.42      0.42
 (0.15)     0.06         0.18        (0.15)     0.06         0.17         0.75      2.27      1.32      2.02
  -----    -----     --------        -----     -----      -------        -----     -----     -----     -----
   0.23     0.48         0.43         0.19      0.44         0.40         1.21      2.73      1.74      2.44
  -----    -----     --------        -----     -----      -------        -----     -----     -----     -----
 (0.38)    (0.42)       (0.25)       (0.34)    (0.38)       (0.23)       (0.46)    (0.46)    (0.42)    (0.42)
 (0.00)    (0.05)       (0.01)       (0.00)    (0.05)       (0.01)       (0.42)    (0.31)    (0.33)    (0.06)
 (0.00)    (0.01)       (0.01)       (0.00)    (0.01)       (0.01)        0.00      0.00      0.00      0.00
 (0.03)     0.00         0.00        (0.03)     0.00         0.00         0.00      0.00      0.00      0.00
  -----    -----     --------        -----     -----      -------        -----     -----     -----     -----
 (0.41)    (0.48)       (0.27)       (0.37)    (0.44)       (0.25)       (0.88)    (0.77)    (0.75)    (0.48)
  -----    -----     --------        -----     -----      -------        -----     -----     -----     -----
$  4.98  $  5.16       $ 5.16      $  4.97   $  5.15       $ 5.15      $ 14.47   $ 14.14   $ 12.18   $ 11.19
  -----    -----     --------        -----     -----      -------        -----     -----     -----     -----
  -----    -----     --------        -----     -----      -------        -----     -----     -----     -----
  4.03%     9.57%        8.89%        3.25%     8.77%        8.25%        8.63%    22.72%    15.81%    26.76%
$66,375  $37,831      $17,863      $ 7,205   $ 8,048       $2,964      $88,430   $49,456   $29,289   $13,547
  1.36%     1.51%        1.85%        2.01%     2.27%        3.25%        1.16%     1.20%     1.28%     1.53%
  0.80%     0.41%        0.02%        1.53%     1.16%        0.74%        1.16%     1.20%     1.28%     1.48%
  7.45%     8.04%        8.19%        6.71%     7.29%        7.47%        3.28%     3.58%     3.86%     4.15%
172.43%   221.42%      187.15%      172.43%   221.42%      187.15%       33.62%    14.71%    41.41%    25.84%
  -----

                                 Stock Funds
-----------------------------------------------------------
 Balanced Fund
    Class A
-----------------------------------------------------------
                                              July 1, 1994*
  December 31,      December 31,                 through
 1994     1998      1997     1996     1995    Dec. 31, 1994
$ 9.85   $ 14.09   $12.15   $11.17   $ 9.22   $        9.41
  ----     -----     ----     ----     ----       ---------
  0.44      0.41     0.39     0.36     0.35            0.10
 (0.62)     0.72     2.26     1.32     2.03           (0.07)
  ----     -----     ----     ----     ----       ---------
 (0.18)     1.13     2.65     1.68     2.38            0.03
  ----     -----     ----     ----     ----       ---------
 (0.44)    (0.39)   (0.40)   (0.37)   (0.37)          (0.22)
  0.00     (0.42)   (0.31)   (0.33)   (0.06)           0.00
  0.00      0.00     0.00     0.00     0.00            0.00
  0.00      0.00     0.00     0.00     0.00            0.00
  ----     -----     ----     ----     ----       ---------
 (0.44)    (0.81)   (0.71)   (0.70)   (0.43)          (0.22)
  ----     -----     ----     ----     ----       ---------
$ 9.23   $ 14.41   $14.09   $12.15   $11.17   $        9.22
  ----     -----     ----     ----     ----       ---------
  ----     -----     ----     ----     ----       ---------
 -1.87%     8.04%   22.05%   15.25%   26.08%           0.25%
$9,654   $10,139   $9,552   $4,802   $1,632   $         586
  1.56%     1.76%    1.91%    2.21%    3.25%           3.25%
  0.80%     1.66%    1.69%    1.77%    1.99%           1.48%
  4.85%     2.77%    3.07%    3.37%    3.66%           4.43%
 29.19%    33.62%   14.71%   41.41%   25.84%          29.19%


\

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                              Stock Funds
                                              ----------------------------------------------------------------------
                                              Growth and Income Fund
                                              Class A
                                              ----------------------------------------------------------------------

                                                                 December 31,                        December 31,
                                                1998       1997       1996      1995      1994      1998      1997
Net asset value, beginning of period........  $  18.86   $  17.82   $  15.91   $ 13.52   $ 14.01   $ 18.80   $ 17.78
                                                ------     ------     ------     -----     -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............      0.15       0.10       0.14      0.20      0.16      0.05      0.03
 Net realized and unrealized gain on
 investments................................      4.71       4.58       3.06      4.26     (0.34)     4.67      4.56
                                                ------     ------     ------     -----     -----     -----     -----
 Total from investment operations...........      4.86       4.68       3.20      4.46     (0.18)     4.72      4.59
                                                ------     ------     ------     -----     -----     -----     -----
LESS DISTRIBUTIONS:
 From net investment income.................     (0.15)     (0.10)     (0.14)    (0.20)    (0.16)    (0.04)    (0.03)
 From net capital gains.....................     (1.49)     (3.53)     (1.15)    (1.87)    (0.12)    (1.49)    (3.53)
 In excess of realized gains................      0.00      (0.01)      0.00      0.00     (0.03)     0.00     (0.01)
 Tax return of capital distribution.........      0.00       0.00       0.00      0.00      0.00      0.00      0.00
                                                ------     ------     ------     -----     -----     -----     -----
 Total distributions........................     (1.64)     (3.64)     (1.29)    (2.07)    (0.31)    (1.53)    (3.57)
                                                ------     ------     ------     -----     -----     -----     -----
Net asset value, end of period..............  $  22.08   $  18.86   $  17.82   $ 15.91   $ 13.52   $ 21.99   $ 18.80
                                                ------     ------     ------     -----     -----     -----     -----
                                                ------     ------     ------     -----     -----     -----     -----
Total return+...............................     25.83%     26.32%     20.16%    33.06%    -1.24%    25.14%    25.82%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)..........  $248,606   $173,796   $138,604   $93,061   $69,590   $20,951   $18,227
 Ratio of expenses to average net assets: #
   Before expense reimbursement.............      1.06%      1.10%      1.16%     1.24%     1.28%     1.61%     1.69%
   After expense reimbursement..............      1.06%      1.10%      1.16%     1.24%     1.04%     1.56%     1.49%
 Ratio of net investment income to average
 net assets #...............................      0.73%      0.51%      0.82%     1.26%     1.21%     0.24%     0.14%
 Portfolio turnover rate....................    106.21%    118.26%     86.66%   125.28%   123.64%   106.21%   118.26%

                                              Stock Funds
                                              ------------------------------------
                                              Growth and Income Fund
                                                          Class A
                                              ------------------------------------
                                                                 July 1, 1994*
                                                December 31,        through
                                               1996      1995    Dec. 31, 1994
Net asset value, beginning of period........  $ 15.89   $13.52   $ 13.04
                                                -----     ----   -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............     0.06     0.10      0.02
 Net realized and unrealized gain on
 investments................................     3.05     4.26      0.67
                                                -----     ----   -----------
 Total from investment operations...........     3.11     4.36      0.69
                                                -----     ----   -----------
LESS DISTRIBUTIONS:
 From net investment income.................    (0.07)   (0.12)    (0.06)
 From net capital gains.....................    (1.15)   (1.87)    (0.12)
 In excess of realized gains................     0.00     0.00     (0.03)
 Tax return of capital distribution.........     0.00     0.00      0.00
                                                -----     ----   -----------
 Total distributions........................    (1.22)   (1.99)    (0.21)
                                                -----     ----   -----------
Net asset value, end of period..............  $ 17.78   $15.89   $ 13.52
                                                -----     ----   -----------
                                                -----     ----   -----------
Total return+...............................    19.60%   32.32%     5.32%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)..........  $12,427   $4,292   $ 1,460
 Ratio of expenses to average net assets: #
   Before expense reimbursement.............     1.83%    2.39%     3.25%
   After expense reimbursement..............     1.66%    1.75%     1.66%
 Ratio of net investment income to average
 net assets #...............................     0.29%    0.84%     0.71%
 Portfolio turnover rate....................    86.66%  125.28%   123.64%

* Commencement of operations.

+ Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

# Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


     ---------------------------------------------------------------------------------------------------------
     Strategic Growth Fund
     Class A                                                                Class B
     ---------------------------------------------------------------------------------------------------------
                                                                                             July 1, 1994*
                      December 31,                                December 31,                  through
      1998      1997      1996      1995      1994     1998      1997      1996      1995    Dec. 31, 1994
     $ 16.36   $ 14.01   $ 12.69   $ 10.00   $10.14   $ 16.22   $ 13.92   $ 12.63   $ 9.98   $  9.92
       -----     -----     -----     -----     ----     -----     -----     -----     ----   ----------
        0.09      0.11      0.13      0.10     0.11      0.01      0.05      0.07     0.03     (0.05)
        1.86      3.65      2.88      2.82    (0.14)     1.79      3.60      2.85     2.82      0.21
       -----     -----     -----     -----     ----     -----     -----     -----     ----   ----------
        1.95      3.76      3.01      2.92    (0.03)     1.80      3.65      2.92     2.85      0.16
       -----     -----     -----     -----     ----     -----     -----     -----     ----   ----------
       (0.09)    (0.11)    (0.13)    (0.09)   (0.11)     0.00     (0.05)    (0.07)   (0.06)    (0.10)
       (1.00)    (1.30)    (1.56)    (0.14)    0.00     (1.00)    (1.30)    (1.56)   (0.14)     0.00
       (0.11)     0.00      0.00      0.00     0.00     (0.11)     0.00      0.00     0.00      0.00
        0.00      0.00      0.00      0.00     0.00      0.00      0.00      0.00     0.00      0.00
       -----     -----     -----     -----     ----     -----     -----     -----     ----   ----------
       (1.20)    (1.41)    (1.69)    (0.23)   (0.11)    (1.11)    (1.35)    (1.63)   (0.20)    (0.10)
       -----     -----     -----     -----     ----     -----     -----     -----     ----   ----------
     $ 17.11   $ 16.36   $ 14.01   $ 12.69   $10.00   $ 16.91   $ 16.22   $ 13.92   $12.63   $  9.98
       -----     -----     -----     -----     ----     -----     -----     -----     ----   ----------
       -----     -----     -----     -----     ----     -----     -----     -----     ----   ----------
       11.22%    26.89%    23.72%    29.14%   -0.28%    10.39%    26.23%    23.13%   28.58%     1.57%
     $73,626   $54,310   $22,253   $12,223   $6,471   $12,627   $12,344   $ 5,689   $2,332   $   327
        1.16%     1.21%     1.31%     1.65%    1.74%     1.71%     1.82%     2.12%    3.25%     3.25%
        1.16%     1.21%     1.31%     1.62%    1.17%     1.66%     1.71%     1.81%    2.14%     1.80%
        0.52%     0.86%     1.08%     1.03%    1.25%     0.03%     0.37%     0.59%    0.56%     0.82%
       89.69%    85.55%   119.87%    73.32%   54.01%    89.69%    85.55%   119.87%   73.32%    54.01%

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                          Stock Funds
                                          ---------------------------------------------------------------------------------------
                                          Global Growth Fund
                                          Class A                                          Class B
                                          ---------------------------------------------------------------------------------------
                                                                    April 30, 1996*                           April 30, 1996*
                                              December 31,              through          December 31,             through
                                           1998         1997         Dec. 31, 1996     1998        1997        Dec. 31, 1996
Net asset value, beginning of period....  $ 12.69      $ 10.96      $   10.14         $12.55      $10.91      $  10.14
                                            -----        -----      -----------         ----        ----      -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...........     0.00         0.02           0.01          (0.06)      (0.05)        (0.03)
 Net realized and unrealized gain on
 investments............................     2.21         2.65           1.10           2.17        2.63          1.08
                                            -----        -----      -----------         ----        ----      -----------
 Total from investment operations.......     2.21         2.67           1.11           2.11        2.58          1.05
                                            -----        -----      -----------         ----        ----      -----------
LESS DISTRIBUTIONS:
 From net investment income.............     0.00         0.00          (0.01)          0.00        0.00          0.00
 From net capital gains.................    (0.18)       (0.84)         (0.27)         (0.18)      (0.84)        (0.27)
 In excess of realized gains............    (0.16)       (0.10)         (0.01)         (0.16)      (0.10)        (0.01)
 Tax return of capital distribution.....     0.00         0.00           0.00           0.00        0.00          0.00
                                            -----        -----      -----------         ----        ----      -----------
 Total distributions....................    (0.34)       (0.94)         (0.29)         (0.34)      (0.94)        (0.28)
                                            -----        -----      -----------         ----        ----      -----------
Net asset value, end of period..........  $ 14.56      $ 12.69      $   10.96         $14.32      $12.55      $  10.91
                                            -----        -----      -----------         ----        ----      -----------
                                            -----        -----      -----------         ----        ----      -----------
Total return+...........................    16.19%       24.35%         10.89%         15.58%      23.64%        10.34%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)......  $36,549      $29,468      $  13,552         $6,017      $5,691      $  2,210
 Ratio of expenses to average net
 assets: #
   Before expense reimbursement.........     1.53%        1.66%          2.36%          2.21%       2.48%         3.25%
   After expense reimbursement..........     1.53%        1.62%          1.51%          2.04%       2.14%         2.24%
 Ratio of net investment income to
 average net assets #...................     0.04%        0.14%          0.13%         -0.46%      -0.40%        -0.75%
 Portfolio turnover rate................    74.52%       63.62%         64.89%         74.52%      63.62%        64.89%

 * Effective date of registration.

** Commencement of operations.

 + Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
   Returns for periods less than a full year are aggregate (non-annualized) returns.

 # Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    ------------------------------------------------------------------------------
    Emerging Growth Fund
    Class A                                              Class B
    ------------------------------------------------------------------------------
                      April 30, 1997**                        April 30, 1997**
    December 31,          through           December 31,          through
        1998           Dec. 31, 1997            1998           Dec. 31, 1997
    $ 13.00           $   10.00             $ 12.93           $   10.00
    ----------        ------------          ----------        -----------
      (0.09)              (0.05)              (0.17)              (0.12)
       0.84                3.05                0.84                3.05
    ----------        ------------          ----------        -----------
       0.75                3.00                0.67                2.93
    ----------        ------------          ----------        -----------
       0.00                0.00                0.00                0.00
       0.00                0.00                0.00                0.00
       0.00                0.00                0.00                0.00
       0.00                0.00                0.00                0.00
    ----------        ------------          ----------        -----------
       0.00                0.00                0.00                0.00
    ----------        ------------          ----------        -----------
    $ 13.75           $   13.00             $ 13.60           $   12.93
    ----------        ------------          ----------        -----------
    ----------        ------------          ----------        -----------
       5.77%              30.00%               5.18%              29.30%
    $16,747           $  10,028             $ 2,070           $   2,235
       1.59%               1.88%               2.62%               3.25%
       1.49%               1.49%               2.08%               2.23%
      -0.68%              -0.59%              -1.27%              -1.35%
     106.24%              17.06%             106.24%              17.06%

Notes to Financial Statements                                  December 31, 1998
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering twelve portfolios. The Company currently consists of the Atlas U.S. Treasury Money Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Strategic Income Fund, the Atlas Balanced Fund, the Atlas Growth and Income Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, and the Atlas Emerging Growth Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund which are non-diversified. The Funds offer two classes of shares, Class A and Class B, with the exception of Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Class A shares are offered at net asset value at the time of purchase while all Class B shares may be subject to a contingent deferred sales charge. Both share classes have equal rights and privileges but have separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares will automatically convert to Class A shares sixty months after purchase.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

       Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date.

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 1998, Atlas Strategic

--------------------------------------------------------------------------------

       Income Fund holds securities in default with an aggregate market value of $124,457, representing less than 0.17% of the Fund's net assets.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Emerging Growth Fund, which are on an annual schedule, declare, pay and reinvest dividends quarterly. Income for the Atlas Balanced Fund, the Atlas Strategic Growth Fund and the Atlas Global Growth Fund for the period ended December 31, 1998 are net of foreign withholding taxes of $3,413, $1,009 and $46,412, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  i. To-Be-Announced Securities: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. The sole TBA commitment as of December 31, 1998 was $2,009,382 for Atlas U.S. Government and Mortgage Securities Fund.

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or

Notes to Financial Statements                                  December 31, 1998
--------------------------------------------------------------------------------

       loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

       The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily closing prices of the forward currency contract rates in the London foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

       Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  m. Dollar Roll Transactions: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

  o. The Funds have previously adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." In accordance with the Statement, distributions in excess of realized gains have been reflected in the Statements of Changes in Net Assets as follows: Atlas Strategic Income Fund -- $100,831 and $39,952 in 1998 and 1997, respectively, resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $4,389 and $24,754 in 1998 and 1997, respectively, resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles; Atlas Growth and Income Fund -- $47,198 in 1997 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales; and Atlas Strategic Growth Fund -- $536,779 in 1998 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles; and Atlas Global Growth Fund -- $62,831 and $2,513 in 1998 and 1997, respectively, resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $480,272 and $201,451 in 1998 and 1997, respectively, resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles.

  p. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNAMORTIZED ORGANIZATION COSTS

  Organization costs of $35,906 incurred by the Company as of June 30, 1994 in the organization of the Class B Plan have been allocated equally to the Funds existing at that date offering Class B shares. These costs have been deferred and are being amortized on a straight line basis over a period of five years from July 1994.

3. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 1998, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                      California          National          California         National
                                   U.S. Treasury       Municipal         Municipal          Municipal          Municipal
                                    Money Fund        Money Fund         Money Fund         Bond Fund          Bond Fund
                                 -------------------------------------------------------------------------------------------
Unrealized appreciation........  $     0           $     0              $   0           $ 15,926           $ 4,581
Unrealized depreciation........  $     0           $     0              $   0           $    (30)          $   (29)
                                 -------------------------------------------------------------------------------------------
Net unrealized appreciation....  $     0           $     0              $   0           $ 15,896           $ 4,552
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $58,787           $40,311             $5,346           $200,975           $60,588
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------

                                 U.S. Government
                                   and Mortgage
                                 Securities Fund
                                 -----------------------------------------------------------------------
Unrealized appreciation........  $  4,257
Unrealized depreciation........  $   (158)
                                 ---------------------------------------------------------------------------------------
Net unrealized appreciation....  $  4,099
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $220,206
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------

                                     Strategic         Balanced          Growth and      Strategic Growth    Global Growth
                                    Income Fund          Fund           Income Fund            Fund              Fund
                                 -------------------------------------------------------------------------------------------
Unrealized appreciation........  $ 2,512           $13,136           $ 71,260            $16,038           $11,135
Unrealized depreciation........  $(4,482)          $(2,375)          $ (3,467)          $(5,311)           $(2,109)
                                 -------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).................  $(1,970)          $10,761           $ 67,793            $10,727           $ 9,026
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $74,319           $87,348           $201,911            $75,641           $33,232
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------

                                     Emerging
                                   Growth Fund
                                 -------------------------------------------------------------------------------------------
Unrealized appreciation........   $ 3,673
Unrealized depreciation........  $(1,063)
                                 -------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).................   $ 2,610
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............   $16,073
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------

Notes to Financial Statements                                  December 31, 1998
--------------------------------------------------------------------------------

4. SHARE TRANSACTIONS

  The following is a summary of share transactions for the periods ended December 31, 1998 and December 31, 1997 (in 000's):

      U. S. Treasury                      California Municipal    National Municipal
        Money Fund                             Money Fund             Money Fund
          Class A           Class B              Class A               Class A
     -----------------------------------------------------------------------------------
               1998     1997     1998    1997  1998       1997     1998      1997
Sold........  50,707   68,098    800     516   31,055    35,350      2,701     4,628
Issued
in
reinvestment
of
dividends...   2,506    2,850     11       5    1,091     1,301        154       195
Redeemed.... (55,056) (76,384)  (434)   (477) (36,413)  (29,255)    (3,969)   (5,758)
     -----------------------------------------------------------------------------------
Net
increase
(decrease)... (1,843)  (5,436)   377      44   (4,267)    7,396     (1,114)     (935)
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------

         California Municipal           National Municipal       U.S. Government and Mortgage
               Bond Fund                     Bond Fund                  Securities Fund
                Class A  Class B              Class AClass B                Class A  Class B
     ---------------------------------------------------------------------------------------------
            1998     1997     1998  1997  1998  1997  1998   1997    1998     1997    1998   1997
Sold........  2,694    1,246   19   212    731   276    14     88     4,755    1,295     37    173
Issued
in
reinvestment
of
dividends...    683      569   25    20    221   185    12      9       792      861     27     26
Issued
in
connection
with a
reorganization
(Note 7)....    N/A    1,480  N/A    51    N/A   851   N/A     22       N/A      342    N/A     31
Redeemed.... (2,001)  (2,155) (51)  (62)  (628) (647)  (19)   (19)   (4,134)  (4,897)  (104)  (106)
     ---------------------------------------------------------------------------------------------
Net
increase
(decrease)..  1,376    1,140   (7)  221    324   665     7    100     1,413   (2,399)   (40)   124
     ---------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------

         Strategic Income Fund               Balanced Fund             Growth and Income Fund
                Class A  Class B                Class A Class B                Class A  Class B
     --------------------------------------------------------------------------------------------------
              1998     1997    1998   1997    1998    1997   1998   1997    1998     1997    1998   1997
Sold......... 9,118    5,282    74   1,057   3,283   1,293    35    299     2,904    1,523     52   185
Issued
in
reinvestment
of
dividends....    461     271    56      58     322     169    35     29       766    1,468     61   151
Redeemed..... (3,573) (1,680) (242)   (128)   (992)   (368)  (44)   (45)   (1,623)  (1,554)  (130)  (65)
     --------------------------------------------------------------------------------------------------
Net
increase
(decrease)...  6,006   3,873  (112)    987   2,613   1,094    26    283     2,047    1,437    (17)  271
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------

        Strategic Growth Fund          Global Growth Fund            Emerging Growth Fund
               Class A Class B              Class A Class B                 Class A Class B
     ----------------------------------------------------------------------------------------------
              1998   1997   1998   1997    1998   1997    1998   1997   1998    1997(1)   1998   1997(1)
Sold........ 1,547   1,732   39    329     926    1,291    11    238     718      816       9      182
Issued
in
reinvestment
of
dividends...   255     263   41     58      31      159     5     31       0        0       0        0
Redeemed....  (817)   (264) (94)   (35)   (768)    (364)  (49)   (18)   (272)     (44)    (30)      (9)
     ----------------------------------------------------------------------------------------------
Net
increase
(decrease)..   985   1,731  (14)   352     189    1,086   (33)   251     446      772     (21)     173
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------

(1) For the period April 30, 1997 (inception of operations) to December 31,
    1997.

5. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 were as follows (in 000's):

                                                   California          National            California            National
                                  U.S. Treasury     Municipal         Municipal             Municipal            Municipal
                                   Money Fund      Money Fund         Money Fund            Bond Fund            Bond Fund
                                 ----------------------------------------------------------------------------------------------
Purchases......................  $ 0             $ 0             $ 0                  $44,261               $17,619
Sales..........................  $ 0             $ 0             $ 0                  $30,978               $13,551
                                 ----------------------------------------------------------------------------------------------

                                  U.S. Government
                                   and Mortgage
                                  Securities Fund
                                 -----------------
Purchases......................  $47,603
Sales..........................  $67,338
                                 ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Strategic        Balanced       Growth and       Strategic          Global         Emerging
                                   Income Fund         Fund         Income Fund     Growth Fund      Growth Fund      Growth Fund
                                 --------------------------------------------------------------------------------------------------
Purchases......................  $137,455        $40,842          $238,446        $71,121          $34,518          $20,016
Sales..........................  $114,065        $20,788          $219,780        $58,467          $28,735          $15,019
                                 --------------------------------------------------------------------------------------------------

  At December 31, 1998 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                              Expiring December 31,
                                                              -----------------------------------------------
                                                              2001    2002     2003     2004    2005    2006
U.S. Treasury Money Fund....................................  $ --   $   --   $   --   $   10   $  5   $    7
U.S. Government and Mortgage Securities Fund................  $487   $5,195   $7,507   $1,491   $280   $   52
Emerging Growth Fund........................................  $ --   $   --   $   --   $   --   $ 28   $1,274

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc. and to the Atlas Stock Funds and Atlas Strategic Income Fund by OppenheimerFunds, Inc. (together, the "Subadvisers"). Each Fund pays the Adviser a management fee for the investment management services who, in turn, pays the Subadvisers. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Global Growth Fund and Atlas Emerging Growth Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; and .80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Global Growth Fund and the Atlas Emerging Growth Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provides for a commission to be paid on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable on a quarterly basis. Under the Class B Plan, the maximum rate is .75% per year of average daily Class B net assets in each Fund and is payable on a monthly basis.

  Due to voluntary expense waivers in effect during the period ended December 31, 1998, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at a rate of .75% per annum. Class A 12b-1 fees due the Distributor were reduced in the amount of $383,641. Management fees due the Adviser were reduced by $356,232. The Adviser also absorbed $116,316 of other Fund expenses during the year. During the year ended December 31, 1998, the Distributor received $103,560 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At December 31, 1998, Golden West Financial Corporation owned 80,862 Class A shares in the California Municipal Bond Fund, 45,162 Class A shares in the National Municipal Bond Fund and 116,324 Class A shares in the Emerging Growth Fund.

Notes to Financial Statements                                  December 31, 1998
--------------------------------------------------------------------------------

7. REORGANIZATIONS

  On December 5, 1997, California Municipal Bond Fund, National Municipal Bond Fund and U.S. Government and Mortgage Securities Fund acquired all of the assets of California Insured Intermediate Municipal Fund, National Insured Intermediate Municipal Fund and U.S. Government Intermediate Fund, respectively, pursuant to separate Agreements and Plans of Reorganization approved by the shareholders of each acquired fund on November 24, 1997. Information relative to the transfer of assets and exchange of shares is summarized below. The net assets of California Insured Intermediate Fund, National Insured Intermediate Fund and U.S. Government Intermediate Fund included net unrealized appreciation (depreciation) of $403,011, $221,521 and $(13,671), respectively. The transactions qualified as tax-free reorganizations for federal income tax purposes.

                                                          Share     Shares        Value of       Combined Net Assets
               Merged Fund/Surviving Fund                 Class     Issued      Issued Shares    on December 5, 1997
               --------------------------                 ----------------------------------------------------------
California Insured Intermediate Municipal Fund/
California Municipal Bond Fund..........................  A        1,480,175     $16,888,793     $194,353,610
                                                          B           50,846     $   580,661     $  7,802,691
National Insured Intermediate Municipal Fund/
National Municipal Bond Fund............................  A          850,763     $ 9,809,295     $ 58,188,472
                                                          B           21,768     $   250,984     $  3,134,813
U.S. Government Intermediate Fund/ U.S. Government and
Mortgage Securities Fund................................  A          342,216     $ 3,487,178     $203,355,324
                                                          B           31,035     $   316,243     $  7,195,556

8. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

  Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 1998 are as follows:

  The California Municipal Money Fund has 21.19% in general obligation bonds, 11.05% in housing and 10.12% in community development.

  The National Municipal Money Fund has 25.99% in industrial development, 21.87% in health and 10.98% in airport/seaport.

  The California Municipal Bond Fund has 18.63% in water/sewer and 11.76% in general obligation bonds.

  The National Municipal Bond Fund has 24.29% in general obligation bonds, 13.70% in public power and 12.59% in education.

  The Balanced Fund has 20% in U.S. Treasury Notes and 15.53% in banks.

  The Growth and Income Fund has 10.21% in banks.

  The Strategic Growth Fund has 11.05% in computer hardware.

  The Global Growth Fund has 12.48% in telecommunications, 12.18% in broadcasting, radio and TV and 11.18% in drugs and health care.

  The Emerging Growth Fund has 16.29% in computer software and 14.80% in consumer goods and services.

--------------------------------------------------------------------------------

9. FORWARD CONTRACTS

  Open forward contracts in the Funds to purchase and sell foreign currencies as of December 31, 1998 were as follows:

                                                                               Contract
                                                              Settlement        Amount             Valuation as      Unrealized
                                                                 Date          (000's)             of 12/31/98       Gain (Loss)
                                                           ---------------------------------------------------------------------
Strategic Income Fund:
Contracts to Buy:
----------------
Canadian Dollar..........................................  01/27/99               120     CAD       $   81,828         $   317
                                                                                                    ==========         -------
Contracts to Sell:
---------------
Australian Dollar........................................  02/22/99               435     AUD       $  266,553           4,192
British Pound Sterling...................................  02/22/99-03/09/99      340     GBP          563,548          (2,687)
Canadian Dollar..........................................  01/11/99-01/27/99      400     CAD          261,056          (1,084)
German Deutsche Mark.....................................  02/08/99               670     DEM          402,743          (2,516)
Japanese Yen.............................................  02/08/99             6,000     JPY           53,278          (2,353)
New Zealand Dollar.......................................  01/26/99               140     NZD           73,649           1,629
                                                                                                    ----------         -------
                                                                                                    $1,620,827          (2,819)
                                                                                                    ==========         -------
Net unrealized loss......................................                                                              $(2,502)
                                                                                                                       =======
Global Growth Fund:
-------------------
Contracts to Sell:
---------------
French Franc.............................................  01/29/99             1,813     FRF       $  324,504         $(1,984)
                                                                                                    ==========         =======

10. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

Notes to Financial Statements                                  December 31, 1998
--------------------------------------------------------------------------------

  As of December 31, 1998, the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                                            Number of                    Unrealized
                                                              Expiration     Futures                   Appreciation/
                                                                 Date       Contracts    Valuation     (Depreciation)
                                                              -------------------------------------------------------
Strategic Income Fund:
---------------------
Contracts to Purchase:
--------------------
U.S. Treasury Notes.........................................  03/99             8        $  906,750       $ (3,687)
U.S. Treasury Bonds.........................................  03/99            19         2,427,844        (39,188)
United Kingdom Government Bonds.............................  03/99             1           201,514            790
                                                                                                          --------
                                                                                                           (42,085)
                                                                                                          --------
Contracts to Sell:
---------------
U.S. Treasury Notes.........................................  03/99             3        $  357,469          4,594
                                                                                                        ----------
Net unrealized loss.........................................                                              $(37,491)
                                                                                                          ========

11. OPTIONS TRANSACTIONS

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options my be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

--------------------------------------------------------------------------------

  Written option transactions in the Funds for the year ended December 31, 1998 were as follows:

                                                             Call Options                 Put Options
                                                             -------------------------    -------------------------
                                                              Number of      Amount of     Number of      Amount of
                                                               Options       Premiums       Options       Premiums
                                                             ------------------------------------------------------
Strategic Income Fund:
Options outstanding at December 31, 1997...................            0      $     0       54,409,500    $  7,319
Options written............................................   39,748,300       12,604      136,501,370      65,515
Options closed or expired..................................     (776,500)      (6,119)    (190,910,870)    (72,834)
Options exercised..........................................            0            0                0           0
                                                              ----------      -------     ------------    --------
Options outstanding at December 31, 1998...................   38,971,800      $ 6,485                0    $      0
                                                              ==========      =======     ============    ========
Growth and Income Fund:
Options outstanding at December 31, 1997...................            0      $     0                0    $      0
Options written............................................          100        3,716                0           0
Options closed or expired..................................         (100)      (3,716)               0           0
Options exercised..........................................            0            0                0           0
                                                              ----------      -------     ------------    --------
Options outstanding at December 31, 1998...................            0      $     0                0    $      0
                                                              ==========      =======     ============    ========

12. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. These securities are not registered under the Securities Act of 1933, may be acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 1998, the value of these securities and the resulting percentage of net assets amounted to $1,596,514 or 2.17% in the Atlas Strategic Income Fund and $24,205 or 0.06% in the Atlas Global Growth Fund. Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Atlas Assets, Inc.:

  We have audited the accompanying statements of assets and liabilities of the Funds comprising Atlas Assets, Inc. (Atlas U.S. Treasury Money Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas Strategic Income Fund, Atlas Balanced Fund, Atlas Growth and Income Fund, Atlas Strategic Growth Fund, Atlas Global Growth Fund and Atlas Emerging Growth Fund) (the "Funds"), including the statements of investments in securities and net assets as of December 31, 1998, the related statements of operations for the year ended December 31, 1998, the statements of changes in net assets for the years ended December 31, 1998 and 1997 [Atlas Emerging Growth Fund for the year ended December 31, 1998 and for the period April 30, 1997 (inception of operations) to December 31, 1997], and the financial highlights for each of the periods ended December 31, 1998, 1997, 1996, 1995, and 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc. at December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

[/s/ Deloitte & Touche LLP]
Oakland, California
February 12, 1999

[ATLAS LOGO]

P.O. Box 1894
San Leandro, CA 94577

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